                                                                 EXHIBIT 10.8


                                CREDIT AGREEMENT


                                     AMONG


                               PACKAGED ICE, INC.
                                  AS BORROWER


                                      AND

                            THE FROST NATIONAL BANK
                         INDIVIDUALLY AND AS THE AGENT

                                      AND

                           ZIONS FIRST NATIONAL BANK
                                  INDIVIDUALLY


                     $20,000,000 REVOLVING CREDIT FACILITY

                               SEPTEMBER 15, 1997






                                                              CREDIT AGREEMENT

                               TABLE OF CONTENTS


ARTICLE 1        DEFINITION OF TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         1.1     Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         1.2     General Definitional Provisions  . . . . . . . . . . . . . . . . . . . . . . . .   20

ARTICLE 2        THE CREDITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         2.1     Revolving Loan Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         2.2     Method of Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         2.3     Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
         2.4     Interest Rates and Payment . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         2.5     Continuations/Conversions, Etc.  . . . . . . . . . . . . . . . . . . . . . . . .   25
         2.6     Commitment and Other Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         2.7     Reduction and Termination of Commitment  . . . . . . . . . . . . . . . . . . . .   27
         2.8     Mandatory Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
         2.9     Principal Payments on Loans  . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         2.10    Optional Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         2.11    General Provisions as to Payments  . . . . . . . . . . . . . . . . . . . . . . .   29
         2.12    Funding Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
         2.13    Sharing of Payments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
         2.14    Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
         2.15    Pro Rata Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
         2.16    Proceeds of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32

ARTICLE 3        CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
         3.1     Initial Loans on the Closing Date  . . . . . . . . . . . . . . . . . . . . . . .   32
         3.2     All Loans, Conversions/Continuations . . . . . . . . . . . . . . . . . . . . . .   32
         3.3     Acquisition Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34

ARTICLE 4        REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . .   36
         4.1     Entity Status; Power and Authority . . . . . . . . . . . . . . . . . . . . . . .   36
         4.2     Authorization; Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         4.3     No Conflicts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         4.4     Enforceable Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         4.5     Title to Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         4.6     Financial Condition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         4.7     Full Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
         4.8     No Default or Adverse Condition  . . . . . . . . . . . . . . . . . . . . . . . .   39
         4.9     Material Agreements; Insurance . . . . . . . . . . . . . . . . . . . . . . . . .   39
         4.10    No Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
         4.11    Use of Proceeds; Margin Stock  . . . . . . . . . . . . . . . . . . . . . . . . .   39
         4.12    No Financing of Regulated Corporate Takeovers  . . . . . . . . . . . . . . . . .   40
         4.13    Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
         4.14    Principal Office; Names; Primary Business  . . . . . . . . . . . . . . . . . . .   40
         4.15    Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
         4.16    ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
         4.17    Compliance with Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
         4.18    Government Regulation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41





                                                                CREDIT AGREEMENT

         4.19    Insider  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
         4.20    Certain Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . .   41
         4.21    Insurance; Certifications  . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
         4.22    Compliance with Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . .   42

ARTICLE 5        AFFIRMATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
         5.1     Financial Statements, Reports and Documents  . . . . . . . . . . . . . . . . . .   43
         5.2     Payment of Taxes and Other Liabilities . . . . . . . . . . . . . . . . . . . . .   46
         5.3     Maintenance of Existence and Rights; Conduct of Business . . . . . . . . . . . .   46
         5.4     Notice of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
         5.5     Other Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
         5.6     Compliance with Loan Paper . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
         5.7     Compliance with Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
         5.8     Access; Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
         5.9     Compliance with Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
         5.10    Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
         5.11    ERISA Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
         5.12    Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         5.13    Maintenance of Corporate Identity  . . . . . . . . . . . . . . . . . . . . . . .   49
         5.14    Primary Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
         5.15    Subordination of Affiliate Obligations . . . . . . . . . . . . . . . . . . . . .   49

ARTICLE 6        NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
         6.1     Certain Financial Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
         6.2     Limitation on Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
         6.3     Limitation on Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
         6.4     Restricted Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
         6.5     Limitation on Investments, Loans and Advances  . . . . . . . . . . . . . . . . .   52
         6.6     Affiliate Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
         6.7     Limitation on Sale of Property . . . . . . . . . . . . . . . . . . . . . . . . .   53
         6.8     Accounting Method  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
         6.9     Internal Governance Documents; Name and Principal Place of Business  . . . . . .   53
         6.10    Certain Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . .   54
         6.11    Mergers, Acquisitions and Dissolutions . . . . . . . . . . . . . . . . . . . . .   54
         6.12    Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
         6.13    Sale of Receivables  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
         6.14    Sale of Certain Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
         6.15    Compliance with Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . .   55

ARTICLE 7        EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
         7.1     Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
         7.2     Remedies Upon Event of Default . . . . . . . . . . . . . . . . . . . . . . . . .   58

ARTICLE 8        THE AGENT AND BANKS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         8.1     Appointment of the Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         8.2     Exculpation: Agent's Reliance  . . . . . . . . . . . . . . . . . . . . . . . . .   59
         8.3     Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         8.4     Rights as a Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         8.5     Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60





                                                                CREDIT AGREEMENT

         8.6     Bank's Credit Decision and Non-Reliance  . . . . . . . . . . . . . . . . . . . .   61
         8.7     Deferral of Distributions; Investments . . . . . . . . . . . . . . . . . . . . .   62
         8.8     Nature of Article 8  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
         8.9     Resignation and Removal by Agent . . . . . . . . . . . . . . . . . . . . . . . .   62

ARTICLE 9        CHANGED CIRCUMSTANCES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
         9.1     Basis for Determining Interest Rate Inadequate or Unfair . . . . . . . . . . . .   63
         9.2     Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
         9.3     Increased Cost and Reduced Return  . . . . . . . . . . . . . . . . . . . . . . .   64
         9.4     Substitute Rate for Affected LIBOR Loans . . . . . . . . . . . . . . . . . . . .   65
         9.5     Alternate Lending Office Designation . . . . . . . . . . . . . . . . . . . . . .   66

ARTICLE 10       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
         10.1    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         10.2    No Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         10.3    Payment of Costs and Expenses; Professionals and Consultants . . . . . . . . . .   67
         10.4    Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
         10.5    Sharing of Set-Offs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
         10.6    Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
         10.7    Successors and Assigns; Participations; Assignments  . . . . . . . . . . . . . .   70
         10.8    Maximum Interest Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
         10.9    Governing Law; Submission to Jurisdiction  . . . . . . . . . . . . . . . . . . .   74
         10.10   Counterparts; Effectiveness  . . . . . . . . . . . . . . . . . . . . . . . . . .   75
         10.11   Independence of Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
         10.12   Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
         10.13   Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
         10.14   Governmental Regulation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
         10.15   No Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
         10.16   Renewals, Extensions, Rearrangements, Termination, Etc.  . . . . . . . . . . . .   76
         10.17   Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
         10.18   Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
         10.19   Payments Set Aside . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77
         10.20   Limitation of Liability; Commencement of Actions . . . . . . . . . . . . . . . .   77
         10.21   Review . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
         10.22   Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
         10.23   Investigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
         10.24   Arbitration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
         10.25   Waiver and Release of Claims . . . . . . . . . . . . . . . . . . . . . . . . . .   79
         10.26   Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
         10.27   No Oral Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79





                                                                CREDIT AGREEMENT

                                    ANNEXES

Annex A                  Lender Information
Annex B                  Reserved
Annex C                  Conditions Precedent: Initial Loan


                                   SCHEDULES

Schedule 3.2(e)[1]       Certain Excluded Properties
Schedule 3.2(e)[2]       L & J Properties
Schedule 4.1             Qualification
Schedule 4.5             Schedule of Liens and Judgments
Schedule 4.9             Intellectual Property
Schedule 4.10            Litigation
Schedule 4.14(A)         Principal Place of Business; Chief Executive Office
Schedule 4.14(B)         Trade Names and Mergers, Consolidations, and/or
                           Acquisitions
Schedule 4.15(A)         Subsidiaries and Partnership Interests
Schedule 4.15(B)         Warrants and Options
Schedule 4.20            Environmental Matters
Schedule 5.15            Affiliate Obligations
Schedule 6.2             Indebtedness
Schedule 6.5             Investments
Schedule 6.11            Permitted Acquisitions


                                    EXHIBITS

Exhibit A                Notice of Borrowing
Exhibit B                Continuation/Conversion Notice
Exhibit C                Form of Compliance Certificate
Exhibit D                Assignment and Acceptance Agreement





                                                                CREDIT AGREEMENT

                                CREDIT AGREEMENT


         This Credit Agreement is made and entered into as of the 15th day of September, 1997, among PACKAGED ICE, INC., a Texas corporation ("BORROWER"), and (sometimes hereinafter referred to as "PARENT COMPANY" ); and THE FROST NATIONAL BANK, a national banking association, individually and as agent for the Banks acting in the manner and to the extent provided in ARTICLE 8 (in such capacity, the "AGENT"), ZIONS FIRST NATIONAL BANK, a national banking association, individually, and each of the lenders which becomes a party hereto as provided in SECTION 10.7 (individually, a "BANK" and collectively, the "BANKS").


                                   RECITALS:


         WHEREAS, Borrower has requested the Banks provide it a revolving credit facility for the purposes hereinafter provided; and

         WHEREAS, the Banks, severally, are willing to commit and to advance to the extent of their respective commitments the revolving credit to Borrower upon the terms and subject to the conditions herein provided;

         NOW THEREFORE, for and in consideration of the premises and the promises herein, and for other good and valuable consideration, the receipt, adequacy and reasonable equivalency of which are hereby acknowledged by each party hereto, Borrower, each Bank and the Agent agree as follows:


                                   ARTICLE 1

                              DEFINITION OF TERMS

         1.1. DEFINED TERMS. For purposes of this Agreement, unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement shall have the respective meanings assigned to them in this ARTICLE 1 or in the section, recital, or preamble referred to below.

         "ACQUISITION" means, as to any Person, the following: (i) the direct or indirect purchase or acquisition by such Person of all of (A) the capital stock of a corporation, (B) the membership interests of a limited liability company or (C) the partnership interests of a general or limited partnership, provided that each such transaction results in such Person possessing the power to control the management and policies of such corporation, company or partnership, or (ii) the direct or indirect purchase or acquisition by any such Person of the assets of a going concern business (as defined in accordance with GAAP).





                                                                CREDIT AGREEMENT

         "ACQUISITION DOCUMENTS" means any agreements, documents, instruments, employee-related agreements and plans, deeds, bills of sale, assignments, assumptions, financial statements and information, projections and other acquisition-related documents received or delivered by any Person as part of the closing of such Acquisition.

         "ACQUISITION BORROWING" means a Borrowing for which the proceeds are any part of the consideration for the Acquisition by Borrower, or, to the extent permitted by SECTION 6.11, by Southwestern, Mission or another Wholly-Owned Subsidiary of Borrower, of an Acquisition Target.

         "ACQUISITION TARGET" means the Person or business which is the subject of an Acquisition by Borrower, or, to the extent permitted by SECTION 6.11, Southwestern, Mission or another Wholly-Owned Subsidiary of Borrower.

         "ADJUSTED LONDON INTERBANK OFFERED RATE" means, with respect to any Interest Period, a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the LIBOR Reserve Percentage. The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Percentage.

         "AFFILIATE" means any Person who, directly or indirectly, controls, is controlled by or is under common control with the relevant Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means a member of the board of directors, a partner or an officer of such Person, or any other Person with possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership (of record, as trustee or by proxy) of Voting Shares, through a management contract, or otherwise. Any Person owning or controlling directly or indirectly 10% or more of the Voting Shares, or other equity interests of another Person shall be deemed to be an Affiliate of such Person.

         "AFFECTED BANK" has the meaning set forth in SECTION 9.2.

         "AGENT" has the meaning set forth in the introductory paragraph of this Agreement and shall include, at all relevant times, each successor appointed in the manner provided for in ARTICLE 8.

         "AGENT INDEMNITEES" has the meaning set forth in SECTION 8.2.

         "AGREED MAXIMUM RATE" means a per annum rate of interest equal to 5% plus the Base Rate, which Agreed Maximum Rate shall apply only during a period while there is no Maximum Rate applicable to the transactions contemplated hereby.

         "AGREEMENT", "HEREOF", "HERETO", "HEREIN", "HEREUNDER" and words of similar import means this Agreement as a whole, and not any particular article or section.





                                                                CREDIT AGREEMENT

         "AGREEMENT" means this Credit Agreement, as the same may be amended, modified or supplemented from time to time.

         "APPLICABLE LAW" means, with respect to each of the Agent and the Banks the law in effect, from time to time, applicable to this loan transaction and each Loan Paper which lawfully permits the contracting for, taking, reserving, receiving, charging and/or collection of the maximum lawful, non-usurious rate of interest by such Person on each Loan Paper and the transactions evidenced thereby, and arising in correction therewith (including, but without limitation, the Notes), including laws of the State of Texas, to the extent controlling, the laws of the United States of America, and laws of any jurisdiction whose laws may be mandatorily applicable to such Person, notwithstanding other provisions of any Loan Paper or laws of the United States of America applicable to such Person and the transaction contemplated hereby, which would permit such Person to contract for, take, reserve, receive, charge or collect a greater amount of interest then under such jurisdiction's law. To the extent that Applicable Law is determined by reference to Article 1.04, Title 79, Revised Civil Statutes of Texas, 1925, as amended, and as the same has been or will be codified in the Finance Code of Texas, the interest ceiling applicable hereto and in connection herewith shall be the "indicated" (weekly) rate ceiling as defined in said Article 1.04; provided however, it is agreed that the terms hereof, including the rate, or index, formula or provision of law used to compute the rate in connection herewith, will be subject to the revisions as to current and future balances, from time to time, pursuant to Applicable Law. IT IS FURTHER AGREED THAT IN NO EVENT SHALL CHAPTER 15 OF SUBTITLE 3, TITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, AS AMENDED, AND AS THE SAME HAS BEEN OR WILL BE CODIFIED IN THE FINANCE CODE OF TEXAS, APPLY TO ANY LOAN PAPER OR THE TRANSACTIONS EVIDENCED THEREBY, OR ARISING IN CONNECTION THEREWITH.

         "APPLICABLE MARGIN" means, with respect to any Loan, the following per annum percentages determined by the Agent as follows:

         (a) The Applicable Margin shall be equal to the percentage set forth below based upon the ratio of Total Funded Debt to Consolidated EBITDA as of the end of each Fiscal Quarter with respect to the four fiscal-quarter period ending as of the end of





                                                                CREDIT AGREEMENT
         such Fiscal Quarter, to the extent such ratio or a lesser ratio shall have been maintained for two consecutive Fiscal Quarters:

-------------------------------------------------------------------------------------------------------------------
RATIO OF TOTAL FUNDED DEBT TO CONSOLIDATED                               BASIS POINTS ABOVE      BASIS POINTS ABOVE
EBITDA                                                                   BASE RATE               LIBOR RATE
-------------------------------------------------------------------------------------------------------------------
Equal to or greater than 4.00 to 1.                                            100                    350
-------------------------------------------------------------------------------------------------------------------
Equal to or greater than 3.50 to 1, but less than 4.00 to 1.                    75                    325
-------------------------------------------------------------------------------------------------------------------
Equal to or greater than 3.00 to 1, but less than 3.50 to 1.                    50                    300
-------------------------------------------------------------------------------------------------------------------
Equal to or greater than 2.50 to 1, but less than 3.00 to 1.                    25                    275
-------------------------------------------------------------------------------------------------------------------
Less than 2.50 to 1.                                                             0                    250
-------------------------------------------------------------------------------------------------------------------

In calculating the Consolidated EBITDA for purposes of this definition of Applicable Margin, and for such purposes only, EBITDA of an Acquisition Target shall not be included for any period prior to the closing of such Acquisition.

                 (b) Each determination of the Applicable Margin determined pursuant to subsection (a) above shall be determined by the Agent within ten (10) days after the delivery to it of a certificate required by SECTION 5.1(f), but shall be effective as of the date such Compliance Certificate is due hereunder. Promptly upon each such determination, the Agent shall notify Borrower and each Bank of such determination. Each change in the Applicable Margin shall remain effective until the next such determination.

         "APPLICABLE QUARTER" has the meaning set forth in SECTION 6.1(e).

         "AUTHORIZED OFFICER" means as to any Company, chairman, chief executive officer, secretary, assistant secretary, chief operating officer, the president, chief financial officer (acting or appointed), treasurer, controller or assistant controller of such Company.

         "BANK" has the meaning set forth in the introductory paragraph of this Agreement.

         "BASE COMPANIES" means Borrower, Mission and Southwestern.

         "BASE COMPANY ADJUSTED EBITDA" means the EBITDA of the Base Companies, adjusted as provided in SECTION 3.2(f).





                                                                CREDIT AGREEMENT

         "BASE RATE" means, as determined by the Agent on a daily basis, a per annum rate equal to the lesser of (a) a rate equal to the Wall Street Journal Prime Rate, with said rate to be adjusted to reflect any change in the Wall Street Journal Prime Rate at the time of any such change or (b) the highest rate permitted by Applicable Law, but in no event shall interest contracted for, charged or received hereunder plus any other charges in connection herewith which constitute interest exceed the maximum interest permitted by applicable law. As used herein, the "WALL STREET JOURNAL PRIME RATE" shall mean the "Prime Rate" quoted in the Wall Street Journal (Southwest Edition) which is based on the base rate on corporate loans at large U.S. money center commercial banks. If the Wall Street Journal Prime Rate ceases to be made available by the publisher, or any successor to the publisher, the interest rate will be determined by using a comparable index. If more than one Wall Street Journal Prime Rate is quoted, the higher rate shall apply. The Wall Street Journal Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Each change in the Base Rate shall become effective, without prior notice to Borrower, automatically as of the opening of business on the date of such change in the Base Rate.

         "BASE RATE LOAN" means a Loan to be made or continued as or converted into such a designated Loan pursuant to the applicable Notice of Borrowing or Continuation/Conversion Notice, as the case may be, which will bear interest at a rate determined with reference to the Base Rate.

         "BORROWING" means a borrowing pursuant to a Notice of Borrowing or a continuation or a conversion pursuant to SECTION 2.5 consisting, in each case, of the same Type of Loan having in the case of LIBOR Loans, the same Interest Period and made previously or being made concurrently by all of the Banks.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in San Antonio, Texas or Salt Lake City, Utah are authorized or required by law to close.

         "CAPITAL LEASE OBLIGATIONS" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP.

         "CHANGE IN CONTROL" means, (i) James F. Stuart; A.J. Lewis, III; Steven P. Rosenberg; Robert G. Miller; The Food Fund II Limited Partnership or the partners thereof; SV Capital Partners, L.P. or the partners thereof; Jack Stazo and Norwest Equity Partners V, or the partners thereof shall cease to be the "beneficial owners" (as that term is used in Rules 13d-3 and l3d-5 under the Exchange Act) of at least 51% of the combined voting power of the then outstanding voting securities of Borrower normally entitled to vote in elections of directors; or (ii) during any period of 12 consecutive months, Continuing Directors of Borrower cease for any reason (other than death or disability) to constitute a majority of the Board of Directors of Borrower then in office.





                                                                CREDIT AGREEMENT

         "CLOSING DATE" means September 15, 1997.

         "CODE" means the Internal Revenue Code of 1986, as heretofore and hereafter amended, or any successor statute.

         "COLLATERAL" means all Property of each Company, including all capital stock of each Subsidiary: provided, however, that (i) the capital stock of Southco is not pledged on the date hereof, but shall be pledged as provided in
SECTION 3.2(e), and (ii) there shall also be excluded from "Collateral" all assets listed on SCHEDULE 3.2(e)[1].

         "COMMITMENT" means a Revolving Commitment.

         "COMMITMENT TERMINATION DATE" means the earlier of April 15, 2003, or
(ii) the date upon which the Commitments of all Banks have been terminated pursuant to the terms of this Agreement.

         "COMPANIES" means Borrower, and all its present and future direct and indirect Subsidiaries, and "COMPANY" means any one of them.

         "CONSOLIDATED CURRENT ASSETS" means, as of any date, the current assets which would be reflected on the consolidated balance sheet of the Companies prepared as of such date in accordance with GAAP.

         "CONSOLIDATED CURRENT LIABILITIES" means, as of any date, the current liabilities that would be reflected on the consolidated balance sheet of the Companies prepared as of such date in accordance with GAAP.

         "CONSOLIDATED CURRENT MATURITIES OF LONG-TERM DEBT" means, as of any date, the aggregate amount of all regularly scheduled principal payments on Indebtedness for borrowed money that would be shown on the financial statements of the Companies (excluding the Loans except with respect to principal payments due as a result of the $250,000 per month reduction of the Commitments pursuant to SECTION 2.7 hereof) that are due and payable within twelve (12) months of such date.

         "CONSOLIDATED CURRENT RATIO" has the meaning set forth in SECTION
6.1(a).

         "CONSOLIDATED EBITDA" means, for any period, the net income (plus or minus any extraordinary charges or credits) of the Existing Companies (and any other Companies with the consent of all Banks) determined on a consolidated basis, plus (i) the aggregate amount of all income tax expense of the Existing Companies for such period, plus (ii) interest expense for such period (including the interest expense with respect to the Loans and the interest component of payments under Capital Lease Obligations) plus (iii) the aggregate amount deducted in determining consolidated net income of the Existing Companies for such period for depreciation and amortization of Property.





                                                                CREDIT AGREEMENT

         "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" has the meaning set forth is SECTION 6.1(c).

         "CONTESTED CLAIM" means any Tax, Indebtedness or other claim or liability, (i) the validity or amount of which is being diligently contested in good faith by any Company by appropriate proceedings being diligently prosecuted, (ii) for which adequate reserves, if required by GAAP, have been established by such Company and (iii) with respect to which any right to execute upon or sell any Property or assets of such Company has not matured or has been and continues to be effectively enjoined, superseded or stayed.

         "CONTINUATION/CONVERSION NOTICE" has the meaning set forth in SECTION 2.5(a).

         "CONTINUING DIRECTORS" means any member of the Board of Directors of Borrower on the date of this Agreement, any director elected since the date thereof in any annual meeting of the shareholders upon the recommendation of the Board of Directors of Borrower or any other member of the Board of Directors of Borrower who will be recommended or elected to succeed a Continuing Director by a majority of Continuing Directors who are then members of the Board of Directors of Borrower.

         "CREDIT EVENT" means the making or continuation of, or conversion into, any Loan.

         "DEBTOR LAW" means all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar Laws, or general equitable principles, from time to time in effect, affecting the Rights of creditors generally or providing for relief to debtors.

         "DEFAULT" means any of the events specified in SECTION 7.1, regardless of whether there shall have occurred any passage of time or giving of notice or both that would be necessary in order to constitute such event an Event of Default.

         "DEFAULT RATE" means, at the time in question, the lesser of (i) the Base Rate, as in effect for each day during such time, plus 5 % and (ii) the Maximum Rate.

         "DIVIDENDS" means, in respect of any corporation, limited liability company or similar Person, cash distributions or any other distributions (whether in cash, Property or obligations) on, or in respect of, any class of capital stock of such entity, except for distribution made solely in shares of common stock.

         "DOJ" means the United States Department of Justice.

         "DOMESTIC LENDING OFFICE" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on ANNEX A attached hereto and made a part hereof or such other office of such Bank as such Bank may from time to time specify to Borrower and the Agent.





                                                                CREDIT AGREEMENT

         "EBITDA" of a particular Company, of a group or Companies or of an Acquisition Target shall have the same meaning as "Consolidated EBITDA", except with respect to that one Company, group of Companies or Acquisition Target only.

         "EBITDA VARIANCE has the meaning set forth in SECTION 6.1(e).

         "ENVIRONMENTAL COMPLAINT" means any third party (including private parties, governmental agencies, and employees) action, lawsuit, claim, demand, event, condition, report, investigation or proceeding which seeks to impose liability for (i) noise; (ii) pollution or contamination of the surface water, groundwater, or land; (iii) generation, handling, treatment, storage, disposal, air, or transportation of Hazardous Materials; (iv) exposure to Hazardous Materials; or (v) non-compliance with any Environmental Law.

         "ENVIRONMENTAL LAW" shall mean any federal, state, or local law, statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environmental conditions, including without limitation, (i) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, as now or hereafter amended (42 U.S.C. Section 6901 et seq.); (h) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, as now or hereafter amended (42 U.S.C. Section 9601 et seq.); (iii) the Clean Water Act, as now or hereafter amended (33 U.S.C. Section 1251 et seq.);
(iv) the Toxic Substances Control Act, as now or hereafter amended (15 U.S.C.
Section 2601 et seq.); (v) the Clean Air Act, as now or hereafter amended (42 U.S. C. Section 7401 et seq.), Texas Solid Waste Disposal Act (V.T.C.A. Health and Safety Code Section 361.001 et seq.) and the Texas Water Code (V.T.C.A. Water Code Sections 26.001-26.407); (vi) all regulations promulgated under any of the foregoing; (vii) any local, state or foreign law, statute, regulation or ordinance analogous to any of the foregoing; and (viii) any other federal, state, local, or foreign law (including any common law), statute, regulation, or ordinance, regulating, prohibiting, or otherwise restricting the placement, discharge, release, threatened release, generation, treatment, or disposal upon or into any environmental media of any substance, pollutant, or waste which is now or hereafter classified or considered to be hazardous or toxic to human health or the environment.

         "ENVIRONMENTAL LIABILITY" means any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage, injury, judgment, penalty or fine, cost of enforcement, cost of remedial action or any other cost or expense whatsoever, including reasonable attorneys' fees and disbursements, resulting from the violation or alleged violation of any Environmental Law, the storage, handling, transportation or release of Hazardous Materials, or the imposition of any Environmental Lien.

         "ENVIRONMENTAL LIEN" means a Lien in favor of a Governmental Authority or other Person (i) for any liability under an Environmental Law or (ii) for damages arising from or costs incurred by such Governmental Authority or other person in response to a release or threatened release of hazardous or toxic waste, substance or constituent into the environment.





                                                                CREDIT AGREEMENT

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, together with all presently effective and future regulations issued pursuant thereto.

         "EVENT OF DEFAULT" has the meaning set forth in SECTION 7.1.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "EXECUTIVE MANAGEMENT" means the persons holding the following offices: chairman, president, chief executive officer, chief operating officer.

         "EXISTING COMPANIES" Packaged Ice Leasing, Inc.; Southco Ice, Inc.; Southwest Texas Packaged Ice, Inc.; Borrower; Southwestern and Mission.

         "EXISTING SUBSIDIARIES" Packaged Ice Leasing, Inc.; Southco Ice, Inc.; Southwest Texas Packaged Ice, Inc.; Southwestern and Mission, each singularly, an "EXISTING SUBSIDIARY".

         "EXISTING NON-BORROWER SUBSIDIARIES" Southwestern, Mission, Packaged Ice Leasing, Inc.; Southco Ice, Inc.; and Southwest Texas Packaged Ice, Inc.

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal fund transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

         "FINANCING PARTIES" has the meaning set forth in SECTION L0.8.

         "FISCAL MONTH", "FISCAL QUARTER" and "FISCAL YEAR" refer to the fiscal month, fiscal quarter and fiscal year, respectively, of Borrower and each of its Subsidiaries.

         "FROST" means The Frost National Bank, a national banking association.

         "FTC" means the Federal Trade Commission.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

         "GOVERNMENTAL AUTHORITY" means, whether now or hereafter constituted and/or existing; (i) any government or nation; (ii) any state, province, commonwealth, territory, possession,





                                                                CREDIT AGREEMENT
county, parish, town, township, city or municipality; (iii) any other Person or entity that exercises executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government; (iv) any political or other authority, district or subdivision of any of the Persons or entities referred to in the preceding clauses (i), (ii) and (iii); (v) any court, tribunal, panel, board, commission, department, agency, bureau, examiner or instrumentality of the Persons or entities referred to in the preceding clauses
(i), (ii), (iii) and (iv); and (vi) any arbitrator, mediator or arbitration and/or mediation panel, board or the like, whether impaneled pursuant to Laws, by contract or otherwise.

         "GUARANTEE" means, directly or indirectly (without duplication): (i) any guarantee or guaranty, as applicable, an endorsement, an assumption, or an undertaking, an understanding or a contingent agreement or other agreement (hereinafter in this definition, the foregoing shall be collectively referred to as "ANY AGREEMENT" or "ANY OTHER AGREEMENT", as the context may require) to purchase or acquire, or to furnish funds or Property for the payment or maintenance of, or otherwise to be or become liable (contingently, irrevocably, absolutely or otherwise) under or with respect to, or to perform or cause to be performed, the Indebtedness (or any Property constituting security therefor), other obligations and liabilities, net worth, capital requirements, working capital, earnings, financial condition or position, or financial covenants of any Person, or the redemption or repurchase obligations of any Person's capital stock, warrants or stock or other equity, partnership or similar capital equivalents, or any class or nature; (ii) a guarantee of, or any other agreement for, the payment of dividends or other distributions upon the stock, equity, partnership or other interests of any Person; (iii) any agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of its obligations or Indebtedness, or to provide assurances thereof to any creditor or other obligee of a debtor; (iv) any agreement to assure a creditor or other obligee against any loss, including but without limitation, causing a bank or other Person to issue a letter of credit or other similar instrument for the benefit of another Person; or (v) any agreement commonly known as or referred to as a "comfort" or "keepwell" letter or agreement; provided however, in no event shall "GUARANTEE" include endorsements for collection or deposit made in the ordinary course of business. The terms "GUARANTEE" and "GUARANTEED" used as a verb shall have a correlative meaning.

         "GUARANTORS" means the Existing Subsidiaries and any additional Subsidiary of any Company required to be a Guarantor pursuant to a Permitted Acquisition in accordance with SECTION 6.11.

         "GOVERNING DOCUMENTS" means (i) as to any corporation, the articles of incorporation and bylaws of such corporation (including any amendments or modifications); (ii) as to any limited liability company, the articles of organization and regulations of such limited liability company (including any amendments or modifications); (iii) as to any limited partnership, the certificate of limited partnership and the limited partnership agreement of such limited partnership (including any amendments or modifications); and (iv) as to any general partnership, the partnership agreement of such partnership (including any amendments or modifications).





                                                                CREDIT AGREEMENT

         "HAZARDOUS DISCHARGE" means the happening of any event, status or circumstance involving the use, storage, spill, transportation, removal, disposal, discharge or cleanup of any Hazardous Material.

         "HAZARDOUS MATERIAL" means (i) any hazardous substance defined in the Comprehensive Response, Compensation and Liability Act 42 U.S.C. Section 9601 et seq.; (h) any substance the presence of which on any Property requires reporting or remediation under any Environmental Law; (iii) gasoline, diesel fuel, fuel oil, motor oil and any other petroleum hydrocarbons, including any additives or other byproducts associated therewith; and (iv) asbestos and asbestos- containing materials in any form.

         "HSR ACT" means the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended and the rules and regulations thereunder.

         "ICE BUSINESS" means (i) the manufacture and sale (including, without limitation, direct sales, wholesale sales and retail sales) of ice; (ii) the manufacture and sale of ice and water by means of ice manufacturing or water purification equipment (including ice makers, bins, baggers, merchandisers, delivery devices and related equipment) installed on the premises of any of the Companies' customer(s) whether or not such equipment is owned by one of the Companies, the customers of that Company, or a third party; (iii) contract on-premises ice or water service (including leasing of ice or water related equipment) for a customer's internal use; (iv) providing cold storage and freezer related services in conjunction with the traditional ice business; (v) the sale of products incidental or related to the foregoing; and (v) all logical extensions of the foregoing.

         "INDEBTEDNESS" means, for any Person (without duplication), any liability, indebtedness or obligation, contingent or otherwise, of such Person:
(i) for borrowed money (whether by loan or the issuance and sale of debt securities or instruments or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (ii) evidenced by bonds, notes, debentures or similar instruments; (iii) representing the deferred purchase or acquisition price of Property or services, including trade accounts payable; (iv) with respect to amounts or obligations Guaranteed or Indebtedness of another secured by a Lien on the Property of such Person, whether or not the respective indebtedness or obligations so secured have been assumed by such Person; (v) with respect to reimbursement of, or payment in respect to, letters of credit, bankers' acceptances, surety or other bonds or similar instruments issued or credit transactions; (vi) for any Guarantee of such Person; (vii) [Intentionally Omitted]; (viii) under leases serving as a source of financing or otherwise capitalized in accordance with GAAP; (ix) under sales or other title retention agreements; (x) under, or in respect of, any indemnity and similar obligations, howsoever arising, including, indemnities incurred or arising in connection with the purchase, sale or use of Property, the scope of which indemnity is unlimited, unqualified or unquantifiable, or exceeds the fair market value of the Property being purchased, sold or used, or pertains to Environmental Liability or to the negligence, actions, emissions or other activities of any Person; (xi) under, or in respect of, any partnership, joint venture or similar entity in which such Person is a general partner, joint venturer or similar participant; (xii) in respect of unfunded vested benefits under any Plan; (xiii)





                                                                CREDIT AGREEMENT
to redeem, repurchase, retire or otherwise acquire any shares of capital stock, warrants, stock equivalents or other evidences of equity of any class or nature of such person, or to set apart any money or other Property for a defeasance, sinking or analogous fund for any Dividend or distribution thereon, or for any redemption, repurchase, retirement or other acquisition thereof; (xiv) under or in respect of Interest Rate Agreements; or (xv) which would under GAAP be shown on such Person's balance sheet as a liability.

         "INDENTURE" means collectively (i) that certain Indenture dated as of April 17, 1997, among Packaged Ice, Inc. as Issuer, the Subsidiary Guarantors named therein and U.S. Trust Company of Texas, N.A. as Trustee relating to $50,000,000 12% Series A Senior Notes due April 15, 2004 and 12% Series B Senior Notes due April 15, 2004, (ii) any indenture having substantially the same terms and governing not more than an additional $15,000,000 of not greater than 12% Senior Notes of the same class (Series C and D) due April 15, 2004, and (iii) any indenture having substantially the same terms, replacing the two aforesaid indentures and governing not more than $65,000,000 of not greater than 12% Senior Notes due April 15, 2004 (which 12% Senior Notes shall include Notes issued in exchange for the 12% Series B Senior Notes), as each may be amended or supplemented from time to time, to the extent such amendment is not prohibited hereunder.

         "INTEREST PERIOD" means with respect to each Borrowing consisting of a LIBOR Loan, the period commencing on the date of such Borrowing and ending six, nine or twelve months thereafter, as Borrower may elect in the applicable Notice of Borrowing or Continuation/Conversion Notice; provided that:

                 (i) any Interest Period which would otherwise end on a day that is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day unless such LIBOR Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding LIBOR Business Day;

                 (ii) any Interest Period which begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last LIBOR Business Day of a calendar month; and

                 (iii) no Interest Period applicable to a Loan shall be elected that extends beyond the Commitment Termination Date.

         "INTEREST RATE AGREEMENT" shall mean any interest rate swap agreement, interest cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement to which a Person is a party, designed to protect the Person against fluctuations in interest rates.

         "INVESTMENT" in any Person means any investment, whether by means of share purchase, loan, advance, extension of credit, capital contribution or otherwise, in or to such Person, the





                                                                CREDIT AGREEMENT
guarantee of any Indebtedness of such Person or the subordination of any claim against such Person to other Indebtedness of such Person.

         "JUDGMENT" means any judgment, order, subpoena, levy, abstract, mandamus, decree, injunction, restraining order or other directive, demand or the like, of any Governmental Authority, howsoever issued by it (whether pursuant to its equity rights or powers, or otherwise).

         "LAWS" means all applicable statutes, laws, ordinances, regulations, rules, directives, guidelines, interpretations, rulings, orders, requirements, determinations, judgments, writs, injunctions, decrees and other similar pronouncements or directives of any Governmental Authority, and "LAW" means each of the foregoing.

         "LEASING SUBSIDIARY" means Packaged Ice Leasing, Inc..

         "LEGAL RIGHTS" means, with respect to a Person, and to such Person's business, operations and Property, all licenses, permits, certificates, franchises, authorizations, consents, approvals, patents and patent rights, trademarks and trademark rights, trade names and trade name rights, copyrights, service marks, applications, registrations and other similar rights, privileges and authorities, used or useful and required of such Person and/or for such Person to own and/or operate its business and Property.

         "LENDING OFFICE" means, as to any Bank, its Domestic Lending Office or its LIBOR Lending Office, as the context may require.

         "LIBOR BUSINESS DAY" means any Business Day on which commercial banks are open for international business in London.

         "LIBOR LENDING OFFICE" means, as to any Bank, its office, branch or Affiliate identified in ANNEX A as its LIBOR Lending Office or such other office, branch or Affiliate of such Bank as it may hereafter designate as its LIBOR Lending Office by notice to Borrower and the Agent.

         "LIBOR LOAN" means a Loan to be made or continued as or converted into such a designated Loan pursuant to the applicable Notice of Borrowing or Continuation/Conversion Notice, as the case may be, which will bear interest at a rate determined with reference to the Adjusted London Interbank Offered Rate.

         "LIBOR RATE BORROWING" means a Borrowing consisting of a LIBOR Loan.

         "LIBOR RESERVE PERCENTAGE" means, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York with deposits exceeding five billion dollars in respect of "Eurocurrency Liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or





                                                                CREDIT AGREEMENT
any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

         "LIEN" means any lien, mortgage, tax lien, pledge, encumbrance, Environmental Lien, easement, restriction, right-of-way, charge or adverse claim affecting title or use of, or resulting in an encumbrance against, Property of a Person, or a security interest, conditional sale or title retention arrangement, or any other interest in Property designed to secure the repayment of a liability or the performance of an obligation or agreement, whether arising by agreement, under any Law or otherwise, including, without limitation, any lease in the nature thereof, any option, right of first refusal or other similar agreement to sell, and any filing of, or agreement to give, any financing statement under the UCC or equivalent statute in any jurisdiction or any other instrument that evidences the creation, perfection, continuation, notice and/or other aspect of a present or future Lien or asserted Lien.

         "LITIGATION" means any proceeding, (judicial, arbitratral mediation or otherwise), claim, complaint, demand, lawsuit, hearing, inquiry and/or investigation conducted or threatened by or before any Governmental Authority.

         "LOAN" means any advance by the Banks to Borrower pursuant to their Commitments.

         "LOAN PAPERS" means this Agreement, each Note and any and all other agreements (including, without limitation, pledge agreements and guaranty agreements), documents, promissory notes, instruments, reports, opinions, requests, certificates, notices, filings and all other documents, instruments, agreements (including, without limitation, guaranty agreements) and writings, now or hereafter executed or delivered pursuant to, or in connection with, this Agreement, or the transactions provided for herein or contemplated hereby, or in or by any other Loan Papers, each of the foregoing being in form, scope and substance satisfactory to the Banks.

         "LOAN PARTIES" means (i) Borrower and (ii) each Subsidiary of Borrower which is now or hereafter becomes a party to a guaranty agreement described on ANNEX C (including any Subsidiaries of Borrower that may hereafter become a party thereto in connection with Acquisitions permitted under the terms of this Agreement), and "LOAN PARTY" means any one of them.

         "LOAN YEAR" means each one year period commencing on September 15, and ending on the following September 14, the first Loan Year beginning on September 15, 1997 provided, however, the last Loan Year shall end on April 15, 2003.

         "LONDON INTERBANK OFFERED RATE" means, with respect to any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher 1/100 of 1%) with a period equal to such Interest Period quoted in U.S. Dollars by the British Bankers' Association at approximately 11:00 a.m. London time five LIBOR Business Days before the first day of such Interest Period. In the event that the London Interbank Offered Rate is no longer published or reported as specified above, then the parties shall use the rate of interest published in the Wall Street Journal (Southwest Edition) in the "Money Rates" section as the "London Interbank Offered Rates





                                                                CREDIT AGREEMENT

(LIBOR)" for a period of time equal or comparable to the applicable Interest Period, as of five Business Days preceding the date of Borrowing.

         "MATERIAL ADVERSE EFFECT" means any circumstance or event which, individually or in the aggregate with other circumstances or events; (i) could reasonably be expected to have any material adverse effect whatsoever upon the validity, performance, perfection or enforceability of any Loan Papers, (ii) could reasonably be expected to be material and adverse to the financial condition, business, operations or prospects of the Companies, taken as a whole, or the Property of the Companies, taken as a whole; (iii) could reasonably be expected to impair the ability of any Company to fulfill promptly and completely its obligations under any of the Loan Papers to which it is a party; or (iv) could reasonably be expected to result in or cause a Default or an Event of Default.

         "MAXIMUM RATE" means, with respect to each of the Agent and the Banks and on any and with respect to each day, the maximum lawful non-usurious rate of interest (if any) which, under Applicable Law, it is permitted or authorized to contract for, charge, collect, receive, take or reserve from Borrower on its Notes or other Obligations owed or owing to it, as the case may be, from time to time in effect, including changes in such Maximum Rate attributable to changes under Applicable Law which permit a greater rate of interest to be contracted for, charged, collected, received, taken or reserved as of the effective dates of the respective changes.

         "MISSION" means Mission Party Ice, Inc., a Texas corporation, a wholly-owned subsidiary of Borrower.


         "MONTHLY DATE" means the 15th day of each calendar month during the term of the Notes beginning October 15, 1997.

         "NEGATIVE PLEDGE" means any term, provision, agreement, contract or undertaking that, directly or indirectly, precludes or restricts, or purports to preclude or restrict, the imposition or voluntary creation of, a Lien on Property.

         "NOTE" means a Revolving Credit Note, and "NOTES" means the Revolving Credit Notes, and as otherwise provided in SECTION 2.3.

         "NOTICE OF BORROWING" has the meaning set forth in SECTION 2.2(a).

         "NOTICE OF DEFAULT" has the meaning set forth in SECTION 8.3.

         "OBLIGATIONS" means all obligations, indebtedness, fees, expenses, costs, indemnities and other indemnification obligations, and liabilities of Borrower to the Agent and the Banks, now existing or hereafter arising, whether direct or indirect, related or unrelated, fixed or contingent, liquidated or unliquidated, joint, several or joint or several, or otherwise, and all renewals, extensions, increases, refinancings, rearrangements or modifications thereof, or any part thereof, arising pursuant to, or in connection with, this Agreement or any other Loan Paper, and all





                                                                CREDIT AGREEMENT
interest accruing thereon (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Borrower, would accrue on such Obligations), and attorneys' fees incurred in the enforcement or collection thereof.

         "OTHER TAXES" has the meaning set forth in SECTION 2.14.

         "PBGC" means the Pension Benefit Guaranty Corporation, and any successor to all or any of the Pension Benefit Guaranty Corporation's functions under ERISA.

         "PARTICIPANT" has the meaning set forth in SECTION 10.7(c).

         "PERMITTED ACQUISITION" has the meaning set forth in SECTION 6.11.

         "PERMITTED INDEBTEDNESS" has the meaning stated in SECTION 6.2.

         "PERMITTED LIENS" means: (i) Liens imposed by mandatory provisions of Law such as carrier's, materialmen's, mechanics', warehousemen's, landlord's and other like Liens arising in the ordinary course of business, securing Indebtedness not yet due, (ii) Liens for Taxes, if the same are not yet delinquent or qualify as a Contested Claim, (iii) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real Property, provided that such items do not or will not impair or interfere with the use of such Property for the purposes intended or the value thereof, and specifically as to real property, all matters of record to the extent the same are disclosed in writing to Agent as of the date of this Agreement (iv) pledges or deposits in connection with or to secure worker's compensation, unemployment insurance, pensions or other employee benefits, or public or statutory obligations, (v) liens expressly permitted pursuant to the terms of the Security Documents, and (vi) liens securing Indebtedness incurred under SECTION 6.2(V)A or SECTION 6.2(V)B.

         "PERSON" includes any individual, corporation, company, joint venture, general or limited partnership, trust, organization, association, limited liability partnership, limited liability company or other entity (whether or not incorporated), or Governmental Authority.

         "PLAN" means any plan subject to Title IV of ERISA and maintained at any time since January 1, 1986 for employees of any Company or of any member of a "controlled group of corporations" or "trade or business," as such terms are defined in Section 414(b) or (c) of the Code, of which any Company is a member, or any plan subject to Title IV of ERISA to which any Company is required to contribute, or has been required to contribute at any time since January 1, 1986, on behalf of its employees.

         "PROJECTED BASE COMPANY ADJUSTED EBITDA" has the meaning set forth in SECTION 3.2(f).

         "PROJECTED INTEREST EXPENSE OF ALL COMPANIES" has the meaning set forth in SECTION 3.2(f).





                                                                CREDIT AGREEMENT

         "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible (including, without limitation, Legal Rights).

         "PURCHASER" has the meaning set forth in SECTION 10.7(d).

         "QUALIFIED BANK" means any commercial bank located in the USA, which is organized under the laws of the USA or any state thereof, insurers its deposits with the Federal Deposit Insurance Corporation (or any successor) and has capital, surplus and undivided profits aggregating at least $100,000,000 as of the date of such commercial bank's most recent financial report.

         "QUARTERLY DATE" means each September 30, December 31, March 31, and June 30.

         "REGULATION D", "REGULATION G", "REGULATION T", "REGULATION U" and "REGULATION X" mean Regulation D, G, T, U or X, as the case may be, of the Board of Governors of the Federal Reserve System, or any successor or other regulation hereafter promulgated by said Board to replace the prior Regulation D, G, T, U or X and having substantially the same function.

         "REQUIRED BANKS" means, as of the date of any determination, Banks that hold at least 66 2/3% of the Commitments or, if the Commitments shall have been terminated holding Notes evidencing 66 2/3 % of the sum of the aggregate unpaid principal amount of the Loans.

         "REVOLVING AVAILABILITY PERIOD" means the period from and including the Closing Date to, but not including, the Revolving Commitment Termination Date.

         "REVOLVING COMMITMENT" means, as to any Bank and on each relevant date of determination, the obligation of such Bank to make Revolving Loans to Borrower in an aggregate principal amount at any one time outstanding not exceeding the amount set forth opposite such Bank's name in ANNEX A under the caption "REVOLVING COMMITMENT", as the same may be reduced from time to time pursuant to this Agreement, including reductions attributable to each Unavailable Commitment for the applicable quarterly period.

         "REVOLVING COMMITMENT TERMINATION DATE" means the date upon which the Revolving Commitments of all Banks have been terminated pursuant to the terms of this Agreement.

         "REVOLVING LOAN" has the meaning set forth in SECTION 2.1(a).

         "REVOLVING CREDIT NOTE" means a promissory note executed by Borrower, in form and substance satisfactory to the Agent, payable to the order of each Bank and evidencing the obligation of Borrower to repay Revolving Loans made to it by such Bank.

         "RIGHTS" means rights, remedies, powers and privileges.

         "SECURITY DOCUMENTS" means (i) this Agreement, (ii) all security agreements, (iii) all memoranda, consents, waivers, deeds of trust, mortgages, security agreements, assignments,





                                                                CREDIT AGREEMENT
collateral assignments, pledge agreements, financing statements, continuation statements, registrations and other filings, agreements, instruments and documents that create, perfect, continue and/or otherwise provide, in whole or part, for Liens in the Collateral (or any part thereof), and (iv) all guaranty agreements in favor or for the benefit of the Banks, each of the foregoing being in form, scope and substance satisfactory to the Agent, which Security Documents include, without limitation, the security agreements, deeds of trust, stock pledge agreements and guaranty agreements listed on ANNEX C hereto.

         "SOUTHCO" means Southco Ice, Inc., a Texas corporation, a wholly owned subsidiary of Borrower.

         "SOUTHWESTERN" means "Southwestern Ice, Inc." a Texas corporation, a wholly owned subsidiary of Borrower.

         "SUBSIDIARY" means, for any Person, any corporation or other entity (including, without limitation, any partnership or joint venture) (i) of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other Persons having similar powers and/or performing similar functions of such corporation or other entity (irrespective of whether or not at any time securities or other ownership interests of any class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person, or (ii) of which such Person is a general partner, joint venturer or similar capacity.

         "TAXES" means all taxes, assessments, fees, levies, imposts, duties, penalties or other charges of any nature whatsoever from time to time or at any time imposed by any Law or any Governmental Authority, whether on income, profits, Property, sales, use, excise, franchises, capital, ownership, operations or otherwise.

         "TEMPORARY CASH INVESTMENT" means any Investment in (i) direct obligations of the USA or any agency thereof, or obligations fully guaranteed by the USA or any agency thereof (including indirect investments in such obligations through repurchase agreements with the Agent or any Qualified
Bank), provided that such obligations mature within 30 days of the date of acquisition thereof; (ii) commercial paper rated in the highest grade by two or more national credit rating agencies and maturing not more than 30 days from the date of acquisition thereof; (iii) demand and time deposits with, and certificates of deposit and banker's acceptances issued by, the Agent or any Qualified Bank; (iv) commercial paper maturing not more than 30 days from the acquisition thereof issued by any Bank (or the parent of any Bank) and (v) Eurodollar investments made available through any Bank.

         "TEST PROJECTION" has the meaning set forth in SECTION 6.1(e).

         "TOTAL FUNDED DEBT" means, as of any time, the outstanding principal balance of (i) the Notes plus (ii) any other Indebtedness for borrowed money of any Company, determined on a consolidated basis.





                                                                CREDIT AGREEMENT

         "TRANSFEREE" has the meaning set forth in SECTION 10.7(e).

         "TYPE" has the meaning set forth in SECTION 1.2(f).

         "UCC" means the Uniform Commercial Code of the State of Texas and of any other state to the extent Texas Law requires application of the same.

         "USA" means the United States of America.

         "UNAVAILABLE COMMITMENT" has the meaning set forth in SECTION 2.7.

         "VOTING SHARES" of any corporation means shares of any class or classes (however designated) having ordinary voting power for the election of at least a majority of the members of the Board of Directors (or other governing bodies) of such corporation.

         "WHOLLY-OWNED SUBSIDIARY" of any Person means any Subsidiary of such Person of which all the outstanding Voting Shares, are owned by such Person or any wholly-owned Subsidiary of such Person.

         "ZIONS" means Zions First National Bank, a national banking association.

         1.2     GENERAL DEFINITIONAL PROVISIONS.

         (a) All terms defined in this Agreement shall have their defined meanings when used in each Loan Paper and in each certificate, exhibit, schedule, annex or other instrument related thereto, unless in any case the context states or implies otherwise; and when required by the context, each term shall include the plural as well as the singular, and vice versa. Furthermore, in each Loan Paper: (i) the word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation"; and (ii) provisions in the masculine or feminine genders should be construed to include the other gender.

         (b) Definitions of each Person specifically defined herein or in each other Loan Paper shall mean and include herein and therein, unless otherwise expressly provided to the contrary, the successors, assigns, heirs and legal representatives of each such Person.

         (c) Unless the context otherwise requires or unless otherwise expressly provided, references to this Agreement and each other Loan Paper shall include all amendments, modifications, supplements, restatements, ratifications, renewals, increases, extensions, replacements, substitutions and rearrangements thereof or thereto, as applicable, and as in effect from time to time; provided, however, nothing contained in this sentence shall be construed to authorize any Person to execute or enter into any such amendments, modifications, supplements, restatements, ratifications, renewals, increases, extensions or rearrangements to a Loan Paper to which it is a party, unless entered into and executed pursuant to the applicable provisions of the respective Loan Papers.





                                                                CREDIT AGREEMENT

         (d) All accounting terms not specifically defined in a Loan Paper shall be construed, and all accounting procedures, calculations and reporting required or provided for in any Loan Paper shall be performed or prepared, as applicable, in accordance with GAAP consistently applied.

         (e) The term "SECTION" refers to Sections of this Agreement, and the terms "ANNEX", "EXHIBIT" and "SCHEDULE" refer to Annexes, Exhibits and Schedules attached hereto, reference to which is hereby made for incorporation herein for all intents and purposes, unless in any case the context states or implies otherwise. The table of contents and headings in each Loan Paper are inserted for convenience of reference only and shall be ignored when construing any such Loan Paper.

         (f) Loans hereunder are distinguished by "TYPE". The "TYPE" of a Loan refers to the determination whether such Loan is a Base Rate Loan or a LIBOR Loan.

                                   ARTICLE 2

                                  THE CREDITS

         2.1     REVOLVING LOAN COMMITMENT.

         (a) Loans. From time to time during the Revolving Availability Period, each Bank severally agrees to make revolving loans (each a "LOAN" or a "REVOLVING LOAN") to Borrower on and subject to the terms and conditions set forth in this Agreement, in an aggregate principal amount at any one time outstanding up to but not exceeding such Bank's Commitment; provided, however, at no time shall the aggregate principal amount of all Loans outstanding exceed the Commitments of all Banks. Subject to the terms and conditions of this Agreement, Loans may be borrowed, repaid and reborrowed at any time during the Revolving Availability Period without premium or penalty, but expressly subject to SECTION 2.10 and SECTION 2.12.

         (b) Amount of Borrowings: Borrowings Ratable. Each Borrowing requested by Borrower as a Base Rate Loan shall be in a minimum principal amount of $250,000 (aggregate of all Banks), or a multiple thereof, or if a lesser amount, the amount of the remaining unadvanced aggregate Commitments, of all Banks. Each Borrowing requested by Borrower as a LIBOR Loan, shall be in a minimum principal amount of $1,000,000 (aggregate of all Banks). All Borrowings hereunder shall be made from the Banks ratably in proportion to their respective Commitments.

         (c) Types. All Loans shall, at the option of Borrower, be either Base Rate Loans or LIBOR Loans and may be continued or converted pursuant to
SECTION 2.5, provided that all Loans made pursuant to the same Borrowing shall be of the same Type; provided, however, no more than 10 LIBOR Loan Borrowings shall be outstanding at any time to Borrower, but expressly subject to SECTION
2.10 and SECTION 2.12.





                                                                CREDIT AGREEMENT

         2.2     METHOD OF BORROWING.

         (a) The Borrower shall give the Agent notice in the form attached hereto as EXHIBIT A (a "NOTICE OF BORROWING"), not later than 11:00 A.M. (San Antonio, Texas time) on (i) with respect to Base Rate Loans, the fifth Business Day before each Borrowing consisting of a Base Rate Loan and (ii) with respect to LIBOR Loans, the fifth LIBOR Business Day before each Borrowing consisting of a LIBOR Loan, specifying:

         (1) the date of such Borrowing, which shall be a Business Day in the case of a Borrowing consisting of a Base Rate Loan or a LIBOR Business Day in the case of a Borrowing consisting of a LIBOR Loan;

         (2) the Type of the Loans comprising such Borrowing, provided that with respect to the initial Credit Event hereunder, all Loans shall be Base Rate Loans;

         (3) the aggregate amount of such Borrowing and of each Loan comprising such Borrowing;

         (4) (i) the deposit account of the Agent's Domestic Lending Office into which such Borrowing is requested to be deposited or (ii) complete wiring instructions for any other account of Borrower to which such Borrowing is requested to be wired;

         (5) in the case of a LIBOR Rate Borrowing, the duration of the Interest Period applicable thereto;

         (6) if the requested Borrowing will cause the aggregate principal balances of all Loans to exceed $10,000,000 for the first time during the term hereof, such Notice of Borrowing shall be accompanied by a current business valuation, on a "going concern" basis, of Subsidiaries of Borrower other than Southwestern in form and substance satisfactory to Banks and showing a minimum value of $6,000,000;

         (7) whether any part of such Borrowing will be used to fund the closing of an Acquisition; and

         (8) A compliance certificate as described in SECTION 5.1(f), current as of the date not earlier than the Business Day before the delivery of the Notice of Borrowing, including a schedule showing the changes which would occur to such compliance certificate after giving effect to the proposed Borrowing.

Notwithstanding the foregoing, Borrower's right to designate any Loan as a LIBOR Loan shall be subject to the restrictions referred to in SECTION 2.5(c).

         (b) By 12:00 noon (San Antonio time) on the date of receipt of the applicable Notice of Borrowing from Borrower, the Agent shall notify each Bank of the contents thereof and of





                                                                CREDIT AGREEMENT
such Bank's ratable share of such Borrowing. Such Notice of Borrowing shall not be revocable by Borrower.

         (c) Not later than 1:00 P.M. (San Antonio time) on the date of each Borrowing, each Bank shall make available its ratable share of such Borrowing, in immediately available funds, to the Agent at the account number of the Agent set forth in Annex A. Unless the Agent determines that any applicable condition precedent has not been satisfied, the Agent will make the funds so received from each Bank available to the Requesting Borrower in its deposit account designated in the applicable Notice of Borrowing, unless otherwise directed in writing by Borrower and accepted by the Agent.

         (d) Unless the Agent has received notice from a Bank, prior to any proposed Borrowing, that such Bank does not intend to fund its Loan requested to be made on such date, the Agent may assume that such Bank has funded its Loan and is depositing the proceeds thereof with the Agent on such date, and the Agent in its sole discretion may, but shall not be obligated to, disburse a corresponding amount to the Borrower on such date. If Loan proceeds corresponding to that amount are not in fact deposited with the Agent by such Bank on or prior to the funding date of such Loan, such Bank agrees to pay, and in the event such Bank fails to immediately pay, Borrower agrees to repay, to the Agent forthwith on demand such corresponding amount, together with interest on the balance thereof from time to time outstanding for each day from the date such amount is disbursed to Borrower until the date such amount is paid or repaid to the Agent, (i) in the case of Borrower, at the interest rate applicable to such Borrowing, and (ii) in the case of such Bank, at the Federal Funds Rate, but in no event in excess of the Maximum Rate. If such Bank shall pay to the Agent such corresponding amount, the amount so paid shall constitute such Bank's Loan as part of such Borrowing for the purposes of this Agreement. If both such Bank and Borrower shall repay such corresponding amount, the Agent shall promptly refund to Borrower such corresponding amount (together with any interest paid thereon by Borrower). This SECTION 2.2(d) does not relieve any Bank of its obligation to make its Loans on any funding date therefor. The obligations of each Bank hereunder are several, AND NEITHER ANY BANK NOR THE AGENT SHALL BE RESPONSIBLE FOR THE OBLIGATION OF ANY OTHER PERSON (OTHER THAN ITS AFFILIATES) HEREUNDER (OR SUCH OTHER PERSON'S DEFAULT IN THE PERFORMANCE THEREOF), nor will the failure by the Agent or any Bank to perform any of their respective obligations hereunder relieve the Agent or any other Bank from the performance of its respective obligations hereunder.

         (e) Unless otherwise directed in writing by the Borrower and accepted by the Agent, all Borrowings made hereunder shall be disbursed by credit to the deposit account maintained by Borrower at the Agent's Domestic Lending Office that is designated in the applicable Notice of Borrowing.

         2.3     NOTES.

         (a)     The Loans of each Bank shall be evidenced by a Revolving Note.





                                                                CREDIT AGREEMENT

         (b) Upon receipt of each Bank's Notes pursuant to this SECTION 2.3, the Agent shall promptly mail or deliver such Notes to such Bank. Each Bank shall record on its books, and prior to any transfer of its Notes shall endorse on the schedule forming a part thereof appropriate notations to evidence the date, amount and maturity of each Loan made by it and the date and amount of each payment of principal made by Borrower with respect thereto; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of Borrower or any Bank hereunder or under any other Loan Paper. Each Bank is hereby irrevocably authorized by Borrower so to endorse its Notes and to attach to and make a part of its Notes a continuation of any such schedule as and when required.

         2.4     INTEREST RATES AND PAYMENT.

         (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due and payable, at a rate per annum equal to the lesser of (i) the sum of the Base Rate as in effect for each such day plus the Applicable Margin and
(ii) the Maximum Rate. Accrued, unpaid interest on the outstanding principal of the Base Rate Loans shall be due and payable on each Monthly Date. Any principal of and, to the extent permitted by Law, accrued and unpaid interest on any Base Rate Loan which has become due and payable shall bear interest on the unpaid portion thereof, payable on demand, for each day from such due date and until paid, at the Default Rate.

         (b) Each LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the lesser of (i) the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate and (ii) the Maximum Rate. Accrued, unpaid interest on the outstanding principal of each LIBOR Loan shall be due and payable for each Interest Period on each Monthly Date during the Interest Period and on the last day thereof. Any principal of and, to the extent permitted by Law, interest on any LIBOR Loan which has become due and payable shall bear interest on the unpaid portion thereof, payable on demand, for each day from such due date and until paid, at the Default Rate.

         (c) The Agent shall in good faith determine each interest rate applicable to the Loans hereunder and each fee hereunder pursuant to the terms hereof. Interest for all Base Rate Loans and all fees shall be computed on the basis of a year of 360 days, in each case for the actual number of days elapsed (including the first day but excluding the last day), except that, if use of a 360 day year would result in a rate in excess of the Maximum Rate, such computation will be made on the basis of a year consisting of 365 or 366 days, as appropriate. Each such determination by the Agent of an interest rate or fee hereunder shall be conclusive and binding in the absence of manifest error.

         (d) Notwithstanding the foregoing, if at any time the applicable contractual rate of interest provided for herein (without reference to the Maximum Rate limitation) exceeds the Maximum Rate, then the rate of interest on any Loan or other Obligation shall be limited to the Maximum Rate during such time, and at all times thereafter (including periods during which any or all of such applicable contractual rates of interest have fallen below the Maximum
Rate), the interest rate on any Loan or other Obligation shall be the Maximum Rate, or if there is no





                                                                CREDIT AGREEMENT

Maximum Rate in effect, the Agreed Maximum Rate, until the total amount of interest accrued on such Loan or other Obligation equals the amount of interest which would have accrued thereon if the applicable contractual rate of interest (without reference to the Maximum Rate limitation) had at all times been in effect; but in no event shall the aggregate interest payable or paid during the period beginning on the date the initial Loan is made until the Obligations are paid in full exceed an amount equal to interest at the Maximum Rate, so long as the Maximum Rate shall be applicable to this Agreement and the transactions contemplated hereby. If at maturity or final payment of any Note or other Obligations, as applicable, the total amount of interest paid or accrued on such Note or other Obligations under the foregoing provisions is less than the total amount of interest which would have been paid or accrued if the applicable contractual rate of interest provided for herein had at all times been in effect, then Borrower agrees, to the fullest extent permitted by Law, to pay an amount equal to the difference between (i) the lesser of (A) the amount of interest which would have been paid or accrued on such Note or other Obligations, as applicable, if the Maximum Rate had at all times been in effect and (B) the amount of interest which would have been paid or accrued on such Note or other Obligations, as applicable, if a rate per annum equal to the applicable contractual rate of interest provided for herein had at all times been in effect, and (ii) the amount of interest paid or accrued in accordance with the other provisions of such Note or other Obligations, as applicable.

         (e) The payment of interest (or any amount deemed to be interest) on any Note and on any other Obligation shall, in all respects regarding each of the Loan Papers, be subject to the provisions of SECTION 10.8.

         2.5     CONTINUATIONS/CONVERSIONS, ETC.

         (a)     Continuation/Conversion.

                 (i) Borrower may elect from time to time to convert all or any portion of the outstanding Base Rate Loan to a LIBOR Loan made to Borrower by giving the Agent a completed and duly executed irrevocable notice of such election, in the form and substance of EXHIBIT B hereto (each, a "CONTINUATION/CONVERSION NOTICE") not later than 11:00 A.M. (San Antonio time) on the second LIBOR Business Day before the proposed date of conversion, specifying the proposed date of conversion, the portion of the Base Rate Loan to be converted, and the duration of the Interest Period applicable thereto.

                 (ii) Borrower may elect to continue (as of the last day of the applicable Interest Period) all or any part of any LIBOR Loan made to Borrower as the same Type of Loan by giving the Agent an irrevocable Continuation/Conversion Notice in the form applicable to Borrower not later than 11:00 A.M. (San Antonio time) on the second LIBOR Business Day before the proposed date of continuation. Each Continuation/Conversion Notice shall specify the proposed date of continuation, the portion of LIBOR Loan to be continued, and the duration of the Interest Period applicable thereto.





                                                                CREDIT AGREEMENT

                 (iii) Borrower may elect from time to time to convert all or any portion of a LIBOR Loan into a Base Rate Loan made by Borrower by giving the Agent an irrevocable Continuation/Conversion Notice in the form applicable to Borrower not later than 11:00 A.M. (San Antonio time) one Business Day before the date of conversion. Each Continuation/Conversion Notice shall specify the portion of the LIBOR Loan to be converted and the date of conversion.

                 (iv) Upon receipt of a Continuation/Conversion Notice, the Agent shall promptly notify each Bank thereof. Any continuation pursuant to the preceding clause (ii) or conversion pursuant to the preceding clause (iii), may only occur on the last day of the applicable Interest Period or upon payment of amounts due pursuant to
         SECTION 2.12. Each Borrowing continued as, or converted to, a LIBOR Loan shall be in a minimum principal amount of $1,000,000, or a multiple of $250,000 in excess thereof, and each Borrowing continued as, or converted to, a Base Rate Loan shall be in a minimum principal amount of $250,000 or a multiple thereof.

         (b) No Notice. If the applicable Continuation/Conversion Notice is not given with respect to any LIBOR Loan prior to the time specified in SECTION 2.5(a)(i) or SECTION 2.5(a)(ii), or if the applicable Continuation/Conversion Notice is timely or otherwise given, but it is incomplete and is not completed before the respective time required by this Agreement, Borrower shall be deemed to have converted such Loan into a Base Rate Loan on the last day of the applicable Interest Period.

         (c) Restrictions on Use of Options. Notwithstanding anything to the contrary contained in this SECTION 2.5, no LIBOR Loan may be made or continued as such, and no Loan shall be made or converted to a LIBOR Loan, (i) when any Default or Event of Default has occurred and is continuing, (ii) when any provision of any Loan Paper prohibits or would preclude any such continuation, election or conversion, or (iii) if after giving effect to any such proposed continuation, election or conversion, it would be necessary to prepay, in whole or part, a LIBOR Loan prior to the expiration of its then applicable Interest period in order for Borrower to pay, in full and in accordance with this Agreement, a mandatory, scheduled or voluntary payment or prepayment of principal hereunder, including the final maturity payment hereunder. During the period that Borrower is prohibited or precluded hereunder from continuation of LIBOR Loans, election or conversion of LIBOR Loans, and unless otherwise expressly provided herein, each LIBOR Loan shall be automatically converted to a Base Rate Loan on the last day of the applicable Interest Period, and each other Loan shall be continued as a Base Rate Loan.

         2.6     COMMITMENT AND OTHER FEES. Subject to SECTION 10.8:

         (a) Borrower shall pay to the Agent, for the ratable account of the Banks, the following fees: (i) during the first Loan Year, 1/4 of 1% per annum on the total unused portion of the Commitments of all Banks during the Availability Period, and (ii) after the first Loan Year, .375% per annum on the total unused portion of the Commitments of all Banks during the Availability Period. Such fees shall be payable quarterly in arrears on each Quarterly Date during the Availability Period beginning on December 15, 1997.





                                                                CREDIT AGREEMENT

         (b) On the Closing Date, Borrower shall pay to the Agent, for the ratable account of the Banks, a facility fee in the amount of $20,000, less any portion of the amount of $50,000 previously paid and not expended for costs for which Borrower is responsible under the terms hereof.

         2.7     REDUCTION AND TERMINATION OF COMMITMENTS.

         (a) Beginning October 15, 1999 and on each Monthly Date thereafter during the term hereof, the Commitments of all Banks shall permanently reduce by an aggregate amount of $250,000.

         (b)     Each termination or reduction of any Commitment pursuant to
(a) above shall apply proportionately to the respective Commitment of each Bank, and each such permanent reduction, once so reduced, may not be reinstated.

         (c)     Any Indebtedness which is incurred after the date hereof under
SECTION 6.2(V) shall temporarily reduce, so long as such Indebtedness is outstanding, the Commitments of all Banks by an aggregate amount equal to all such Indebtedness incurred (such amount of reduction, being the "Unavailable Commitment"). Each reduction of any Commitment pursuant to this SECTION 2.7(c) shall apply proportionately to the respective Commitment of each Bank. Beginning October 15, 1999, any reductions required under this SECTION 2.7(c) shall be in addition to reductions required under SECTION 2.7(a). Borrower may, upon notice to the Agent of the payment of Indebtedness described in SECTION 6.2(V), restore the Unavailable Commitment to the unused portion of the Commitments of all Banks in an amount equal to such Indebtedness repaid, and, thereupon, the unused portion of the Commitments shall be increased in an amount equal to the amount so restored, provided that the fee payable under
SECTION 2.6(a) for the calendar quarter during which Borrower elects to restore all or any part of the Unavailable Commitment shall be calculated as though such restored portion of the Unavailable Commitment were a portion of the unused portion of the Commitments during such entire calendar quarter and subject to any other reductions required by SECTION 2.7(a).

         (d) To the extent not theretofore terminated or permanently reduced, as applicable, the Commitments of all Banks shall terminate on April 15, 2003.

         2.8     MANDATORY PREPAYMENTS.

         (a) If at any time (whether as a result of a permanent reduction in Commitments pursuant to SECTION 2.7(a) and SECTION 2.7(b) or a temporary reduction in Commitments pursuant to SECTION 2.7(c), or otherwise), the aggregate principal amount of all Loans outstanding exceeds the aggregate amount of the Commitments of all Banks, Borrower shall immediately prepay the Loans in an amount at least equal to such excess. All such mandatory prepayments shall be accompanied by, and Borrower shall pay, (i) interest thereon which has accrued until the date of payment thereof and (ii) funding losses required to be paid pursuant to SECTION 2.12, if any.





                                                                CREDIT AGREEMENT

         (b) By 11:00 A.M. (San Antonio time) on the date that a mandatory prepayment is required under SECTION 2.8(a), Borrower shall select which outstanding Loans (indicating the Type) are to be prepaid and shall notify the Agent thereof. Such notice shall not be revocable by Borrower. The Agent shall notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment. Each such prepayment shall be applied to prepay ratably the respective Loans so selected.

         (c) As provided in SECTION 2.2(d), Borrower shall immediately prepay the principal of, and accrued interest on, portions of Borrowings funded by the Agent as to which and to the extent a Bank has not funded its pro rata portion.

         2.9     PRINCIPAL PAYMENTS ON LOANS.

         (a) On each Monthly Date, commencing with the Monthly Date of September 15, 1999 and continuing consecutively until the payment of such Loans in full, there shall be due and payable by Borrower a principal installment in respect of the Loans in an aggregate principal amount necessary to reduce the balance thereof to the aggregate of the Commitments of all Banks, as adjusted pursuant to SECTION 2.7 hereof.

         (b) The aggregate unpaid principal balance of the Loans, together with accrued, unpaid interest thereon shall (unless the maturity thereof is sooner accelerated or otherwise becomes due and payable by Borrower in accordance with the terms hereof or any other Loan Paper) mature and be due and payable by Borrower on the Commitment Termination Date.

         2.10    OPTIONAL PREPAYMENTS.

         (a) Borrower may, upon notice to the Agent given not later than 12:00 noon (San Antonio time) on (i) the Business Day of prepayment of any Base Rate Loan and (ii) the fifth LIBOR Business Day prior to the date of prepayment of any LIBOR Loan, prepay any Loan in whole at any time, or from time to time in part, in minimum principal amounts of $100,000 or any integral multiple thereof; provided however, with respect to LIBOR Loans prepaid other than on the last day of the Interest Period for such Loan, Borrower shall also pay any funding losses required to be paid pursuant to SECTION 2.12 hereof. Such notice shall specify the date and amount of prepayment and the Loan or Loans (indicating the corresponding Type) applicable to such prepayment and shall not be revocable by Borrower. The payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest thereon, and any funding losses pursuant to SECTION 2.12, and other fees and expenses due and owing by Borrower to the date of prepayment.

         (b)     Upon receipt of a notice of prepayment pursuant to this
SECTION 2.10, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share, if any, of such prepayment.

         2.11 GENERAL PROVISIONS AS TO PAYMENTS. Borrower shall (i) make each payment of principal of and interest on the Loans, and (ii) make each payment of fees or any other





                                                                CREDIT AGREEMENT

Obligations of Borrower, in U.S. dollars, not later than 12:00 noon (San Antonio time) on the date when due (it being understood that interest shall accrue and be payable for such date on any amounts which are paid after 12:00 noon (San Antonio time)), in immediately available funds, without deduction, setoff or counterclaim to the Agent or any Bank at the account of the Agent set forth in Annex A. By 1:00 P.M. (San Antonio time) on the date of receipt, the Agent will distribute to each Bank (as applicable), in accordance with the terms of this Agreement, its ratable share of each such payment. Whenever any payment of principal of or interest on the LIBOR Loans shall be due on a day which is not a LIBOR Business Day, the date for payment thereof shall be extended to the next succeeding LIBOR Business Day unless such LIBOR Business Day falls in another calendar month, in which case the date for payment thereof shall be the immediately preceding LIBOR Business Day. Whenever any payment of any other Obligations shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended as provided above or by operation of law or otherwise, interest thereon shall be payable for such extended time. Unless the Agent has received notice from Borrower prior to the date on which any payment is due to each Bank or the Agent hereunder that Borrower will not make such payment in full, the Agent may assume that Borrower has made such payment in full to the Agent on such date, and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent Borrower has not made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank, together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at a rate per annum equal to the Federal Funds Rate. In the event any payment received by the Agent and so paid to Banks is rescinded or must otherwise be returned by the Agent, each Bank shall, upon the request of the Agent, repay to the Agent the amount of such payment paid to such Bank, together with interest thereon, for each day from the date such amount is repaid by Agent until the date such Bank repays such amount to the Agent, at a rate per annum equal to the Federal Funds Rate, but in no event in excess of the Maximum Rate.

         2.12 FUNDING LOSSES. If Borrower (i) makes any payment or prepayment of principal with respect to any LIBOR Loan, pursuant to ARTICLE 2, including without limitation pursuant to SECTION 2.7, SECTION 2.8 or SECTION 2.9, or otherwise, on any day other than the last day of the Interest Period applicable thereto, (ii) fails to borrow, pay or prepay any LIBOR Loans after notice has been given to any Bank in accordance with SECTION 2.2(b) or 2.10(b),
(iii) defaults in making a Borrowing of, conversion into, or continuation of, LIBOR Loans after it has given a notice regarding same in accordance with the provisions of this Agreement, or (iv) converts or continues a LIBOR Loan, or converts a Base Rate Loan into a LIBOR Loan, in any event in this clause (iv) pursuant to SECTION 2.5 at any time other than at the end of (or in the case of a conversion to a Base Rate Loan, at the beginning of) the relevant Interest Period, then Borrower shall, subject to SECTION 10.8, indemnify and reimburse Agent and/or each Bank, as applicable, on demand for any loss or expense incurred or sustained by it as a consequence of any thereof, including any loss incurred or sustained in obtaining, liquidating, employing or redeploying deposits from third parties, and including loss of Applicable Margin, for the period after any such payment, conversion, continuation or failure to borrow, through the end of such Interest Period;





                                                                CREDIT AGREEMENT
provided that the Agent and/or such Bank shall have delivered to Borrower a certificate as to the amount of such loss or expense which certificate shall be conclusive and binding against Borrower, absent manifest error.

         2.13 SHARING OF PAYMENTS, ETC. Each of the Agent and the Banks agrees that if it shall, whether through the exercise of rights under any Loan Paper or rights of banker's lien, set-off, counterclaim or otherwise against Borrower or otherwise, obtain payment of a portion of the aggregate Obligations owed to it by Borrower which, taking into account all distributions made by the Agent under this Agreement causes the Agent or such Bank to have received more than it would have received had such payment been received by the Agent and distributed pursuant to this Agreement, then (i) it shall notify the Agent and each of the other Banks, (ii) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause the Agent and all Banks to share all payments as provided for herein, and (iii) such other adjustments shall be made from time to time as shall be equitable to ensure that the Agent and all Banks share all payments of Obligations as provided for herein; provided, however, nothing contained herein shall in any way affect the right of the Agent or any Bank to obtain payment (whether by exercise of rights of banker's lien, set-off, counterclaim or otherwise) of indebtedness other than the Obligations. Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by law exercise any and all rights of banker's lien, set-off or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this SECTION 2.13 is thereafter recovered from the seller under this SECTION 2.13 which received the same, the purchase provided for in this
SECTION 2.13. shall be deemed to have been rescinded and the purchase price restored to the extent of such recovery, together with interest, if any, if interest is required pursuant to court order to be paid on account of the possession of such funds prior to such recovery.

         2.14    TAXES.

         (a) No Deduction for Certain Taxes. Any and all payments by Borrower shall be made, free and clear of and without deduction for any and all present or future Taxes. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable to any Bank or the Agent, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this SECTION 2.14), such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made; (ii) the Borrower shall make such deductions; and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (b) Other Taxes. In addition, subject to SECTION 10.8, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes, or the other Loan Papers (hereinafter referred to as "OTHER TAXES").





                                                                CREDIT AGREEMENT

         (c) Indemnification. SUBJECT TO SECTION 10.8, BORROWER INDEMNIFIES EACH BANK AND THE AGENT FOR THE FULL AMOUNT OF TAXES OR OTHER TAXES (INCLUDING, WITHOUT LIMITATION, ANY TAXES OR OTHER TAXES IMPOSED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION 2.14, BUT NOT INCLUDING EXCLUDED TAXES AS DEFINED BELOW) PAID BY SUCH BANK OR THE AGENT, AS THE CASE MAY BE, AND ANY LIABILITY (INCLUDING INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED. EACH PAYMENT REQUIRED TO BE MADE BY BORROWER IN RESPECT OF THIS INDEMNIFICATION SHALL BE MADE TO THE AGENT FOR THE BENEFIT OF ANY PARTY CLAIMING SUCH INDEMNIFICATION WITHIN 30 DAYS FROM THE DAY THE BORROWER RECEIVES WRITTEN DEMAND DETAILING THE CALCULATION OF SUCH AMOUNTS THEREFOR FROM THE AGENT ON BEHALF OF ITSELF AS AGENT OR ANY SUCH BANK. IF ANY BANK OR THE AGENT RECEIVES A REFUND IN RESPECT OF ANY TAXES PAID BY BORROWER, UNDER THIS SECTION
2.14 (c), SUCH BANK OR THE AGENT, AS THE CASE MAY BE, SHALL PROMPTLY PAY TO BORROWER ITS SHARE OF SUCH REFUND.

         (d) Evidence of Tax Payments. Borrower will pay prior to delinquency all Taxes payable in respect of any payment due hereunder. Within 30 days after the date of any payment of such Taxes, or, if later, within five days after delivery to Borrower of a receipt for payment of such Taxes, Borrower will furnish to the Agent, at its address referred to in Annex A, the original or a copy of a receipt evidencing payment of such Taxes.

         (e) Excluded Taxes. Borrower shall not be required to pay franchise taxes, taxes on capital and/or gross receipts or taxes imposed on the overall net income of any Bank or of its Lending Office for any of the Loans by the jurisdiction in which such Bank has its principal office or such a Lending Office.

         2.15    PRO RATA TREATMENT. Except as required under SECTION 2.12, and
ARTICLE 9, each Borrowing, each payment or pre-payment of principal of any Borrowing, each payment of interest on the Loans, each payment of the fees, each termination or reduction of the Commitments, and each refinancing of any Borrowing with, conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type, shall be allocated ratably and pro rata by Agent among the Banks in accordance with their respective Commitments. Each Bank agrees that in computing such Bank's portion of any Borrowing to be made hereunder, the Agent may, in its discretion, round each Bank's portion of such Borrowing to the next higher or lower whole dollar amount.

         2.16 PROCEEDS OF LOANS. The proceeds of the Loans shall be used by Borrower solely to finance the following costs incurred by the Borrower: (i) capital expenditures, (ii) working capital and (iii) to finance Permitted Acquisitions, whether directly by Borrower or indirectly through an Subsidiary in accordance with this Agreement.





                                                                CREDIT AGREEMENT

                                   ARTICLE 3

                                   CONDITIONS

         3.1 INITIAL LOANS ON THE CLOSING DATE. The obligations of the Banks to make any Loan on the Closing Date are subject to the conditions precedent that on or before the Closing Date, the Agent shall have received, there shall have been performed and there shall exist, the documents, actions and other matters set forth in Annex C hereto, each in form, scope and substance, and (as applicable) dated as of a date, satisfactory to the Agent and its counsel.

         3.2 ALL LOANS, CONVERSIONS/CONTINUATIONS. The obligations of the Banks to make each Loan or to continue any Loan as, or to convert any Loan into, a LIBOR Loan or a Base Rate Loan (except as to an automatic conversion to a Base Rate Loan following the end of the applicable Interest Period of a LIBOR Loan without the giving of the applicable Continuation/Conversion Notice as required hereunder) are subject to, in addition to the conditions referred to in SECTION 3.1, the satisfaction of the Agent as to the following conditions precedent:

                 (a) Representations True and No Defaults. (i) The representations and warranties contained and referred to in ARTICLE 4 (other than those representations and warranties limited by their terms to a specific date) shall be true and correct in all material respects on and as of the date of the Credit Event as though made on and as of such date and shall be true and correct in all material respects upon the making of the requested Loans, with the same force and effect as though made on and as of the date hereof and thereof, except for such representations and warranties which relate to a particular date or which fail to be true and correct as a result of events or occurrences permitted under the Loan Papers; and (ii) no Event of Default or Default shall have occurred and be continuing.

                 (b) No Material Adverse Change. Since the date of the most recent financial statements delivered pursuant to SECTION 5.1, as of the date of the Credit Event, no change or event that might reasonably be expected to cause a Material Adverse Effect shall have occurred.

                 (c) Borrowing Documents. Other than a continuation or conversion pursuant to SECTION 2.5, the Agent shall have received (i) a certificate signed by an Authorized Officer of the Borrower dated as of such date to the effect set forth in SECTION 3.2(a), (ii) a Notice of Borrowing delivered in accordance with SECTION 2.2(a), (iii) a compliance certificate as described in SECTION 5.1(f), delivered in accordance with SECTION 2.2(a), (iv) the certification described in
         SECTION 5.1(N) and (v) as provided in SECTION 2.2(a)(6), if the requesting Borrowing will cause the aggregate principal balances of all Loans to exceed $10,000,000 for the first time during the term hereof, Agent shall have received a current business valuation, on a "going concern" basis of Subsidiaries of Borrower other





                                                                CREDIT AGREEMENT
         than Southwestern in form and substance satisfactory to Banks and showing a minimum value of $6,000,000; (vi) such other documents and certificates relating to the transactions herein contemplated as the Banks (through the Agent), may reasonably require.

                 (d) Continuation/Conversion Documents. On the date of any continuation or conversion pursuant to SECTION 2.5, the Agent shall have received (i) a certificate executed by an Authorized Officer of the Borrower dated as of such date to the effect set forth in SECTION 3.2(a), and (ii) a Continuation/Conversion Notice in the form applicable to Borrower delivered in accordance with SECTION 2.5(a), and (iii) such other documents and certificates relating to the transactions herein contemplated as the Banks (through the Agent) may reasonably require.

                 (e) Collateral Security Documents. To secure repayment of the Obligations, the performance of all of Borrower's obligations to Agent and the Banks with respect thereto, Borrower shall execute and deliver, or cause to be executed and delivered, to Agent, for the ratable benefit of the Banks, the Security Documents which shall create a perfected, first priority, Lien and security interest in the Collateral, subject to the exceptions noted in the Security Documents or in SCHEDULE 4.5, specifically excluding that portion of the Property identified on SCHEDULE 3.2(e)[1], BUT INCLUDING ANY PROPERTY OF THE COMPANIES ACQUIRED BY THE COMPANIES OR DISCOVERED BY THE AGENT AFTER THE DATE HEREOF. Upon termination of the pledge of the capital stock and assets of Southco to Southco, Inc., Borrower shall immediately (i) pledge such stock, and (ii) cause Southco to pledge such Assets, each to Agent for the ratable benefit of the Banks to secure the Loans pursuant to pledge instruments satisfactory to Agent, using instruments which are substantially similar to the Security Documents executed on the Closing Date. Additionally, on the Closing Date, Borrower shall obtain from L & J Lewis Properties, LLC, a Texas limited liability company ("L & J"), and deliver to Agent an agreement confirming that upon the acquisition of those certain Properties described on SCHEDULE 3.2(e)[2] (the "L & J Properties") by L& J, if such properties are leased or subleased to any Company, L & J will immediately enter into such memoranda of lease, landlord lien subordination documents and consents to the granting of leasehold deeds of trust by such Company as Agent shall reasonably require. Further, upon such lease or sublease to a Company, Borrower will cause such Company to execute and deliver to Agent a Deed of Trust creating a first and prior lien in favor of Agent for the benefit of the Banks on the L & J Properties, said Deed of Trust to be in substantially the same form as those executed by the Companies on the Closing Date covering leasehold(s) located in Texas.

         (f) Compliance With Base Company Adjusted EBITDA Requirement. Without limiting any of the above provisions, it is specifically agreed that the Banks shall not be obligated to make any Loan or advance any Borrowing, until Agent shall have received evidence reasonably satisfactory to all Banks of current compliance with the following:

                 The ratio of (a) the Projected Base Company Adjusted EBITDA for the Four Fiscal Quarters immediately following the requested Borrowing to
(b) the Projected Interest





                                                                CREDIT AGREEMENT

Expense of All Companies for the same period, shall not be less than the ratios required below for the applicable Loan balance (taking into account the requested Borrowing):

                           ----------------------------------------------------------------------
                                     BALANCE OF ALL LOANS                                  RATIO
                           ----------------------------------------------------------------------
                                   Not more than $5,000,000                                 None

                            More than $5,000,000 but not more than                        1.2 to 1
                                         $10,000,000

                           More than $10,000,000 but not more than                        1.3 to 1
                                         $15,000,000

                                    More than $15,000,000                                 2.0 to 1
                           ----------------------------------------------------------------------

         As used in this SECTION 3.2(f), "PROJECTED BASE COMPANY ADJUSTED EBITDA" means, at any time, for the next Four Fiscal Quarters, the sum of (i) Base Company EBITDA for the immediately preceding Four Fiscal Quarters, plus
(ii) annual projected EBITDA attributable to any Acquisitions occurring after April 17, 1997, to the extent the same is adjusted in a manner acceptable to the Banks. Provided, however, with respect to any Acquisition occurring after June 30, 1997 if the cash portion of the purchase price for such Acquisition exceeds $5,000,000 (including any deferred payments of the cash price) , the use of the EBITDA of such Acquisition Target in the calculation of Projected Base Company Adjusted EBITDA shall be further subject to the delivery of and approval by Banks of the financial reporting required pursuant to SECTION 5.1(c).

         As used in this SECTION 3.2(f), "PROJECTED INTEREST EXPENSE OF ALL COMPANIES" means, at any time, for the next Four Fiscal Quarters, the interest expense of all the Companies, (i) that would accrue during such period based on the principal balance of all Indebtedness of the Companies on the date the projection is made, and (ii) that would accrue on the additional principal balance of the Indebtedness to be incurred as a result of the requested Borrowing after giving effect to Indebtedness repaid with the proceeds of the such Borrowing,

         3.3 ACQUISITION BORROWINGS. The obligation of the Banks to make the Loans requested by Borrower to finance, in whole or in part, an Acquisition permitted under this Agreement, is subject to, in addition to the conditions set forth in SECTION 3.2, the following conditions precedent:

         (a) Borrower shall deliver or cause to be delivered to the Agent (with a copy thereof for each Bank): (i) copies of Acquisition Documents in possession of Borrower or any other Company relating to such Acquisition, provided, however, at any time at which the balance of the Loans is less than $10,000,000, receipt of such Acquisition Documents shall not be a condition precedent (unless requested by Agent) but shall instead be delivered to Agent 15 Business Days following closing of such Acquisition; and (ii) a statement of the president or chief financial officer of Borrower certifying that such Acquisition was duly authorized by Borrower and has been or will be consummated substantially in accordance with the Acquisition Documents.





                                                                CREDIT AGREEMENT

         (b) The Acquisition Documents relating to such Acquisition and all operative instruments executed in connection therewith shall be valid, binding and enforceable against the parties thereto in accordance with their terms, subject to the effect of Debtor Laws.

         (c) The terms and provisions of such Acquisition and the Acquisition Documents relating to such Acquisition shall be reasonably acceptable to the Agent and the Banks and such Acquisition shall be a Permitted Acquisition under SECTION 6.11.

         (d) With respect to an Acquisition of all or substantially all of the assets of an Acquisition Target by Borrower or, pursuant to SECTION 6.11, Southwestern, Mission or another Wholly-Owned Subsidiary of Borrower, the following shall occur: (i) record and beneficial ownership of all Property to be acquired from the Acquisition Target shall be transferred, in accordance with applicable Law and free and clear of all Liens (other than Permitted Liens), to such Company; (ii) if such Wholly-Owned Subsidiary of Borrower is not a Loan Party, such Wholly-Owned Subsidiary of Borrower shall (A) execute and deliver to the Agent a guaranty agreement, in form, scope and substance reasonably acceptable to the Agent to guarantee the Obligations, and (B) execute all such other documents, in form scope and substance reasonably acceptable to the Agent, and take such other related action as the Agent may reasonably request; and (iii) all conditions set forth in SECTION 3.2(a) and
SECTION 3.2(b) shall be satisfied before and after giving effect to the completion of such Acquisition.

         (e) With respect to an Acquisition of all of the outstanding capital stock, partnership interests or other ownership interests of an Acquisition Target by Borrower, or, pursuant to SECTION 6.11, Southwestern, Mission or another Wholly-Owned Subsidiary of Borrower, the following shall occur: (i) such Company shall be the record and beneficial owner of all of the issued and outstanding capital stock, partnership interests or other ownership interests of the Acquisition Target free and clear of all Liens (other than Permitted Liens); (ii) the Acquisition Target shall (A) execute and deliver to the Agent a guaranty agreement, in form, scope and substance reasonably acceptable to the Agent, to guarantee the Obligations and (B) execute all such other documents, in form, scope and substance reasonably acceptable to the Agent, and take such other related action as the Agent may reasonably request; and (iii) all conditions set forth in SECTION 3.2(a) and SECTION 3.2(b) shall be satisfied before and after giving effect to the completion of such Acquisition.


                                   ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

         To induce each of the Agent and the Banks to enter into and perform its agreements pursuant to this Agreement, including, without limitation, the making of the Loans, Borrower (i) makes and reaffirms to each of the Agent and the Banks each of the representations and warranties contained in each Loan Paper, and (ii) without duplication, represents and warrants to each of the Agent and the Banks that, at the time of execution hereof and the transactions





                                                                CREDIT AGREEMENT
contemplated hereby and as of each of the dates of each of the financial statements required to be delivered, from time to time, pursuant to SECTION
5.1:

         4.1 ENTITY STATUS; POWER AND AUTHORITY. Each Company is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the failure to be so qualified could reasonably be expected to have a Material Adverse Effect, all of which jurisdictions are set forth in SCHEDULE 4.1 hereto. Each Company has the corporate power and authority and all Legal Rights which are necessary
(i) to own, lease, use and operate its respective Property and to transact its business as now being and as proposed to be conducted and (ii) to execute and deliver each Loan Paper, perform and comply with all obligations and agreements thereunder and consummate the transactions contemplated thereby. It is understood that continued performance by Borrower and its Subsidiaries, of this Agreement and the Loan Papers to which such Persons are a party will require various filings, such as filings related to environmental matters, ERISA matters, Taxes and intellectual property, filings required to maintain corporate and similar standing and existence, filings pursuant to the UCC and other security filings and recordings, filings required by the Securities and Exchange Commission, routine filings in the ordinary course of business, and filings required in connection with the exercise by the Banks and the Agent of remedies in connection with the Security Documents.

         4.2 AUTHORIZATION; CONSENTS. The execution, delivery and performance by each Company of each Loan Paper to which it is a party, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary corporate and other action by, on behalf of, and with respect to, each Company, and no consent, approval, authorization, declaration, filing, order or other action by, on behalf of, or with respect to, any Company is required of, or from, any Governmental Authority or other Person in connection with any of such execution, delivery or performance, or the validity or enforceability of any Loan Paper against each Company which is a party thereto or any Property covered thereby which has not been obtained and is final and in full force and effect.

         4.3 NO CONFLICTS. Neither the execution or delivery of any Loan Paper, nor the consummation of any transaction contemplated therein, nor the performance of, or compliance with, any of the terms and provisions thereof, does or will (i) conflict with, or result in or constitute a breach, violation or default of, or, except as provided in SECTION 4.2, require a consent under,
(A) any provision of Law to which any Company or any of its Property is subject or bound, (B) any judgment or Legal Right applicable to any Company or any of its Property, (C) any lease, indenture, loan agreement, note, purchase or acquisition agreement, mortgage, deed of trust or other agreement or instrument to which any Company is a party or by which it or any of its Property may be bound or subject, including without limitation, the Indenture or any document or instrument executed in connection with the Indenture that could reasonably be expected to have a Material Adverse Effect or (D) any provision of the charter or bylaws of any Company, or (ii) result in the creation or imposition of any Lien or Negative Pledge upon any Company or any of its Property, except for the benefit of the Agent and the Banks.





                                                                CREDIT AGREEMENT

         4.4 ENFORCEABLE OBLIGATIONS. Each Loan Paper has been duly executed and delivered by each Company which is a party thereto and constitutes the legal, valid and binding obligations of each Company, enforceable against each Company in accordance with its respective terms. Each Security Document creates a legal and valid Lien in the Property covered thereby, and such Lien is a perfected and first-priority Lien (subject to Permitted Liens) in favor of the Agent on behalf of the Banks and as such, is enforceable against each Company which is a party thereto and all Persons claiming by, through or against each such Company or any of the Property covered by such Lien.

         4.5 TITLE TO PROPERTIES. Each Company has good and indefeasible title to, or valid leasehold interests in, as applicable, all of its Property, free and clear of all Liens and Negative Pledges, except as permitted under
SECTION 6.3 and any other material adverse claims of any nature, except any of the foregoing which are for the benefit of the Agent and the Banks. Except (i) as set forth in SCHEDULE 4.5 and (ii) in connection with Liens permitted under
SECTION 6.3 there are no financing statements, lien instruments, abstracts of judgment, levies, executions or other filings of record in any jurisdiction naming any Company as "debtor", "mortgagor", "obligor" or the like, or covering any Property of any Company.

         4.6     FINANCIAL CONDITION.

         (a) Financial Statements. Borrower has delivered to the Agent copies of the audited consolidated balance sheet of the Companies as of December 31, 1996, and the related statements of income, stockholders' equity and cash flows for the year ended on such date, with reports thereon by Deloitte & Touche, LLP, independent public accountants, and unaudited copies of such financial statements of the Companies for the quarterly periods ended March 31, 1997 and June 30, 1997. Such financial statements (together with related schedules and notes, the "Financial Statements") fairly present, in all material respects the financial condition of the Companies for the periods and as of the respective dates thereof and have been prepared in accordance with GAAP applied throughout the periods covered thereby on a basis consistent with that of prior periods, subject to normal year-end audit adjustments and the absence of footnotes. As of the date hereof, no Company has any (i) obligations, liabilities or other Indebtedness (including Guarantees) or (ii) Investments in any Person which are (separately or in the aggregate) required by GAAP to be, but which are not reflected in such Financial Statements; and there has been no material adverse change in the financial condition, management, control, operations, business or prospects of the Companies and their respective Property since the date of the Financial Statements.

         (b) Solvency. Upon giving effect to the issuance of each Note (and the incurrence of the Indebtedness thereunder), the execution, delivery and performance of each Loan Paper by each Company which is a party thereto, and the consummation of the transactions contemplated thereby, the following are and will be true, complete and accurate in all material respects as to each
Company:





                                                                CREDIT AGREEMENT

                 (i) the fair saleable value of the assets of each Company exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of such Company, as they mature;

                 (ii) the assets of each Company do not constitute unreasonably small capital for such Company to carry out its business as now conducted and as proposed by it to be conducted;

                 (iii) no Company intends to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by such Company, and of amounts to be payable on or in respect of debt of such Company); and

                 (iv) no Company intends, nor believes, that final judgments against it in actions for money damages will be rendered at a time when, or in an amount such that, it will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered).

         4.7 FULL DISCLOSURE. There is no fact concerning any Company that Borrower has not disclosed to the Banks which might reasonably be expected to have a Material Adverse Effect. Neither the financial information referenced in
SECTION 4.6(a) nor any certificate, report, exhibit, schedule, statement, disclosure letter or other information furnished to the Agent or any Bank by, or on behalf of, any Company, whether heretofore or herewith, in connection with the negotiation, preparation, execution, delivery or consummation of this Agreement and the other Loan Papers, or included therein or delivered pursuant thereto, contains any untrue statement of a material fact or omits or omitted to state any material fact necessary to make and keep the statements contained herein or therein from being misleading. All information furnished after the date hereof by or on behalf of any Company shall be true, complete and accurate in all material respects.

         4.8 NO DEFAULT OR ADVERSE CONDITION. No event has occurred and is continuing which constitutes a Default or an Event of Default, and there exists no event, circumstance, condition or casualty (whether or not covered by insurance) which could reasonably be expected to have a Material Adverse Effect.

         4.9 MATERIAL AGREEMENTS; INSURANCE. No Company is in default under, or in violation or breach of (nor has any event or circumstance occurred which, but for the passage of time or the giving of notice, or both, would constitute a default under, or a violation or breach of), (i) its charter, bylaws or other internal governance document, (ii) any material Judgment affecting it or any of its Property, or (iii) any partnership agreement or any material indenture promissory note, contract, lease, purchase or acquisition agreement, loan agreement, mortgage, deed of trust, security agreement, license, permit, franchise or other material agreement or obligation to which it is a party or by which it or any of its Property is bound. Attached hereto as SCHEDULE 4.9 is a complete and correct list of all of each Company's material patents, trademarks, trade names, copyrights and service marks and all applications, registrations and licenses relating





                                                                CREDIT AGREEMENT
thereto. No Company is a party to, or bound by, any material futures contract, forward agreement or contract, Interest Rate Agreement, commodity price swap contract or other hedging agreement. Each Company maintains insurance in compliance with SECTION 5.10.

         4.10 NO LITIGATION. Except as set forth on SCHEDULE 4.10 (and therein designating which of the following clauses (i) through (iv) is applicable thereto), as of the date hereof, there is no Litigation or Judgment pending, or to the knowledge of any Company threatened, against, affecting or challenging (as applicable) (i) any Property of any Company having a value in excess of $100,000, including, without limitation, each Company's sole legal and beneficial title therein and all Legal Rights with respect thereto, (ii) the validity or enforceability of any Loan Paper, (iii) the ability of each Company to enter into, execute, deliver and perform its obligations under each Loan Paper to which it is a party as provided therein, and otherwise to consummate the actions and transactions contemplated thereby, (iv) any Company which, if adversely determined, could reasonably be expected to result in a Judgment, (A) individually or when aggregated with all other Judgments, for the payment of money in excess of $1,000,000 (regardless of insurance coverage) or
(B) for the forfeiture of any Legal Rights of any Company that might reasonably be expected to have a Material Adverse Effect on such Company), or (v) any Company, or any of its respective Property or Legal Rights, which might otherwise reasonably be expected to have a Material Adverse Effect.

         4.11 USE OF PROCEEDS; MARGIN STOCK. The proceeds of the Loans will be used solely as provided in SECTION 2.16, and none of such proceeds will be used (i) for the purpose of purchasing or carrying any "margin stock" as defined in Regulations G, T, U or X, (ii) for the purpose of maintaining, reducing or retiring any Indebtedness which was originally incurred to purchase or carry a "margin stock", or (iii) for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulations G, T, U or X. No Company nor any Person acting on behalf of any Company is engaged in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying "margin stock". No Company nor any Person acting on behalf of any Company has taken or will take any action which might cause any of the Loan Papers to violate Regulations G, T, U or X, or any other regulations of the Board of Governors of the Federal Reserve System or to violate the Exchange Act or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect.

         4.12 NO FINANCING OF REGULATED CORPORATE TAKEOVERS. No proceeds of the Loans will be used to acquire any security in any transaction which is subject to Sections 13 or 14 of the Exchange Act, including particularly Sections 13(d) and 14(d) thereof.

         4.13 TAXES. All Tax returns, reports, statements and filings required to be filed by each Company in any jurisdiction have been timely and correctly filed, and all Taxes upon each Company or any of its Property have been paid prior to the time that such Taxes could give rise to a Lien thereon, except for Contested Claims. No tax or similar Lien has been filed on, or is being enforced against, any Company or any of its Property, and no United States Federal income tax returns of any Company have ever been and are not now being, examined or audited,





                                                                CREDIT AGREEMENT
and, to the best of Borrower's knowledge, there is no proposed Tax assessment against any Company or any of its Property, and there is no basis for any such assessment.

         4.14 PRINCIPAL OFFICE; NAMES; PRIMARY BUSINESS. The actual and anticipated principal place of business of each Company, or if it has more than one such place, its chief executive office, is shown in SCHEDULE 4.14(a), and each Company intends to maintain its principal records and books at such office. SCHEDULE 4.14(a) also lists the address of each location at which each Company operates or conducts its business or maintains or stores any of its equipment, inventory or other Property. No Company (i) is now conducting, nor does it currently plan hereafter to conduct, any business or operations, or now owns or is now operating, or currently plan hereafter to own or operate, any Property, in any name, other than set forth on SCHEDULE 4.14(b) and (ii) has heretofore merged into, consolidated with, or acquired, and has no current binding commitments to merge into, consolidate with or acquire, any Person other than as set forth on SCHEDULE 4.14(b). The primary business of each Company is as described in SECTION 5.14.

         4.15 SUBSIDIARIES. Except for the Existing Subsidiaries, which are subsidiaries of Borrower, no Company has any Subsidiaries and is not a general or limited partner in any Person, except as set forth in SCHEDULE 4.15(a), which lists as to each Subsidiary or general or limited partnership interest:
(i) name of entity; (ii) jurisdiction of incorporation or organization; (iii) foreign qualification; (iv) share/percentage/nature ownership; and (v) primary business. Except as set forth in SCHEDULE 4.15(b), to the knowledge of Borrower there are no outstanding warrants, options, rights, contracts or commitments of
(A) any Company, of any kind entitling any Person to purchase or otherwise acquire (a) any shares of capital stock of such Company or (b) any securities convertible into or exchangeable for any shares of capital stock of such Company.

         4.16 ERISA. No Reportable Event (as defined in Section 4043(b) of ERISA) to which the notice requirement has not been waived has occurred with respect to any Plan. Each Plan complies with all applicable provisions of ERISA, and each Company has filed all reports required by ERISA and the Code to be filed with respect to each Plan. No Company has any knowledge of any event which could result in a liability of such Company to the PBGC. Each Company has met all requirements with respect to funding the Plans imposed by ERISA or the Code. Since January 1, 1986, there have not been any, nor are there now existing any events or conditions that would permit, termination of any Plan under circumstances which would cause the Lien provided under Section 4068 of ERISA to attach to any Property of any Company. The value of the Plans' liabilities as defined in Section 4001(a)(16) of ERISA on the date hereof does not exceed the value of such Plans' assets allocable to such benefits as of the date of this Agreement and shall not be permitted to do so hereafter. No Plan is or has been a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         4.17 COMPLIANCE WITH LAW. Each Company has complied in all material respects with, and is in compliance in all material respects with, all Laws applicable to it and its Property, including Environmental Laws and the provisions of the Fair Labor Standards Act of 1938, 29





                                                                CREDIT AGREEMENT

U.S.C. Section 200, et seq., as amended, including specifically, but without limitation, 29 U.S.C. Section 215(a).

         4.18 GOVERNMENT REGULATION. No Company is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding acts have been amended), or any other Law which regulates either the incurring by such Company of Indebtedness or the determination or setting of, or changes to, the rates or amounts charged by Borrower for the goods or products it sells or the services it performs, including Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services. No Company is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and no Company is 'controlled" by such a company, or (ii) a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended, and is not a "subsidiary company" or an "affiliate" of any such company.

         4.19 INSIDER. No Company is, and no Person having "control" (as that term is defined in 12 U.S.C. Section 375(b)(5) or in regulations promulgated pursuant thereto) of any Company is, an "executive officer", "director" or "principal shareholder" (as those terms are defined in 12 U.S.C.
Section 375(b) or in regulations promulgated pursuant thereto) of any Bank, of a bank holding company of which any Bank is a Subsidiary, or of any Subsidiary of a bank holding company of which any Bank is a Subsidiary.

         4.20 CERTAIN ENVIRONMENTAL MATTERS. Except as disclosed in SCHEDULE 4.20, (i) no Company (A) is aware of, and has not received notice or otherwise learned of, any Environmental Complaint or Environmental Liability which could individually or in the aggregate have a Material Adverse Effect, (B) has any threatened or actual liability (contingent, direct or otherwise) in connection with the release or threatened release, generation, handling, treatment, storage, disposal or transportation of any Hazardous Material, or other substance which could individually or in the aggregate have a Material Adverse Effect, (C) is aware of, and has not received notice or otherwise learned of, any federal or state investigation evaluating whether any remedial action is needed to respond to a release or threatened release, and/or the generation, handling, treatment, storage, disposal or transportation of any Hazardous Material for which such Company is or may be liable, (D) is in violation of any Judgment or Litigation based upon Environmental Laws, or subject to any such Judgment or Litigation, (E) does not have, in full force and effect, all permits, licenses, approvals and other authorizations necessary for the use and operation of its Property, including, the generation, handling, treatment, storage, disposal, transportation or release of any Hazardous Material, and (F) is not in compliance with all Environmental Laws, except to the extent the failure to so comply could not reasonably be expected to have a Material Adverse Effect or to result in any Environmental Liability that could reasonably be expected to have a Material Adverse Effect; and (ii) all Properties of each Company are free from any Hazardous Material except as disclosed on environmental reports submitted to Agent and Environmental Liens. There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or on behalf of, or which are in the possession or knowledge of, any Company, or any of such Company's predecessors, in relation to





                                                                CREDIT AGREEMENT
any Property now or previously owned or leased by such Company, or any of such Company's predecessors, which have not been (y) made available to any Bank or its agents, employees or contractors and (z) listed in SCHEDULE 4.20. No
Company has received a notice of any Environmental Liability, Environmental
Lien or Environmental Complaint other than those which have been provided to the Agent and listed in SCHEDULE 4.20.

         4.21 INSURANCE; CERTIFICATIONS. The insurance certificates delivered pursuant to SECTION 3.1 are true, correct and complete, and the insurance coverage set forth therein complies in all regards with the requirements set forth in SECTION 5.10. In furtherance of the foregoing, but not in limitation thereof, and in furtherance of all other matters as to which certifications are required pursuant to SECTION 3.1, all matters certified to by each and every Person which were evidenced by certificates and certifications referred to in SECTION 3.1 were true, correct and complete, as so certified and received by the Agent and each Bank, as of the Closing Date and were certified by officers of each Company, each of whom was authorized to execute and deliver such certificate for and on behalf of such Company.

         4.22 COMPLIANCE WITH INDENTURE. The terms, conditions and covenants of this Credit Agreement, the Loans and the Loan Papers do not violate the terms, conditions and covenants of the Indenture or any document or instrument issued or executed pursuant to the Indenture.





                                                                CREDIT AGREEMENT

                                   ARTICLE 5

                             AFFIRMATIVE COVENANTS

         Until payment in full of the Notes, the payment and performance of all other Obligations, and so long as the Banks have any obligation hereunder to make any Loans, Borrower will, and Borrower will cause each Company to, punctually and completely perform and observe each of the following covenants:

         5.1 FINANCIAL STATEMENTS, REPORTS AND DOCUMENTS. Borrower shall deliver the following to the Agent, in form, substance and scope satisfactory to Agent and otherwise as provided herein, each item to be consolidated or consolidating for all Companies, except as noted below:

         (a) Quarterly Statements. As soon as available, and in any event within 45 days after the end of each Fiscal Quarter(other than the last Fiscal Quarter of each Fiscal Year), copies of the consolidated statements of income, stockholders' equity and cash flow of the Companies for such quarter and for the portion of the Fiscal Year ending with such quarter, and the related consolidated balance sheet as at the end of such period, in each case setting forth in comparative form the corresponding figures for the corresponding periods of the preceding Fiscal Year, all in reasonable detail and certified by the president, chief financial officer or controller of Borrower as fairly presenting in all material respects the consolidated financial condition and results of operations of the Companies for the periods therein covered, and as having been prepared in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

         (b) Annual Statements. As soon as available, and in any event within 120 days after the end of each Fiscal Year, copies of the audited consolidated statements of income, stockholders' equity and cash flow of the Companies for such Fiscal Year, and the related consolidated balance sheet of the Companies as at the end of such Fiscal Year, in each case setting forth in comparative form the corresponding figures for the preceding Fiscal Year, all in reasonable detail and accompanied by (i) an unqualified opinion of Deloitte & Touche LLP or other independent, public accountants of recognized national standing selected by Borrower and satisfactory to the Banks, to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and fairly present in all material respects the consolidated financial condition and results of operations of the Companies, as at the end of, and for, such Fiscal Year, and (ii) a certificate executed by the president, chief financial officer or controller of Borrower to the same effect as such opinion;

         (c) Annual or Post Acquisition Statements. With respect to any Acquisition occurring after June 30, 1997 if the cash portion of the purchase price for such Acquisition exceeds $5,000,000 (including any deferred payments of the cash price), as soon as available, and in any event within 75 days after the closing of such Acquisition, copies of the audited





                                                                CREDIT AGREEMENT
consolidated statements of income, stockholders' equity and cash flow of the Acquisition Target for the Fiscal Year of such Acquisition Target most recently concluded prior to such Acquisition, and the related balance sheets of such Target Acquisition as of the end of such Fiscal Year, in each case setting forth in comparative form the corresponding figures for such Fiscal Year, all in reasonable detail and accompanied by (i) an unqualified opinion of independent, public accountants of recognized national standing selected by Borrower and satisfactory to the Banks, to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and fairly present the consolidated financial condition and results of operations of the Companies, as at the end of, and for, such Fiscal Year, and
(ii) a certificate executed by the president, chief financial officer or controller of Borrower to the same effect as such opinion;

         (d) Audit, Management and Other Reports. Immediately upon the request of the Agent, a copy of each written report submitted to any Company by independent accountants in any annual, quarterly or special audit, review or examination;

         (e) SEC and Other Reports. Promptly upon its becoming available, one copy of each financial statement, report, notice or proxy statement sent by any Company to its stockholders or debtholders generally and of each regular or periodic report, registration statement or prospectus filed by any Company with any securities exchange or the Securities and Exchange Commission or any successor agency or any similar Governmental Authority of a foreign country, and of any order issued by any Governmental Authority in any proceeding to which any Company is a party;

         (f) Compliance Certificate. Concurrently with the delivery of the financial statements delivered pursuant to SECTIONS 5.1(a) and (b), respectively, a certificate in the form of EXHIBIT C, and in connection with any Notice of Borrowing as required by SECTION 2.2(a), executed by the president, chief financial officer or controller of Borrower, (i) stating that a diligent review of the activities of the Companies during such period has been made under such officer's supervision and that to the knowledge of such officer, each Company has observed, performed and fulfilled each and every obligation and covenant contained in each Loan Paper to which it is a party and is not in Default under any Loan Paper to which it is a party, or, if any such Default has occurred, specifying the nature and status thereof, and (ii) setting forth in reasonable detail the computation and information necessary to determine whether the Companies are in compliance with SECTION 6.1 as of the end of the respective Fiscal Quarter or Year, as applicable.

         (g) Projected Base Company Adjusted EBITDA. Concurrently with the delivery of the financial statements delivered pursuant to SECTIONS 5.1(a) and
(b), in order to confirm compliance with SECTION 6.1(e), a projection acceptable to the Banks of Projected Base Company Adjusted EBITDA for the succeeding Four Fiscal Quarters prepared in a manner consistent with financial reporting previously provided to the Banks;





                                                                CREDIT AGREEMENT

         (h) Acquisition Reports. Within 5 days after the execution by Borrower or any other Company, a copy of any Asset Purchase Agreement, contract or other written agreement governing such proposed Acquisition.

         (i) Insurance Report. Within 15 days after any significant change in insurance coverage by Borrower, a report describing such change;

         (j)     INTENTIONALLY OMITTED;

         (k) Environmental Notices. Notice to the Agent, in writing, promptly upon any Company's receipt of notice or otherwise learning (whichever first occurs) from any Person of any (i) Environmental Complaint or Environmental Lien or (ii) any other claim, demand, action, event, condition, report or investigation indicating any potential or actual liability (A) upon which any Environmental Liability or Environmental Lien could result against any Company, any Bank or any Property of any Company or (B) arising in connection with (1) the non-compliance with, or violation of, the requirements of any Environmental Law, (2) the release or threatened release, generation, treatment, handling, storage, disposal or transportation of any Hazardous Material into the environment or which act, occurrence or event any Company would have a duty to report to a Governmental Authority under an Environmental Law, or (3) the existence of any Environmental Lien on any Property of any Company; and such Company shall immediately deliver a copy of each such notice to the Agent;

         (l) Supplemented Schedules. As soon as possible, and in any event within 15 days after Borrower obtains knowledge thereof, Borrower, as applicable, shall provide the Agent with a supplement to any existing Schedule which would make such Schedule (and any subsequent supplement thereto), and the corresponding representation and warranty to which it applies, true, complete and accurate; provided, however, any such supplement shall not be deemed to have amended any Schedule to this Agreement unless and until the Banks have approved such amendment; and

         (m) Monthly Reports. Within 30 days after the end of each Fiscal Month in which the balance of all Loans has been in excess of $10,000,000 during such Fiscal Month, an aging schedule of accounts receivable and payable in summary form, certified by the president or chief financial officer of Borrower, which reflects aging of current accounts receivable of the Companies which are current or 30, 60 or 90 days past due as of the end of such preceding Fiscal Month and which lists accounts payable in form satisfactory to Agent.

         (n) Compliance With Indenture. (i) Within 45 days after the end of each Fiscal Quarter, or in connection with and as a condition to a proposed Borrowing, as required under SECTION 3.2(c), a Certification of Borrower on its behalf and on behalf of all Companies executed by the president, chief financial officer or controller of Borrower that such Companies are in compliance with all terms and conditions of the Indenture, such Certificate shall also state and include such supporting information to demonstrate to the satisfaction of Agent that there is not then outstanding any Indebtedness of Borrower or any other Company, including the Obligations, which is in violation of any limitation on Indebtedness in the Indenture, whether due





                                                                CREDIT AGREEMENT
to the failure of Borrower to maintain the "Consolidated Fixed Charge Coverage Ratio" described in the Indenture, or otherwise; if such Certification is in connection with a proposed Borrowing, it shall also demonstrate, to the satisfaction of Agent that all of the foregoing shall continue to be correct after giving effect to the requested Borrowing, and (ii) within 5 days after delivery in accordance with the Indenture, a copy of any legal opinion required to be given by counsel to any Company pursuant to the terms of the Indenture.

         (o) Other Information. Within such period reasonably prescribed by the Agent, such other information concerning the business, operations, Property or financial condition of any Company as any Bank (through the Agent) shall reasonably request.

         5.2 PAYMENT OF TAXES AND OTHER LIABILITIES. Borrower will, and Borrower will cause each Company to, pay and discharge in a timely manner, (i) all trade payables, (ii) royalties, (iii) license fees, (iv) franchise fees,
(v) operating costs and expenses, and (vi) similar expenses and obligations related to its operations, except for Contested Claims; and, except for Contested Claims, Borrower will, and will cause each Company to, timely pay and discharge when due (a) all Taxes, (b) all other lawful claims against it or any of its Property, and (c) all of its other Indebtedness, obligations and liabilities. In no regard shall the foregoing serve as a basis of excusing or delaying the payment by Borrower or any Company of any Indebtedness or other amounts from time to time owed by it.

         5.3 MAINTENANCE OF EXISTENCE AND RIGHTS; CONDUCT OF BUSINESS. Borrower will, and will cause each Company to, preserve and maintain its existence and all of its Legal Rights necessary or desirable in the ordinary course of its business and conduct and the ownership, maintenance and operation of its Property, and conduct its business in an orderly and efficient manner consistent with good business practices and industry standards and in accordance with all Laws, except where the failure to so preserve, maintain or conduct would not reasonably be expected to cause a Material Adverse Effect. In addition, Borrower will, and will cause each Company to, act prudently and in accordance with customary industry standards and with its contractual obligations in managing and operating its Property, business and investments and will keep in good working order and condition, ordinary wear and tear excepted, all of its Property and Legal Rights which are necessary or desirable to the conduct of its business and the ownership and maintenance of its Property.

         5.4 NOTICE OF DEFAULT. Borrower shall furnish to the Agent, immediately upon any Company becoming aware of the existence of any condition or event which constitutes or would become a Default or an Event of Default, written notice thereof that specifies the nature and period of existence thereof and the action which such Company is taking or proposes to take with respect thereto.

         5.5 OTHER NOTICES. As soon as possible, but in any event within 7 days of any Company becoming aware thereof, Borrower will promptly notify the Agent of (i) any material adverse change in the financial condition, operations, Property or business of any Company, (ii) any default under, or any threatened or actual acceleration of the maturity of, any Indebtedness owing or secured by any Company (or any of its Property), which individually or in the





                                                                CREDIT AGREEMENT
aggregate represents a monetary obligation of $250,000 or more, or one with respect to which a default thereunder might have a Material Adverse Effect,
(iii) any default or event of default under any lease pertaining to a location at which any Company operates or conducts any of its business or stores any of its Property, (iv) any significant adverse claim against or affecting any Company or any of the Property of any Company, and (v) the commencement of, and/or any material determination in, any Litigation which could reasonably be expected to result in a Judgment in excess of $250,000 (without regard to insurance coverage). In respect to each of the foregoing notices, Borrower will promptly provide to the Agent all reasonably related information requested by the Agent, in reasonable detail satisfactory to the Agent.

         5.6 COMPLIANCE WITH LOAN PAPERS. Borrower will, and will cause each Company to, promptly and completely comply with and observe and perform all covenants and provisions of each Loan Paper to which it respectively is a party. In furtherance of the foregoing, but in no way limiting the generality thereof, the proceeds of each Loan will be used strictly in compliance with
SECTION 2.16.

         5.7 COMPLIANCE WITH AGREEMENTS. Borrower will, and will cause each Company to, promptly comply in all material respects with all material contracts, leases, agreements, indentures, mortgages or documents binding on it or affecting it or its Property, business or operations, including, without limitation, the Indenture and all documents and instruments executed or issued pursuant to the Indenture.

         5.8 ACCESS; BOOKS AND RECORDS. Upon reasonable advance notice, during all business hours, Borrower authorizes and will permit, and will cause each Company to authorize and permit, any representatives of the Agent or any Bank (i) to have access to, and grant permission for such representatives to examine, copy or make excerpts from, any and all books, records and documents that relate to the business, operations or Property of any Company, (ii) to inspect any and all Property of any Company, and (iii) to discuss the business, operations and financial condition of any Company with its officers, partners and employees. Borrower will, and will cause each Company to, maintain complete and accurate books and records of its respective transactions in accordance with GAAP.

         5.9 COMPLIANCE WITH LAW. Borrower will, and will cause each Company to, comply in all material respects with all Laws applicable to it or any of its Property, business operations or transactions.

         5.10 INSURANCE. Borrower will, and will cause each Company to, maintain insurance with reputable insurers of sound financial strength and creditworthiness with respect to its Property and as to its operations and business, all as required by each Loan Paper to which it is a party and otherwise in such types, amounts, scope and coverage, and against such risks, casualties, contingencies and liabilities, as required or necessitated by Law, and additionally, as is customarily maintained by other Persons engaged in similar businesses and operations, the foregoing insurance coverage specifically including the following (except with respect to any particular item of Collateral, to the extent a lesser amount or narrower coverage is required by a Security Document covering such Collateral, in which case, such Security Document shall





                                                                CREDIT AGREEMENT
control): (i) worker's compensation or similar insurance as may be required by applicable Law, (ii) public liability insurance against claims for personal injury, death or property damage suffered upon, in or about, any Property occupied by any Company or occurring as a result of the ownership, maintenance or operation by any Company of any equipment, vehicle or other Property or as the result of the use of products or equipment manufactured, constructed, sold or operated by any Company or services rendered by it, and (iii) insurance against the loss or damage to the Property and businesses of any Company now owned or hereafter acquired. In addition, within 30 days of the date of this Agreement, (A) Borrower will, and will cause each Company to, (x) name the Agent ("The Frost National Bank, Agent") as loss payee on all such insurance, and (y) cause each policy of insurance to provide that such policy will not be canceled or modified (as to term, coverage, scope, property or risks covered, or otherwise) without 30 days prior written notice to the Agent and (B)
Borrower will deliver copies of the policies and endorsements for such insurance to the Agent promptly after issuance or renewal of each.

         5.11    ERISA COMPLIANCE.

         Borrower will, and will cause each Company to, at all times:

                 (a) make contributions to each Plan in a timely manner and in an amount sufficient to comply with the minimum funding standards requirements of ERISA and the Code;

                 (b) immediately upon acquiring knowledge of any "reportable event" to which the notice requirement has not been waived or of any "prohibited transaction" (as such terms are defined in the Code or ERISA, as applicable) in connection with a Plan, furnish the Agent with a statement executed by an Authorized Officer of such Company, setting forth the details thereof and the action which such Company proposes to take with respect thereto and, when known, any action taken by the Internal Revenue Service with respect thereto;

                 (c) notify the Agent immediately upon receipt by any Company of any notice of an interest by the PBGC to terminate or appoint a trustee or of the institution of any proceeding or other action which may result in the termination of any Plan and furnish to the Agent copies of such notice;

                 (d) furnish the Agent with copies of each annual report (together with all related schedules and attachments) for each Plan filed with the Internal Revenue Service not later than 30 days after such report has been filed; and

                 (e) furnish the Agent with copies of any request for waiver of the funding standards or extension of the amortization periods required by Sections 303 and 304 of ERISA or Section 412 of the Code promptly after the request is submitted to the Secretary of the Treasury, the Department of Labor or the Internal Revenue Service, as the case may be.





                                                                CREDIT AGREEMENT

         5.12 FURTHER ASSURANCES. Borrower will, and will cause each Company to, cure and cause to be cured promptly any defects or deficiencies in the execution, delivery, creation or issuance of the Loan Papers, or any of them, and any of the transactions contemplated thereby. In addition, Borrower will, and will cause each Company to, promptly make, execute or endorse, and acknowledge and deliver or file, or cause each of the same to be done, all such vouchers, invoices, notices, certifications and additional agreements, documents, instruments, undertakings or other assurances, and take any and all such other action, as the Agent may, from time to time, reasonably request or deem reasonably necessary or proper under any of the Loan Papers to which such Company is a party and the obligations of such Company thereunder.

         5.13 MAINTENANCE OF CORPORATE IDENTITY. Upon request by Agent, Borrower will, and will cause each Company to, maintain separate corporate records, books and accounts. Borrower will, and will cause each Company to, observe the formal legal, financial and accounting requirements necessary for the maintenance of each Company as a separate legal entity, including the keeping of corporate records indicating that, to the extent required by Law or its charter documents, transactions are reviewed and authorized by its Board of Directors and stockholders.

         5.14 PRIMARY BUSINESS. Borrower will, and will cause each Company, other than the Leasing Subsidiary, to conduct the Ice Business as its primary business. Borrower will cause the Leasing Subsidiary to continue to enter into lease transactions involving inventory manufactured by other Companies as its primary business.

         5.15 SUBORDINATION OF AFFILIATE OBLIGATIONS. Borrower will, and will cause each Company to, cause all loans or advances of any Company to any Affiliate of any Company, other than loans or advances of any Loan Party to any other Loan Party, at any time arising or existing to be evidenced by promissory notes. All such promissory notes are set forth on SCHEDULE 5.15. Borrower will obtain and deliver to the Agent, and will cause each Company to obtain and deliver to the Agent, the written agreement, in form, substance and scope satisfactory to the Agent, of the holder of each such promissory note evidencing the subordination of such holder's right to payment under each such note to the payment of the Obligations, which agreement shall not prohibit the payment of principal payments under such promissory note to the holder thereof so long as no Default or Event of Default has occurred and is continuing. Borrower will, and will cause each Company to, cause the face of each promissory note to be marked with a reference to such subordination agreement, and will take and cause to be taken all such further and additional actions as the Agent may reasonably request to effect and evidence such subordination.

                                   ARTICLE 6

                               NEGATIVE COVENANTS

         Until payment in full of the Notes, the payment and performance of all other Obligations, and so long as the Banks have any obligation hereunder to make any Loans, Borrower will, and will cause each Company to, punctually and completely perform and observe each of the following covenants:





                                                                CREDIT AGREEMENT

         6.1     CERTAIN FINANCIAL MATTERS. Borrower will not permit:

                 (a) Minimum Consolidated Current Ratio. The ratio of (i) the Consolidated Current Assets, to (ii) the sum of (A) the Consolidated Current Liabilities, less the Consolidated Current Maturities of Long Term Debt, to be less than 1.25 to 1.00 at the end of any Fiscal Quarter; or

                 (b)      INTENTIONALLY OMITTED

                 (c) Minimum Consolidated Fixed Charge Coverage (Under Indenture). Borrower shall not permit the "Consolidated Fixed Charge Coverage Ratio" (as that term is defined in the Indenture) of Borrower to be less than the ratios required in order to permit, pursuant to the Indenture, the Obligations to be "Incurred" (as that term is defined in the Indenture).

                 (d) Minimum Adjusted Interest Coverage Ratio (Projected). Borrower shall not as of end of any Fiscal Quarter permit the ratio of
         (a) the Projected Base Company Adjusted EBITDA for the next succeeding Four Fiscal Quarters to (b) the Projected Interest Expense of All Companies for the same period, to be less than the ratios required below for the applicable Loan balance

                           -----------------------------------------------------------------------
                                     BALANCE OF ALL LOANS                                  RATIO
                           -----------------------------------------------------------------------
                                   Not more than $5,000,000                                 None
                           -----------------------------------------------------------------------
                            More than $5,000,000 but not more than                        1.2 to 1
                                         $10,000,000
                           -----------------------------------------------------------------------
                           More than $10,000,000 but not more than                        1.3 to 1
                                         $15,000,000
                           -----------------------------------------------------------------------
                                    More than $15,000,000                                 2.0 to 1
                           -----------------------------------------------------------------------


                 (e) Minimum Adjusted Interest Coverage Ratio (One Quarter Actual). Borrower shall not, as of end of any Fiscal Quarter, permit actual Base Company Adjusted EBITDA for such quarter (the "APPLICABLE QUARTER") to be below the Projected Base Company Adjusted EBITDA for said Applicable Quarter (according to the projection (the "TEST PROJECTION") due pursuant to SECTION 5.1(g) 45 days following the beginning of said Applicable Quarter) by any amount (the "EBITDA VARIANCE") such that the application of the EBITDA Variance, expressed as a percentage, to the cumulative four Fiscal Quarters contained in the Test Projection will yield a ratio of Projected Base Company Adjusted EBITDA for said four Fiscal Quarters (as modified by the EBITDA Variance) to (b) the Projected Interest Expense of All Companies for the same period (as shown in the Test Projection), to be less than the ratios required below for the applicable Loan balance:





                                                                CREDIT AGREEMENT

                           -----------------------------------------------------------------------
                                     BALANCE OF ALL LOANS                                  RATIO
                           -----------------------------------------------------------------------
                                   Not more than $5,000,000                                 None
                           -----------------------------------------------------------------------
                            More than $5,000,000 but not more than                        1.2 to 1
                                         $10,000,000
                           -----------------------------------------------------------------------
                           More than $10,000,000 but not more than                        1.3 to 1
                                         $15,000,000
                           -----------------------------------------------------------------------
                                    More than $15,000,000                                 2.0 to 1
                           -----------------------------------------------------------------------

         6.2 LIMITATION ON INDEBTEDNESS. Borrower will not, and will not permit any Company to, incur, create, contract, assume, have outstanding, permit or suffer to exist, Guarantee or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness, except the following (collectively, "PERMITTED INDEBTEDNESS"):

         (i)     the Obligations;

         (ii) current liabilities (including all accruals) incurred in the ordinary course of business which are not yet delinquent;

         (iii)   trade payables arising in the ordinary course of business;

         (iv) Indebtedness pursuant to the Indenture as listed in SCHEDULE 6.2; and

         (v) Indebtedness incurred after the date hereof, not exceeding $3,000,000 in the aggregate for the following purposes:

                 a. financing of the purchase of vehicles or other transportation equipment;

                 b. assumption of existing debt of an Acquisition Target by Borrower (or other Subsidiary of Borrower, to the extent permitted by SECTION 6.11) pursuant to a Permitted Acquisition and to the extent such debt is not secured by any Property, except Property which is purchased in such Acquisition or owned by such Acquisition Target;

                 c. unsecured debt of Borrower (or other Subsidiary of Borrower, to the extent permitted by SECTION 6.11) to the sellers of an Acquisition to Borrower;

                 Notwithstanding the foregoing or any other provision hereof, at no time during the term hereof shall the sum of all principal owed or available for advance on the Indebtedness described in subsections (i), (iv) and (v) of this SECTION 6.2 exceed, (i) prior to September 15, 1999, $85,000,000 and (ii) after September 15, 1999, $85,000,000, minus any reduction of the Commitments pursuant to SECTION 2.7.





                                                                CREDIT AGREEMENT

         6.3 LIMITATION ON LIENS. Borrower will not, and will not permit any Company to, grant, create, enter into, incur, permit or suffer to exist, upon or with regard to any of its respective Property now owned or hereafter acquired, (A) any Lien, except for Permitted Liens, or (B) any Negative Pledge, except (i) in connection with Permitted Liens and (ii) agreements governing Permitted Indebtedness described in SECTION 6.2(V)(a) or SECTION 6.2(V)(b) or
(iii) for the benefit of the Agent and Banks. Anything in the foregoing or elsewhere in the Loan Papers to the contrary notwithstanding, it is understood that no Liens, or Negative Pledges, other than Permitted Liens, except for the benefit of the Banks, are permitted on or with respect to any of the Property of Borrower. Without limiting the foregoing, it is specifically agreed that Borrower shall not grant any lien on or give any further pledge of the capital stock of Southco and upon the termination of the pledge to Southco, Inc., Borrower shall pledge such stock to Agent for the benefit of the Banks to secure the Loans. Further, from the date hereof Borrower shall not permit Southco to enter into any pledge of its assets, except in favor of Agent for the benefit of the Banks to secure the Loans.

         6.4 RESTRICTED PAYMENTS. Borrower will not, and will not permit any Company to, directly or indirectly (i) declare or make, or incur any liability to pay or make, any Dividends or (ii) redeem, repurchase, retire or otherwise acquire for value any of its capital stock, warrants, stock equivalents or other evidence of equity of any class or nature, or (iii) set apart any money or other Property for a defeasance, sinking or analogous fund for any Dividend or distribution thereon, or for any redemption, retirement or other acquisition thereof.

         6.5 LIMITATION ON INVESTMENTS, LOANS AND ADVANCES. Borrower will not, and will not permit any Company to, make or have outstanding any Investments in any Person, except for:

                 (i)      Temporary Cash Investments;

                 (ii)     Investments listed in SCHEDULE 6.5, if any, and

                 (iii) Investments (including Permitted Acquisitions) expressly permitted by other provisions of this Agreement.

Borrower will not, and will not permit any Company to make, any loan or advance of funds to any Person, except (i) between Companies or (ii) to the sellers of an Acquisition Target in connection with a Permitted Acquisition, on the express conditions that (a) such loan shall be secured by a first priority security interest and shall be evidenced by a written debt instrument which debt instrument shall be delivered to Agent (endorsed with recourse for the ratable benefit of the Banks) within 5 business days following the making of such loan, together with an assignment of (x) such debt instrument and the collateral for such debt instrument and (y) any option agreements given to such Company, each in form reasonable satisfactory to Agent, and (b) the aggregate of loans of the type described in this subsection (ii) outstanding at any time shall not exceed $5,000,000.





                                                                CREDIT AGREEMENT

         6.6 AFFILIATE TRANSACTIONS. Borrower will not, and will not permit any Company to, enter into any transaction with, or pay any management or other fees or compensation to, any Affiliate of any Company other than transactions in the ordinary course of business which are on terms no less favorable to Borrower or such other Company, as applicable, than would be obtained in a comparable arm's-length transaction with a Person who is not an Affiliate of Borrower or any such other Company, as applicable. In addition, Borrower will not, and will not permit any Company to, enter into any transaction with, or pay any management or other fees or compensation to, any Person (a "NON-AFFILIATED PERSON") who is not an Affiliate of any Company wherein such Affiliate is directly or indirectly involved in, related to, or associated with, such transaction other than transactions in the ordinary course of business which are on terms no less favorable to Borrower or such other Company, as applicable, than would be obtained in a comparable arm's-length transaction with a Non-Affiliated Person wherein an Affiliate of Borrower or such other Company is not directly or indirectly involved, related or associated.

         6.7 LIMITATION ON SALE OF PROPERTY. Borrower will not, and will not permit any Company to, sell, assign, lease, sublease or discount or otherwise exchange or dispose of any of its Property other than (i) sales or leasing of inventory in the ordinary course of its business, (ii) sales or other dispositions of obsolete equipment that is no longer needed for its ordinary business or which is being replaced by equipment of at least comparable value and utility to the equipment replaced when such equipment was efficiently operational and functional.

         6.8 ACCOUNTING METHOD. Borrower will not, and will not permit any Company to, change its Fiscal Year or method of accounting, without the prior approval of the Banks.

         6.9 INTERNAL GOVERNANCE DOCUMENTS: NAME AND PRINCIPAL PLACE OF BUSINESS. Borrower will not, and will not permit any Company to, amend their respective Governing Documents in any respect which could have a Material Adverse Effect. Without notifying the Agent in writing at least 30 Business Days prior to the effective date of each of the following changes (or 15 Business Days prior to the effective date of any such change which is in connection with a Permitted Acquisition), Borrower will not, and will not permit any Company to, (i) change its name, or operate any of its business, operations or Property or own or lease any Property under any name, different than as set forth in SCHEDULE 4.14(b), (ii) operate or conduct any of its business or store or maintain any of its inventory, equipment or other Property, at a location other than as set forth in SCHEDULE 4.14(a), (iii) change its identity or corporate structure, or (iv) change its principal place of business or chief executive office, as applicable, from such address and location set forth in SCHEDULE 4.14(a).

         6.10 CERTAIN ENVIRONMENTAL MATTERS. Except in compliance in all material respects with Environmental Laws, and otherwise in no way posing an imminent and significant endangerment to public health or welfare or the environment, Borrower will not, and will not permit any Company to, (i) cause or permit any Hazardous Material to be placed, held, transported, located, released or disposed of on, under, from, to, or at, any Property now or hereafter owned, leased or otherwise controlled directly or indirectly by any Company (for purposes of this SECTION 6.10, the "SUBJECT PROPERTY"), or (ii) permit the Subject Property ever to





                                                                CREDIT AGREEMENT
be used (whether by any Company or any other Person) as a dump site or storage site (whether permanent or temporary) for any Hazardous Material. Without limitation of the Agent's and the Banks' Rights under the Loan Papers, the Agent and its representatives shall have the right, but not the obligation, to enter upon the Subject Property or take such other actions as the Agent or any Bank deems necessary or advisable to cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Discharge or Environmental Complaint upon the Agent's or any Bank's receipt of any notice from any Governmental Authority or other Person, asserting the existence of any Hazardous Discharge or Environmental Complaint on or pertaining to the Subject Property which, if true, could result in Environmental Liability against Borrower, the Agent, any Bank or otherwise which, in the sole opinion of any of them, could jeopardize any of their present or future Liens against or rights to the Subject Property. All costs and expenses incurred by the Agent, the Banks and their representatives in the exercise of any such Rights shall become part of the Obligations and be payable upon demand, together with interest on the unpaid portion thereof at the Default Rate.

         6.11 MERGERS, ACQUISITIONS AND DISSOLUTIONS. Borrower will not, and will not permit any Company to, (x) become a party to a merger, acquisition or consolidation, or purchase or otherwise acquire by merger, lease or purchase all or a substantial part of the assets or Property of any Person or any shares or other evidence of legal or beneficial ownership of any Person, except in connection with a Permitted Acquisition, or (y) dissolve or liquidate. A "PERMITTED ACQUISITION" means (i) the Acquisition(s) listed on SCHEDULE 6.11, if any; and (ii) any single Acquisition by Borrower Southwestern, Mission or another a Wholly-Owned Subsidiary of Borrower (with a series of related Acquisitions being treated as a single Acquisition); provided however, as to each such transaction described in (i), or (ii):

                 (a) no Default or Event of Default has occurred and is continuing and no Default or Event of Default will occur as a result of the Permitted Acquisition;

                 (b) the primary business activity of the Acquisition Target is substantially related to the Ice Business;

                 (c) the financial ratios under SECTION 6.1 are complied with after giving effect to the Permitted Acquisition, such compliance being determined on a pro forma basis as of the date of such Acquisition;

                 (e) each of the Banks receives such information as such Bank may reasonably request to confirm the assumptions described in
         (c) above;

                 (f) the Borrower, or if permitted pursuant to (ii) above, the Subsidiary engaging in such transaction, shall be the surviving or continuing corporation in any merger or consolidation; and

                 (g) such Acquisition does not result in the creation of a new Subsidiary of any Company unless all of the capital stock of such newly formed Subsidiary is pledged to





                                                                CREDIT AGREEMENT
         secure the Obligations in such manner as required by Agent and such new Subsidiary executes a guarantee of the Obligations.

         6.12 SUBSIDIARIES. Borrower will not, and will not permit any Company to, create or permit to exist any Subsidiary of such Person, except for
(i) the Existing Subsidiaries and (ii) Subsidiaries formed or acquired pursuant to a Permitted Acquisition that becomes a Loan Party. Borrower will not, and will not permit any Company to become a general partner, venturer or similar capacity in any partnership, venture or similar Person.

         6.13 SALE OF RECEIVABLES. Unless in favor of the Agent and the Banks or reasonably necessary in connection with collection efforts on delinquent receivables and in the ordinary course of business, Borrower will not, and will not permit any Company to, sell or discount any of its accounts or notes receivable.

         6.14 SALE OF CERTAIN INTERESTS. Borrower will not, and will not permit any Company to, transfer or sell any outstanding capital stock, partnership interests or other ownership interests of any Subsidiary of Borrower.

         6.15 COMPLIANCE WITH INDENTURE. Borrower will not, and will not permit any Company to, prepay any sums (except pursuant to Section 3.07(b) thereof) due under the Indenture or modify the terms of the Indenture or any document executed or issued pursuant to the Indenture (except pursuant to Section 9.01 thereof or as described in subsections (ii) or (iii)of the definition of Indenture in this Agreement).





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                                       54
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                                   ARTICLE 7

                               EVENTS OF DEFAULT

         7.1 EVENTS OF DEFAULT. An "EVENT OF DEFAULT" shall exist if any one or more of the following events shall occur and be continuing:

         (a) Borrower fails or refuses to pay, within five (5) Business Days of the date when due, any principal of, or interest on, any Note, or any fee, expense or other Obligations payable by Borrower; or

         (b) any representation, warranty or certification made or deemed made by, or on behalf of, any Company under, or in connection with, any of the Loan Papers, or in any certificate, notice, request, statement or other communication furnished or made to the Agent or any Bank pursuant hereto or in connection herewith is untrue, misleading or inaccurate in any material respect as of the date on which such representation, warranty or certification was made (or deemed made) or furnished; or

         (c) either (i) any Company fails to perform, observe or comply with any covenant or agreement contained in ARTICLE 6 or the occurrence of an event or circumstance designated as a "default" or an "event of default' under any other Loan Paper or (ii) except as provided in SECTION 7.1(a) or SECTION 7.1(c)(i), any Company fails to perform, observe or comply with any covenant or agreement contained in this Agreement or any other Loan Paper, which failure continues for a period of 30 days after the occurrence thereof; or

         (d) either (i) any Company defaults in the payment of any Indebtedness in excess of $100,000 of such Company or defaults in respect of any note, agreement, indenture, loan agreement, credit agreement, bond or other document evidencing or relating to any such Indebtedness, including without limitation, the Indenture, and such default continues for more than the period of grace, if any, specified therein or (ii) any Indebtedness of any Company in excess of $100,000 becomes due or prepayable before its stated maturity by acceleration of the maturity thereof or otherwise; or

         (e) any Company (i) applies for or consents to the appointment of, or the taking of possession by, a receiver, trustee, custodian, intervenor or liquidator of such Company or of all or a substantial part of its Property, (ii) commences or files a voluntary petition, proceeding or case in bankruptcy, or admit in writing that it is unable to pay its debts as they become due or generally not pay its debts as they become due, (iii) makes a general assignment for the benefit of creditors, (iv) files a petition or answer seeking reorganization or an arrangement with creditors or take advantage of any Debtor Laws, (v) files an answer admitting the material allegations of or consenting to, or defaults in answering, a petition, proceeding or case filed against it in any bankruptcy, reorganization or insolvency proceeding or (vi) takes corporate action for the purpose of effecting any of the foregoing; or





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         (f)     an involuntary petition, proceeding, case or complaint is
         filed against any Company seeking bankruptcy, liquidation, dissolution, winding-up or reorganization of such Company or the composition or readjustments of its debts, or the appointment of a receiver, custodian, trustee, intervenor or liquidator of it or all or substantially all of its Property, and such petition, proceeding, case or complaint is not dismissed within 60 days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition, proceeding, case or complaint seeking liquidation, reorganization, dissolution, winding-up or bankruptcy of any Company or appointing a receiver, custodian, trustee, intervenor or liquidator of any Company, or of all or substantially all of its Property, and such order, order for relief, judgment or decree continues unstayed for a period of 60 days; or

         (g) one or more final and non-appealable Judgments that, individually or in the aggregate, require the payment of money (in excess of applicable insurance coverage for which no coverage dispute exists) in excess of the sum of $250,000 or any other Judgments that, individually or in the aggregate, require the payment of money (in excess of applicable insurance coverage for which no coverage dispute exists) in excess of the sum of $1,000,000 are rendered against any Company or with respect to its Property, and such Judgment or Judgments shall not be satisfied or discharged within 30 days of the date it is rendered; or

         (h) both (i) and (ii) following shall occur: (i) either (A) proceedings are instituted to terminate, or a notice of termination is filed with respect to, any Plan by any Company, any member of the "controlled group" (as defined in the Code) of any Company, PBGC or any representative of any thereof, or any such Plan shall be terminated, in each case under Section 4041 or 4042 of ERISA, or (B) a "reportable event" (as defined in Title 4 of ERISA) occurs with respect to any Plan arid continues for a period of 60 days, and (ii) the sum of the estimated liability to PBGC under Section 4062 of ERISA and the currently payable obligations of the Companies to fund liabilities (in excess of amounts required to be paid to satisfy the minimum funding standard of Section 412 of the Internal Revenue Code) under the Plan or Plans subject to such event exceeds 10% of the Companies' consolidated net worth at such time; or

         (i) a Change in Executive Management which is not acceptable to Banks shall occur, except to the extent any change is due to death or disability ;

         (j)     a Change in Control shall occur; or

         (k) except pursuant to the express terms of any Loan Paper or except with the prior written consent of Agent, any Loan Paper shall, at any time after its execution and delivery and for any reason, cease to be in force and effect or be declared to be null and void, or Borrower or any other Company(other than the Agent or the Banks) shall deny that it has any or any further liability or obligations under any Loan Paper to which it is a party.





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
         7.2 REMEDIES UPON EVENT OF DEFAULT. In the event an Event of Default occurs and is continuing, the Agent may, and upon written request of the Required Banks, shall, exercise any one or more of the following Rights, and any other Rights available at law or in equity or provided in any of the Loan Papers: (i) terminate all or any portion of the Commitments, and such Commitments shall thereupon terminate, (ii) declare the principal of, and all earned and accrued unpaid interest on, the Notes then outstanding and all other accrued and unpaid Obligations to be immediately due and payable, whereupon the same shall be and become due and payable, each and all of the foregoing without presentment, demand, protest, notice of default, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION or other notice of any kind, all of which are hereby waived by Borrower, and (iii) if requested by the Required Banks, by notice to Borrower, exercise any or all of the Banks; Rights under any or all of the Security Documents, provided however, upon the occurrence of any Event of Default specified in SECTION 7.1(e) or SECTION 7.1(f), all of the Commitments shall thereupon automatically and immediately terminate and the principal of, and all earned and accrued unpaid interest on the Notes then outstanding and all other accrued and unpaid Obligations shall thereupon be and become automatically and immediately due and payable, each and all of the foregoing without presentment, demand, protest, notice of default, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION or other notice of any kind, all of which are hereby waived by Borrower. If any amount payable under any of the Loan Papers is not paid when due the outstanding and unpaid portion of such amount shall bear interest at the Default Rate.


                                   ARTICLE 8

                              THE AGENT AND BANKS

         8.1 APPOINTMENT OF THE AGENT. Each of the Banks hereby appoints the Agent to act as herein specified, and acting in the manner and to the extent provided in this ARTICLE 8, the Agent accepts such appointment. Each of the Banks hereby irrevocably authorizes the Agent to receive payments of principal, interest and other amounts due hereunder as specified herein and otherwise to take such action on its behalf, to exercise such powers and to perform such duties under the Loan Papers as are specifically delegated to, or required of, the Agent by the terms of the Loan Papers, together with all other powers reasonably incidental thereto, which authorization permits the Agent to perform any of its duties under the Loan Papers by or through its agents, attorneys or employees. The Agent shall have no duties or responsibilities except those expressly set forth with respect to it in the Loan Papers. The relationship of the Agent to the Banks is only that of one company acting solely as an administrative agent for others, and nothing in the Loan Papers, express or implied, is intended to, or shall be construed to, constitute the Agent a trustee or other fiduciary for any holder of any of the Notes, or of any participation therein, nor to impose on the Agent duties and obligations other than those expressly provided for in the Loan Papers. As to any matters not expressly provided for in the Loan Papers and any matters to which the Loan Papers place within the discretion of the Agent, the Agent shall not be required to exercise any discretion or take any action and it may request instructions from the Banks with respect to any such matter, in which case it shall be required to act or refrain from





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
acting (and shall be fully protected and free from liability to all Banks in so acting or refraining from acting) upon the instructions of the Required Banks (including itself), and such instructions shall be binding upon all Banks and all holders of, and participants in, the Notes; provided however, (i) the Agent shall in all cases be fully justified in failing or refusing to act under any Loan Paper unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense (other than any such liability or expense proximately caused by the Agent's gross negligence or willful misconduct, as determined by a final judgment) which may be incurred by it by reason of taking or continuing to take any such action, and (ii) the Agent shall not in any event be required to take any action which (A) is contrary to any Loan Paper or Law or (B) exposes it to a risk of personal liability that it reasonably considers unreasonable.

         8.2 EXCULPATION: AGENT'S RELIANCE. AS AMONG THE BANKS, NEITHER THE AGENT NOR ANY OF ITS AFFILIATES, NOR ANY OF ITS OR THEIR DIRECTORS, OFFICERS, AGENTS, ATTORNEYS, INSURERS OR EMPLOYEES, NOR ANY OF ITS OR THEIR SUCCESSORS, HEIRS, LEGAL REPRESENTATIVES OR ASSIGNS (COLLECTIVELY, THE "AGENT INDEMNITEES"), SHALL EVER BE LIABLE FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY ANY OF THEM UNDER OR IN CONNECTION WITH ANY LOAN PAPER, INCLUDING THEIR NEGLIGENCE OF ANY KIND, EXCEPT THAT EACH SHALL RESPECTIVELY BE LIABLE FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Without limiting the generality of the foregoing or any other provision of any Loan Paper, the Agent: (i) may treat the payee of any Note as the holder thereof until the Agent receives and accepts an assignment and acceptance entered into by the Persons as provided in
SECTION 10.7 and all other provisions of SECTION 10.7 are complied with to the reasonable satisfaction of the Agent; (ii) may consult with legal counsel (including counsel for any Company), independent public accountants and other experts and advisors selected by it and shall be fully protected and free from liability to all Banks for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, experts or advisors; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, recitals, information, warranties or representations made in or in connection with any Loan Paper, or in any communication or writing made or delivered in connection therewith; (iv) shall not have any duty to ascertain, to inquire or to keep itself informed as to the financial condition of the Companies or any of them or the performance or observance of any of the terms, covenants or conditions of any Loan Paper on the part of any Person or to inspect the Property (including the books and records) of any Company or such Company's Subsidiaries or any other Person; (v) shall not be responsible to any Bank for the financial condition of the Companies or any of them or the due execution, legality, validity, enforceability, collectibility, genuineness, sufficiency or value of any Loan Paper or instrument or document furnished in connection therewith, or the creation, perfection, continued creation or perfection, or priority, of any Lien purported to be created by any Loan Paper, or any other instrument or document furnished pursuant hereto or thereto; and (vi) may rely, and shall be fully protected and free from liability to all Banks in relying, (A) upon the representations and warranties of any Company, the Banks in exercising its powers hereunder, and (B) upon any notice, consent, certificate, statement, resolution, instrument or other writing (which may be by telegram, cable, telecopy, facsimile, telex, mail or telephone) believed by it to be genuine and signed, sent, communicated or otherwise made by the proper Person or Persons.





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
         8.3 DEFAULTS. The Agent shall not be deemed to have knowledge of the occurrence of a Default or Event of Default (other than the non-payment of principal of or interest on Loans or of commitment fees) unless the Agent has received written notice from any Bank or Borrower specifying the occurrence of such Default or Event of Default and stating that such notice is a "NOTICE OF DEFAULT". In the event that the Agent receives a Notice of Default, it shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such non-payment). Subject to SECTION 8.1, the Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Required Banks; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall in its sole and absolute discretion deem advisable in the best interest of the Banks.

         8.4 RIGHTS AS A BANK. The Frost National Bank (and any successor acting as the Agent), in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any Bank and may exercise the same as though it were not the Agent, and the term "BANK", "BANKS", "REQUIRED BANKS", "HOLDERS OF NOTES" or similar terms shall, unless otherwise expressly indicated, include The Frost National Bank (and any successor acting as Agent) in its individual capacity. The Frost National Bank (and any successor acting as the Agent) and its Affiliates may accept deposits from, lend money to, act as trustee under indentures or as transfer agent in respect of capital stock of, and generally engage in any kind of banking, trust, investment, financial advisory or other business with, the Borrower or its respective Affiliates, and may accept fees and other consideration from Borrower or its respective Affiliates for services in connection with any of the foregoing, any of the Loan Papers or otherwise, all as if it were not Agent hereunder and without having to account for the same to the Banks. All fees and other amounts received by Agent for its capacity as Agent hereunder shall solely be for its benefit and no other party hereto.

         8.5 INDEMNIFICATION. EACH BANK AGREES TO INDEMNIFY, REIMBURSE AND HOLD HARMLESS EACH AGENT INDEMNITEE (TO THE EXTENT NOT INDEMNIFIED AND REIMBURSED, ON DEMAND, BY BORROWER), RATABLY ACCORDING TO ITS PERCENTAGE SHARE, FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, CLAIMS, DAMAGES, PENALTIES, ACTIONS, SUITS, JUDGMENTS, DEMANDS, SETTLEMENTS, COSTS, DISBURSEMENTS OR EXPENSES (INCLUDING THE REASONABLE FEES AND EXPENSES OF ATTORNEYS, ACCOUNTANTS, EXPERTS AND ADVISORS) OF ANY KIND OR NATURE WHATSOEVER (IN THIS SECTION 8.5 THE FOREGOING IS COLLECTIVELY REFERRED TO AS THE "LIABILITIES AND COSTS"), WHICH TO ANY EXTENT (IN WHOLE OR PART) MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST, SUCH AGENT INDEMNITEE IN ANY WAY RELATING TO, OR ARISING OUT OF, THE LOAN PAPERS AND THE TRANSACTION AND EVENTS (INCLUDING THE ENFORCEMENT THEREOF) AT ANY TIME ASSOCIATED THEREWITH OR CONTEMPLATED THEREIN (INCLUDING ANY VIOLATION OR NONCOMPLIANCE WITH ANY ENVIRONMENTAL LAWS BY ANY PERSON OR ANY LIABILITIES OR DUTIES OF ANY PERSON WITH RESPECT TO HAZARDOUS MATERIALS FOUND IN





                                                                CREDIT AGREEMENT
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
OR RELEASED INTO THE ENVIRONMENT) OR AS A RESULT OF ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY SUCH AGENT INDEMNITEE, INCLUDING ITS NEGLIGENCE OF ANY KIND, OTHER THAN AS PROVIDED IN THE FOLLOWING PROVISO, THE GROSS NEGLIGENCE OR
WILLFUL MISCONDUCT OF AN AGENT INDEMNITEE; PROVIDED THAT NO BANK SHALL BE
LIABLE FOR ANY PORTION, OF ANY LIABILITIES AND COSTS, IF ANY, WHICH IS PROXIMATELY CAUSED BY THE AGENT'S OWN INDIVIDUAL GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH BANK AGREES, IN PROPORTION WITH ITS PERCENTAGE SHARE, TO REIMBURSE THE AGENT PROMPTLY UPON ITS DEMAND FOR ANY COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND EXPENSES AND OTHER CHARGES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF THEIR RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN PAPERS,
OR ANY OF THEM, OR ANY OTHER DOCUMENTS CONTEMPLATED BY THE LOAN PAPERS, TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED, ON DEMAND, FOR SUCH AMOUNTS BY BORROWER. Agent agrees that it shall, in turn, reimburse each Bank, in proportion with its percentage share, for any sums actually paid by such Banks pursuant to this provision, to the extent the same are actually recovered by Agent and paid to Agent by Borrower or other Loan Party, less costs and expenses of Agent in obtaining such payment(s). Each Bank's obligations under this paragraph shall survive the termination of this Agreement and the discharge of Borrower's obligations hereunder.

         8.6 BANK'S CREDIT DECISION AND NON-RELIANCE. Each Bank hereby acknowledges that it has, independently and without reliance upon the Agent or any other Person, and based upon such documents and information as it has deemed appropriate, made (i) its own independent investigation and analysis (including legal and credit investigation and analysis) of the Companies and their Affiliates, and their respective financial conditions, operations and affairs, and Properties, and the transactions provided for in, and contemplated by, each of the Loan Papers, including without limitation, the conformity of such transactions with the terms of the Indenture and any documents executed or issued pursuant to it, and (ii) its own independent decision to enter into and perform each Loan Paper. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Person, and based on such investigation, analysis, documents and information as it shall deem appropriate at the time, continue to make its own independent legal, credit and other decisions in taking or omitting to take action under or in connection with the Loan Papers. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition, or business of the Companies or any of their respective Affiliates which may come into the possession of the Agent or any of its Affiliates.





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         8.7     DEFERRAL OF DISTRIBUTIONS; INVESTMENTS. Whenever the Agent in
good faith determines that it is uncertain about how to distribute to the Banks any funds which it has received, or whenever the Agent in good faith determines that there is any dispute among the Banks about how such funds should be distributed, the Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If the Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, it may, or if the Agent is otherwise required to invest funds pending distribution to the Banks, it shall, invest such funds (in thirty day United States Treasury bills) pending distribution in any manner it deems appropriate, absent timely instructions from the Required Banks; all interest on any such investment (net of investment and related costs, if any, incurred in connection therewith) shall be distributed upon the distribution of such investment and in the same proportion and to the same Persons as such investment. All moneys received by the Agent for distribution to the Banks (other than to the Person who is the Agent in its separate capacity as a Bank) shall be held by the Agent pending such distribution solely as the Agent for such Banks, and the Agent shall have no equitable title to any portion thereof. ABSENT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON ITS PART BUT EXCLUDING ITS OWN NEGLIGENCE OF ANY OTHER KIND, THE AGENT SHALL BE FULLY PROTECTED AND FREE FROM LIABILITY TO THE BANKS FOR ANY COSTS AND LIABILITIES RESULTING FROM OR RELATED TO THE DEFERRAL OF DISTRIBUTIONS AND/OR MAKING OF INVESTMENTS AS PROVIDED FOR IN THIS SECTION 8,7 INCLUDING THE FAILURE OF ANY SUCH INVESTMENT.

         8.8 NATURE OF ARTICLE 8. The provisions of this ARTICLE 8 (other than the following SECTION 8.9) are intended solely for the benefit of the Agent and the Banks, and neither Borrower nor any other Person shall be entitled to rely on any such provision or assert any such provision in a claim or defense against the Agent or any Bank. The Agent and the Banks may waive or amend such provisions as they desire without any notice to or consent of Borrower. Nothing contained in any Loan Paper, and no action taken by any Bank or the Agent pursuant hereto or in connection herewith or pursuant to or in connection with the Loan Papers, shall be deemed to constitute the Banks, together or with or without the Agent, a partnership, association, joint venture or other entity.

         8.9 RESIGNATION AND REMOVAL BY AGENT. The Agent may resign at any time as the Agent under the Loan Papers by giving written notice thereof (which notice shall contain the date of such resignation) to the Banks and the Borrower and, upon the gross negligence or manifest incompetence of the Agent, the Agent may be removed as the Agent under the Loan Papers by the Required Banks. Upon any such resignation or removal, the Required Banks (without having to obtain the consent of Borrower) shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 calendar days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, as applicable, then the retiring Agent may, on behalf of Banks (without having to obtain the consent of Borrower) appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof having a combined capital and surplus of at least $500,000,000. In any case where a successor Agent is being selected, the parties agree to attempt to select such successor from one of the Banks. Upon the acceptance of any appointment





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
as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring or removed Agent and the retiring or removed Agent shall be discharged from its duties and obligations under the Loan Papers. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this ARTICLE 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under the Loan Papers.

                                   ARTICLE 9

                             CHANGED CIRCUMSTANCES

         9.1 BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR. If on or prior to the first day of any Interest Period, (i) the Agent shall have determined (which determination shall be conclusive and binding upon Borrower) that, by reason of circumstances affecting the interbank eurodollar market, or reporting or data gathering and/or dissemination networks, systems or companies related thereto or dealing therewith, adequate and reasonable means do not exist for ascertaining the London Interbank Offered Rate for such Interest Period, or (ii) the Agent shall have received written notice from the Required Banks that for reasons beyond their control the London Interbank Offered Rate determined or to be determined for such Interest Rate Period will not adequately and fairly reflect the cost to such Banks (as conclusively certified by such Banks) directly related to the making or maintaining of their LIBOR Loans during such Interest Period, then the Agent shall forthwith give notice thereof to Borrower and the Banks. Until the Agent notifies Borrower that such notice has been withdrawn by the Agent, no further LIBOR Loans by any Bank shall be made or continued as such, nor shall Borrower have the right to convert Loans to LIBOR Loans.

         9.2 ILLEGALITY. Notwithstanding any other provision herein, if at any time a Bank determines (which determination shall be reasonably exercised and if so reasonably exercised, shall be conclusive and binding upon the parties, absent manifest error) that the making or maintaining LIBOR Loans hereunder has become unlawful pursuant to applicable Law, or any interpretation, application or administration thereof (whether or not having the force of law), then such Bank (an "AFFECTED BANK") shall so promptly notify the Agent, the other Banks and Borrower. Upon giving such notice (i) the obligations of all Banks to make or continue, or to convert Base Rate Loans into, LIBOR Loans shall be suspended until the Affected Bank notifies the Agent, the other Banks and Borrower that it may again make and maintain LIBOR Loans, and (ii) Borrower shall, upon the request of any Bank, prepay any LIBOR Loan then outstanding (which prepayment, if requested by Borrower, shall be made with the proceeds or effect of a Base Rate Loan extended contemporaneously by such Bank), together with accrued interest thereon, and loss and expenses, if any, provided for in SECTION 2.12.

         9.3     INCREASED COST AND REDUCED RETURN.

         (a) If the adoption of, or any change in, any Law, or in the interpretation, application or administration thereof, or compliance by any Bank (or its Lending Office) with any request or





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directive (whether or not having the force of law) of any central bank or other
Governmental Authority:

                 (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge of any kind whatsoever with respect to this Agreement or any Note or any LIBOR Loan made by it, or its obligations in respect to any of the foregoing, or shall change the basis of taxation of payments to such Bank (or its Lending Office) in respect to any amounts due to it in respect to any of the foregoing (except for changes in the rate of tax on the overall net income, gross receipts or capital of such Bank or its Lending Office imposed by any jurisdiction); or

                 (ii) shall impose, modify or deem applicable any reserve, special deposit, compulsory loan or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or other liabilities of or for the account of, advances, loans or other extensions of credit by, or other acquisition of funds by, any Bank (or its Lending Office), which is not otherwise included in the determination of the Adjusted London Interbank Offered Rate; or

                 (iii) shall impose on any Bank (or its Lending Office) or on the London interbank market any other condition affecting this Agreement, any Note, or any LIBOR Loan, or its obligations in respect to any of the foregoing;

         and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making, converting into, continuing or maintaining any LIBOR Loan or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, then subject to SECTION 10.8 within 5 Business Days after written demand by such Bank (with a copy to the Agent), made within 90 days after such event, Borrower shall, without limiting the effect of any other applicable provision hereof (but without duplication) pay to such Bank such additional amount or amounts as will compensate such Bank for such increased costs or reduction of amount receivable.

                 (b) If the adoption of, or any change in, any Law regarding capital adequacy or risk-based capital guidelines or requirements, or in the interpretation, application or administration thereof or compliance by any Bank (or its Lending Office, or its or any of their Affiliates) with any request or directive regarding capital adequacy or risk-based capital guidelines or requirements (whether or not having the force of law) of any central bank or other Governmental Authority, does or shall, in the reasonable determination of such Bank, have the effect of reducing the rate of return on such Bank's (or its Lending Office, or its or their Affiliates) capital or assets as a consequence of its obligations hereunder, to a level below that which such Bank (or its Lending Office, or its or their Affiliates) could have achieved but for such adoption, change or compliance (taking into consideration such Bank's (or its Lending Office, or its or their Affiliates) policies with respect to capital adequacy or risk-based capital guidelines or requirements), then from time to time, within 5 Business Days after written demand by such Bank (with a copy to the Agent) made within 90 days after such event, subject to SECTION





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10.8, Borrower shall, without limiting the effect of the foregoing provisions of this SECTION 9.3 (but without duplication), pay to such Bank such additional amount or amounts as will compensate such Bank for the amount of such reduction.

         (c) Each Bank will promptly notify Borrower and the Agent of any event of which it has knowledge which will entitle such Bank to compensation pursuant to this SECTION 9.3. A certificate of any Bank claiming compensation under this SECTION 9.3 and setting forth the additional amount or amounts to be paid to it, as well as the manner in which such amount or amounts were calculated, hereunder shall be conclusive and binding on Borrower in the absence of manifest error. In determining such amount, such Bank may use, among others, any reasonable averaging and attribution methods.

         9.4     SUBSTITUTE RATE FOR AFFECTED LIBOR LOANS.

         (a) If the obligation of any Bank to make, convert or continue (as applicable) a LIBOR Loan shall be suspended pursuant to SECTION 9.1 or SECTION
9.2 (each such affected LIBOR Loan, an "AFFECTED LOAN"), then each such Affected Loan that otherwise would have been made, converted or continued (as applicable) by the Banks as a LIBOR Loan shall be made, converted or continued (as applicable) instead as a Base Rate Loan.

         (b) If the London Interbank Offered Rate is not published or reported for 30 consecutive days or 30 days have passed since Borrower's receipt of an Agent's notice as provided under in SECTION 9.1 or an Affected Bank's notice as provided in SECTION 9.2, as applicable, and the circumstance underlying such notice continues to exist, then within 15 days after the earlier to occur of any such event (such earliest to occur event, a "LIBOR Event"), and so long as such LIBOR Event shall be continuing, Borrower may notify the Agent and the Banks that it desires to discuss with them the availability of a reasonably comparable alternate rate option or additional interest rate option for the Loans that is mutually agreeable to Borrower, the Agent and the Banks; and, if Borrower, the Agent and the Banks so mutually agree within 30 days after such notice is given by Borrower, the parties shall as soon as reasonably practical thereafter enter into an amendment to this Agreement and any other affected Loan Papers in form, scope and substance, and upon terms and conditions, satisfactory to the Agent and the Banks. If, in any event, any Bank does not, in its sole discretion (with due respect for, among other matters, its independent requirements, considerations and circumstances), agree to any proposed alternate or additional interest rate option within such 30-day period, no such alternate or additional interest rate option shall be available with respect to the LIBOR Event initiating the discussions related to such proposed alternative or additional interest rate option.

         9.5 ALTERNATE LENDING OFFICE DESIGNATION. Each Bank agrees that it will endeavor to use reasonable efforts to designate an alternate Lending Office with respect to any LIBOR Loans affected by the matters or circumstances described in any of SECTIONS 9.1, 9.2 and 9.3 to reduce the liability of Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Bank as determined by it in its sole discretion; provided, however, no Bank shall have any obligation to so designate an alternate Lending Office located in the United States of America.





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                                   ARTICLE 10

                                 MISCELLANEOUS

         10.1    NOTICES.

         (a) All notices, requests and other communications to any party under any Loan Paper shall be in writing or, in the case of a Notice of Borrowing, by telephone confirmed the same day in writing on or before 11:00 A.M. (San Antonio time) (including bank wire, telecopy, telex or similar writing) and shall be given to such party at its address, telecopy or telex number set forth in Annex A or such other address, telecopy or telex number as such party may hereafter specify for the purpose by notice to the Agent and Borrower. Each such notice, request or other communication shall be effective
(i) if given by telex, when such telex is transmitted to the telex number specified pursuant to this SECTION 10.1 and the appropriate answerback is received, (ii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified pursuant to this SECTION 10.1, and the sender has received electronic confirmation thereof, (iii) if given by registered or certified mail, return receipt requested, 72 hours after such communication is deposited in the mails with postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified pursuant to this SECTION 10.1; provided that notices to the Agent under ARTICLE 2 or
ARTICLE 9 shall not be effective until actually received by a representative of the Agent, as distinguished from received at its place of business only.

         (b) Any verbal communication or instrument in writing received by the Agent in connection with a Borrowing or a Loan, or any other matter with respect to any Loan Paper, which purports to be dispatched or signed by or on behalf of Borrower and confirmed, in the case of a verbal communication, by the Agent by telephone confirmation with an Authorized Officer of Borrower, shall conclusively be deemed to have been dispatched or signed by or on behalf of Borrower pursuant to such Person's authority to bind Borrower and all other Persons for the liabilities and matters in connection therewith to the Agent and each Bank; and the Agent and each Bank may conclusively rely thereon and shall have no obligation, duty or responsibility to determine the validity or genuineness thereof or the authority of the Person or Persons executing or dispatching the same.

         10.2 NO WAIVERS. No failure or delay by the Agent or any Bank in exercising any Right under any Loan Paper, and no course of dealing with respect to any such Rights, shall operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps or actions to enforce any Rights, preclude or prejudice the concurrent or subsequent exercise thereof or the exercise of any other such Rights. The Rights provided in the Loan Papers shall be cumulative and not exclusive of any rights or remedies provided by Law or in equity.





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         10.3    PAYMENT OF COSTS AND EXPENSES; PROFESSIONALS AND CONSULTANTS.

         (a) Borrower agrees to pay all reasonable costs and expenses incurred (whether before, after or during the Closing Date) by or on behalf of the Agent and Banks (including audit costs and expenses and all attorneys' and other professionals' and consultants' fees, costs and expenses of Agent and Banks incurred in connection with the preparation of, advice or counsel regarding, or enforcement of, any Loan Paper) in connection with (i) the investigation, review, negotiation, preparation, execution, delivery, administration, syndication, participation, filing, recordation, refinancing, restructuring, renegotiation or enforcement of each of the Loan Papers, and any and all renewals, amendments, extensions, restatements, supplements, rearrangements, consents, waivers, assignments and modifications thereto or thereof, and the transactions contemplated thereby, (ii) the monitoring, evaluating, making, maintaining, servicing, enforcement and collection of the Loans, (iii) the creation, preservation, maintenance, protection, perfection and enforcement of Rights under each Loan Paper and Liens in Property (whether or not incurred in connection with the commencement of a proceeding, litigation, foreclosure or other proceeding), specifically including all costs and expenses incurred with respect to any bankruptcy, insolvency or reorganization proceeding, regardless of whether the Agent ultimately prevails in such bankruptcy, insolvency or reorganization proceeding, and (iv) all amounts expended, advanced or incurred by or on behalf of the Agent or Banks to satisfy any obligation of Borrower under any Loan Paper which is not timely satisfied by Borrower, if the Agent, or any Bank at its discretion, so chooses to incur any such expenses or costs.

         (b) Should Borrower fail to perform or observe any covenant or agreement contained in any of the Loan Papers and such failure continues through the cure period provided for therein, if any, the Agent or any Bank may then perform or attempt to perform such covenant or agreement on behalf of Borrower. Such Person will endeavor to give Borrower notice of such performance or attempted performance. Borrower shall, at the request of such Person, promptly pay any amount expended in such performance or attempted performance to such Person at the principal office of the Agent, together with interest on the portion thereof from time to time remaining unpaid at the Default Rate. Notwithstanding the foregoing, it is expressly understood and agreed that (i) neither the Agent nor any Bank assumes any liability or responsibility for the performance of any covenants or agreements of Borrower hereunder or under any of the other Loan Papers, or any other documents, or other control over the management and affairs of Borrower, and (ii) Borrower's failure to perform any covenant or agreement that is cured, in whole or part, by any of their action shall be and continue a Default unless and until (A) all of such Person's attendant costs and expenses have been reimbursed as herein provided and (B) Borrower has submitted, and the Agent has received and approved. with the consent of the Required Banks, such objective evidence that supports the determination that such Default will not reoccur.

         (c) Borrower acknowledges and agrees that all attorneys, accountants, auditors, and other professional Persons and consultants who are from time to time engaged or employed by the Agent or any Bank (including, without limitation, Jenkens and Gilchrist, Groce, Locke and Hebdon, a Professional Corporation, who are only attorneys for Agent and Frost, individually) and whose fees and expenses are or may be paid or reimbursed, as applicable, by Borrower, pursuant to the terms of any Loan Paper, are not the professionals of Borrower, and each of them (i) shall have the right to act exclusively in the interest of the Agent, and (ii) shall have no duty





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of disclosure, duty of loyalty, duty of care or any other duty of any type or nature whatsoever, or deemed to have any attorney-client or other similar professional relationship whatsoever, to Borrower.

         10.4 INDEMNIFICATION. SUBJECT TO SECTION 10.8, BORROWER SHALL INDEMNIFY, DEFEND, PROTECT AND HOLD HARMLESS EACH BANK AND THE AGENT, AND THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, PARENT COMPANIES AND OTHER RELATED ENTITIES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS AND OTHER PROFESSIONALS AND CONSULTANTS, INSURERS AND STOCKHOLDERS, AND EACH OF THEM (AND TOGETHER WITH EACH AND ALL OF THEIR RESPECTIVE SUCCESSORS, ASSIGNS, HEIRS AND LEGAL REPRESENTATIVES, THE "INDEMNIFIED PARTIES"), ALL PARTIES FROM AND AGAINST LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, ACTIONS, SUITS AND OTHER LEGAL PROCEEDINGS, JUDGMENTS, PENALTIES, DAMAGES, COSTS, INTEREST, CHARGES, ATTORNEYS' AND OTHER PROFESSIONALS' AND CONSULTANTS' FEES AND OTHER EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER ("INDEMNIFIED COSTS"), WHICH MAY BE IMPOSED ON, INCURRED OR SUSTAINED BY, OR ASSERTED AGAINST, THE INDEMNIFIED PARTIES, OR ANY OF THEM, BY REASON OF, ARISING OUT OF, OR IN ANY MANNER RELATED TO (DIRECTLY OR INDIRECTLY, CONSEQUENTIALLY, OR OTHERWISE), ANY LOAN PAPER, THE TRANSACTIONS CONTEMPLATED THEREBY, OR THE ENFORCEMENT, PROTECTION OR ADMINISTRATION THEREOF OF WITH RESPECT THERETO (COLLECTIVELY, THE "SUBJECT TRANSACTIONS"), INCLUDING , WITHOUT LIMITATION, DAMAGES, COSTS AND EXPENSES INCURRED BY ANY OF THE INDEMNIFIED PARTIES IN INVESTIGATING, PREPARING FOR, DEFENDING AGAINST, OR PROVIDING EVIDENCE, PRODUCING DOCUMENTS, OR TAKING ANY OTHER ACTION IN RESPECT OF ANY COMMENCED OR THREATENED LITIGATION UNDER ANY FEDERAL OR STATE, OR ANY SUBDIVISION THEREOF, SECURITIES OR ENVIRONMENTAL LAW OR ANY OTHER LAW OR ANY OTHER LAW OR ANY JURISDICTION OR AT COMMON LAW.

THE FOREGOING IS INTENDED TO INDEMNIFY, DEFEND, PROTECT AND HOLD HARMLESS EACH OF THE INDEMNIFIED PARTIES AGAINST ALL RISKS, FORESEEABLE OR UNFORESEEABLE, INVOLVED IN THE SUBJECT TRANSACTIONS, INCLUDING WITHOUT LIMITATION, THE NEGLIGENCE OR ALLEGED NEGLIGENCE (WHETHER SOLE, COMPARATIVE, CONTRIBUTORY OR OTHERWISE) OF ANY OF THE INDEMNIFIED PARTIES, ALL Of WHICH RISKS ARE HEREBY ASSUMED BY BORROWER. THE OBLIGATIONS OF BORROWER UNDER THIS SECTION 10.4 AND UNDER SECTION 10.3 SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND PAYMENT OF THE NOTES AND ALL OTHER OBLIGATIONS. TO THE EXTENT THAT THE FOREGOING INDEMNIFICATION MAY BE DEEMED UNENFORCEABLE, IN WHOLE OR IN PART, FOR ANY REASON WHATSOEVER, INCLUDING BECAUSE IT IS VIOLATIVE OF LAW OR PUBLIC POLICY AS DETERMINED BY A FINAL, NON-APPEALABLE JUDGMENT OR ORDER OF A





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COURT OF COMPETENT JURISDICTION, BORROWER AGREES TO CONTRIBUTE THE MAXIMUM
PORTION THAT IT IS NOT PROHIBITED TO PAY UNDER APPLICABLE LAW, TO THE PAYMENT AND SATISFACTION OF THE SUBJECT TRANSACTIONS; PROVIDED, HOWEVER AN INDEMNIFIED PARTY SHALL NOT BE ENTITLED TO INDEMNIFICATION FOR INDEMNIFIED COSTS TO THE EXTENT SUCH INDEMNIFIED COSTS ARE DIRECTLY CAUSED BY A BREACH OF ITS MATERIAL OBLIGATIONS UNDER ANY LOAN PAPER OR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A COURT OF COMPETENT JURISDICTION.

         10.5 SHARING OF SET-OFFS. Borrower hereby grants to Agent and each Bank the right of set-off, to secure repayment of the Obligations, upon any and all monies, securities or other Property of Borrower and the proceeds therefrom, now or hereafter held or received by or in transit to Agent or any Bank or any of their respective agents, from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower, and any and all claims of Borrower against Agent or any Bank at any time existing. In connection with any set off, counterclaim or similar action by any Bank, such Bank agrees that it shall comply with, and otherwise be bound by, the provisions of SECTION 2.13. Borrower, the Agent and each Bank agree that any Person purchasing a participation from a Bank pursuant to
SECTION 10.7(b) shall, to the fullest extent permitted by Law and if provided in the participation agreement between the Bank and the participant, have all of the obligations of a Bank pursuant to the terms of this SECTION 10.5. Without limiting any Bank's right of set-off or counterclaim or otherwise, the Agent shall have the right to charge any account of Borrower maintained with Agent for the amount of any payment due under any Loan Paper or under the Notes.

         10.6 AMENDMENTS AND WAIVERS. All modifications, consents, amendments, waivers and the like of any provision of any Loan Paper, or consent to any departure by Borrower therefrom (collectively, the foregoing are referred to in this SECTION 10.6 as a "modification"), shall be effective only if the same is in a writing in form, scope and substance, and subject to conditions and requirements, if any, acceptable to the Agent and the Required Banks, and if so acceptable, is signed by Borrower, the Agent and, at least, the Required Banks; provided that no such modification shall, unless consented to in writing by all the Banks, (i) modify the Commitment of any Bank or subject any Bank to any additional funding obligation, (ii) reduce the principal amount or the stated rate of interest on any Loan or reduce any fees hereunder (other than fees payable solely to the Agent), (iii) extends the date fixed for any principal reduction pursuant to SECTION 2.8 or SECTION 2.9, the payment of any interest on any Loan, the payment of any Reimbursement Obligation or the payment of any fees hereunder (other than fees payable solely to the Agent), the maturity date of any of the Obligations, the Revolving Commitment Termination Date, (iv) release or impair the Lien in any Property in favor of the Banks, (v) release any guarantor of the Obligations, (vi) change the percentage of the Commitments or the aggregate unpaid principal amount of the Notes, or the number of Banks which shall be required for the Banks or any of them to take any action under this SECTION 10.6 or any other provision of the Loan Papers, or (vii) affect this SECTION 10.6 or SECTION 10.3 or SECTION
10.4 or modify the definition of "Required Banks"; provided, further, that, no





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modification or waiver which modifies the rights, duties or obligations of the
Agent shall be effective without the prior written consent of the Agent.

         10.7    SUCCESSORS AND ASSIGNS; PARTICIPATIONS; ASSIGNMENTS.

         (a) The Loan Papers shall be binding upon, and inure to the benefit of the parties thereto and their respective successors and assigns, except that (i)Borrower may not assign or transfer any of its rights or obligations under any Loan Paper without the prior written consent of the Agent and all the Banks, and (ii) unless otherwise permitted under this SECTION 10.7, no Bank may transfer, pledge, assign, sell participations in or otherwise convey or encumber its Commitments or Loans. Borrower shall not directly or indirectly purchase or otherwise retire any Obligations owed to any Bank nor will any Bank accept any offer to do so, unless each Bank shall have received substantially the same offer with respect to the same pro rata share of the Obligations owed to it. If Borrower, directly or indirectly, at any time purchases some but less than all of the Obligations owed to the Agent and the Banks, then notwithstanding any provision herein to the contrary such purchaser or purchasers shall not be entitled to any rights of the Agent or the Banks under the Loan Papers (including voting rights or the right to participate in or determine any modification (as that term is defined in SECTION 10.6)), unless and until Borrower has purchased all of the Obligations.

         (b) Neither this Agreement nor any other Loan Paper, nor any benefits hereunder or thereunder, shall inure to or for the benefit of any Person that is not a signatory party hereto, other than any of such Persons that are expressly named or designated as indemnitees, releasees or exculpatees herein. All conditions to make the Loans hereunder, and all covenants, warranties, representations, and other terms and provisions of, and applicable to, Borrower in each Loan Paper are imposed solely and exclusively for the benefit of the Agent and each Bank, and their respective successors and assigns. No other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that no Loans will be made in the absence of strict compliance with any or all of such conditions; and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, covenants, warranties, representations and other terms and provisions. Any of such conditions, and the breach of, or noncompliance with, any such covenants, warranties, representations and other terms and provisions may be freely waived in whole or in part by the Agent and the Banks (subject to applicable provisions hereof) at any time if in its or their (as applicable) sole discretion it or they (as applicable) deem it advisable to do so. No such conditions, covenants, warranties, representations or other terms or provisions are intended to release, or authorize or permit a breach by, Borrower of any of its obligations and requirements to any third Person, or any noncompliance therewith, or to evidence the contractual interference therewith by the Agent and the Banks.

         (c) Subject to the provisions of this SECTION 10.7, any Bank may, in the ordinary course of its business, without prior notice to or consent from Borrower, and in accordance with applicable Law, at any time sell to one or more Persons (each a "PARTICIPANT") participating interests in all or any part of any Loans, or in the Commitments, of such Bank. In the event of any such sale by a Bank to a Participant, (i) such Bank shall remain a "Bank" for all purposes





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under this Agreement, and the Participant shall not constitute a "Bank"
hereunder, (ii) such Bank's obligations under this Agreement shall remain unchanged, (iii) such Bank shall remain solely responsible for the performance of its obligations under this Agreement, (iv) such Bank shall remain the holder of any such Note and the obligor to fund its respective Commitments for all purposes under this Agreement, and (v) Borrower, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Papers. Participants shall have no rights under this Agreement or any of the Loan Papers, other than rights of set off (and attendant obligations) expressly set forth herein. No Bank shall sell any participating interest under which the Participant shall have, and no Participant shall have, any rights to vote on any modification (as such term is defined in SECTION 10.6) of this Agreement or any other Loan Paper, and any agreement between any Bank and any Participant granting any Participant any voting rights shall be void ab initio. Except in the case of the sale of a participating interest to a Bank, the relevant participation agreement shall not permit the Participant to transfer, pledge, assign, sell participations in, or encumber its portion of, the Commitments or the Loans.

         (d) Subject to the provisions of this SECTION 10.7, any Bank may, with consent of Agent and the Required Banks in the ordinary course of its business, without prior notice to or consent from Borrower, in accordance with applicable law, assign to one or more Qualified Banks (each a "PURCHASER") a proportional part (not less than $2,000,000) of that Bank's Commitment, unless such Bank is reducing its Commitments to the minimum permitted hereunder) of its rights and obligations under the Loan Papers, and such Purchaser shall (i) assume all such rights and obligations, pursuant to an assignment and assumption agreement and other necessary and related documents, all in form, scope and substance satisfactory to the Agent, executed by such Purchaser, such transferor Bank and the Agent, (ii) execute and deliver the Assignment and Acceptance Agreement attached hereto as EXHIBIT D and (iii) pay to the Agent, for its account, a non-refundable processing fee in the amount of $2,000. Upon the effectiveness of such assignment and assumption agreement, such Purchaser shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with Commitments as set forth in the assignment agreement, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by Borrower, the Banks or the Agent shall be required. Upon the consummation of any transfer to a Purchaser pursuant to this SECTION 10.7(d), the transferor Bank, the Agent and Borrower shall make appropriate arrangements so that, if required, new Notes are issued to such Purchaser. Any sale pursuant to this SECTION 10.7(d) shall be of an equal pro rata portion of each of the transferor Bank's Commitments and Loans, provided, however, that in no event shall Frost or Zions reduce its respective Commitment to be below 33 1/3% of the total Commitments of all Banks, without the prior consent of the other. A Purchaser shall be subject to all the provisions of this SECTION 10.7 the same as if it were a Bank signatory hereto as of the Closing Date.

         (e) Borrower authorizes each Bank to disclose any and all financial information in such Bank's possession concerning Borrower which has been delivered to such Bank by or on behalf of them pursuant to this Agreement or which has been delivered to such Bank by them in connection with such Bank's credit evaluation prior to entering into this Agreement (i) to any





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Participant or Purchaser (each a "TRANSFEREE"), and (ii) with the prior consent of Borrower, to any prospective Transferee.

         (f) No Transferee (including for this purpose a different Lending Office of a Bank) shall be entitled to receive any greater payment under this Agreement than the transferor Bank would have been entitled to receive with respect to the rights assigned, unless such assignment is made with the prior written consent of Borrower or by reason of the provisions referred to in
SECTION 9.5 regarding the designation of a different Lending Office under certain circumstances.

         (g) Notwithstanding any other provisions of this SECTION 10.7, no transfer or assignment of the interests or obligations of any Bank hereunder or any grant of participations therein shall be permitted if such transfer, assignment or grant would require Borrower to file a registration statement with the Securities and Exchange Commission or to qualify the Loans under the 'Blue Sky" laws of any state.

         (h) Each Bank initially party to this Agreement hereby represents, and each person that becomes a Bank pursuant to an assignment permitted by
SECTION 10.7(d) will, upon its becoming party to this Agreement, represent that it is a Qualified Bank, and that it will make or acquire Loans only for its own account in the ordinary course of its business; provided, however, that subject to the preceding provisions of this SECTION 10.7, the disposition of any promissory notes or other evidences of or interests in Obligations held by it shall at all times be within its exclusive control.

         10.8 MAXIMUM INTEREST RATE. It is the intent of the parties hereto that each of the Agent and the Banks (collectively, the "FINANCING PARTIES"), and Borrower in the execution, delivery and performance of all Loan Papers, the transactions provided for therein and contemplated thereby, and all matters incidental and related thereto and arising therefrom, shall comply and conform strictly with Applicable Law from time to time in effect, including without limitation, usury Laws. In furtherance thereof, the Financing Parties and Borrower stipulate and agree that none of the terms and provisions contained in, or pertaining to, the Loan Papers shall ever be construed to create a contract to pay for the use or forbearance or detention of money with interest at a rate or in an amount in excess of the Maximum Rate or maximum amount of interest permitted or allowed to be contracted for, charged, received, taken or reserved under said Laws. For purposes of each Loan Paper, (i) 'interest' shall include the aggregate of all amounts which constitute or are deemed to constitute interest under the Laws of the State of Texas or, to the extent they may apply, the Laws of the United States of America, that are contracted for, chargeable, receivable (whether received or deemed to have been received), taken or reserved under each such document, and (ii) all computations of the maximum amount of interest permitted or allowed under Applicable Law will be made on the basis of the actual number of days elapsed over a 365 or 366 day year, whichever is applicable. Neither Borrower nor any other person shall ever be required to pay unearned interest on, or with respect to any of, the Loan Papers and shall never be required to pay interest on, or with respect to any of, the Loan Papers at a rate or in an amount in excess of the Maximum Rate or maximum amount of interest that may be lawfully contracted for, charged, received, taken or reserved under Applicable Law, AND THE PROVISIONS OF THIS PARAGRAPH SHALL CONTROL OVER ALL OTHER PROVISIONS OF THE LOAN





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PAPERS. In determining whether the interest paid or payable under any specific contingency exceeds the Maximum Rate, Borrower, Agent and Banks shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as an expense or fee rather than as interest; (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Notes so that the interest rate is uniform throughout the entire term; provided that, if the Notes are paid and performed in full before the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, Agent and such Banks shall refund to Borrowers the amount of the excess or credit the amount of the excess against the principal amount of the Notes and, in that event, Agent and such Banks shall not be subject to any penalties provided by any laws for contracting for, charging. taking, reserving or receiving interest in excess of the Maximum Rate. If the effective rate or amount of interest which would otherwise be payable under the Loan Papers would exceed the Maximum Rate or maximum amount of interest any Financing Party or any other holder of any Note or other Obligations is allowed by Applicable Law to charge, contract for, take, reserve or receive, or in the event any Financing Party or any holder of any Note or other Obligations shall charge, contract for, take, reserve or receive monies that are deemed to constitute interest which would, in the absence of this provision, increase the effective rate or amount of interest payable under the Loan Papers to a rate or amount in excess of that permitted or allowed to be charged, contracted for, taken, reserved or received under Applicable Law then in effect, then the principal amount of such Note or other Obligations or the amount of interest which would otherwise be payable thereunder shall be payable at, or reduced to, as applicable, the maximum amount allowed pursuant to the then applicable indicated (weekly) rate ceiling referred to hereinabove at the definition of the term Applicable Law, or if no such ceiling is then in effect, as authorized and allowed under said Laws as now or hereafter construed by the courts having jurisdiction, and all such monies so charged, contracted, for, received, taken or reserved that are deemed to constitute interest in excess of the Maximum Rate or maximum amount of interest permitted by Applicable Law shall be immediately returned or credited to the account of Borrower upon such determination.

         10.9 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT, EACH NOTE AND EACH OTHER LOAN PAPER (INCLUDING ITS AND THEIR VALIDITY, ENFORCEABILITY AND INTERPRETATION) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES) AND TO THE EXTENT CONTROLLING, THE FEDERAL LAWS OF THE USA; PROVIDED THAT (i) THE PROVISION OF CHAPTER 15 OF THE TEXAS CREDIT CODE (VERNON'S TEXAS CIVIL STATUTES, ARTICLE 5069-15.01 ET SEQ., AS THE SAME MAY BE OR MAY HAVE BEEN CODIFIED IN THE FINANCE CODE OF THE STATE OF TEXAS, EFFECTIVE SEPTEMBER 1, 1997) ARE EXPRESSLY DECLARED BY THE PARTIES NOT TO BE APPLICABLE TO ANY LOAN PAPER OR THE TRANSACTIONS CONTEMPLATED BY ANY OF THEM, (ii) THE LAWS OF THE STATE OF TEXAS AND/OR THE UNITED STATES OF AMERICA SHALL NOT LIMIT THE AMOUNT OR RATE OF INTEREST WHICH THE HOLDER OF ANY NOTE MAY CONTRACT FOR, CHARGE, RECEIVE, COLLECT, TAKE, RESERVE AND/OR APPLY IF OTHER





                                                                CREDIT AGREEMENT

APPLICABLE LAWS PERMIT AT ANY TIME A HIGHER AMOUNT OR RATE AND (iii) THE LAWS OF OTHER JURISDICTIONS SHALL APPLY TO THE EXTENT NECESSARY TO TAKE, GRANT, PERFECT OR REALIZE THE BENEFITS OF ANY LIEN, MORTGAGE, DEED OF TRUST OR SECURITY INTEREST IN THE COLLATERAL. THE PARITIES EXPRESSLY ACKNOWLEDGE THAT
(y) THEY INTEND THAT THIS AGREEMENT AND EACH OTHER LOAN PAPER SHALL BE GOVERNED BY THE PROVISIONS (INCLUDING, WITHOUT LIMITATION, THE RIGHT OF THE PARTIES TO SELECT THE GOVERNING LAW) OF THE UNIFORM COMMERCIAL CODE AND NOT BY COMMON LAW AND (z) THE STATE OF TEXAS BEARS A REASONABLE RELATIONSHIP TO THIS TRANSACTION AND NO OTHER STATE HAS A MATERIALLY GREATER INTEREST IN THIS TRANSACTION THAN THE STATE OF TEXAS. BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS (SAN ANTONIO DIVISION) AND OF ANY TEXAS STATE COURT SITTING IN BEXAR COUNTY, TEXAS FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THE LOAN PAPERS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         10.10 COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, and by each of the parties hereto on separate counterparts, all of which taken together shall constitute one and the same instrument. This Agreement shall become effective when the Agent shall have received counterparts hereof signed by all of the parties hereto.

         10.11 INDEPENDENCE OF COVENANTS. Each covenant and agreement of Borrower under each Loan Paper shall be given independent effect so that, if a particular action or condition is prohibited or required by any covenant, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or Event of Default if such action is taken or condition exists.

         10.12 SURVIVAL. The obligations of Borrower under SECTIONS 2.12, 9.3, 10.3, 10.4, 10.8, 10.18 and 10.20 and of the Agent and the Banks under
Section 10,18 shall survive the termination of this Agreement, the payment of all other Obligations and the termination of the Commitments. The representations and warranties set forth in this Agreement and each of the other Loan Papers shall survive the execution, delivery and performance of this Agreement and the other Loan Papers and shall continue until one year after the later of (i) the repayment of the Obligations and (ii) the date on which the Banks' obligations to make Loans shall have fully and finally terminated; and any investigation at any time by or on behalf of the Agent or any Bank shall not diminish any of their respective rights to rely thereon.

         10.13 SEVERABILITY. In case any one or more of the provisions or part of a provision contained in any Loan Paper shall for any reason be held to be invalid, illegal or unenforceable in any respect in any jurisdiction, such invalidity, illegality or unenforceability shall be deemed not to affect any other jurisdiction or any other provision or part of a provision of any Loan Paper, but such Loan Paper shall be reformed and construed in such jurisdiction as if such provision or part of a provision held to be invalid or illegal or unenforceable had never been contained herein and such provision or part reformed so that it would be valid, legal and enforceable in such jurisdiction to the maximum extent possible.





                                                                CREDIT AGREEMENT

         10.14 GOVERNMENTAL REGULATION. Anything contained in any Loan Paper to the contrary notwithstanding, Borrower acknowledges and agrees that neither the Agent nor any Bank shall be obligated (i) to extend or fund any credit or other financial accommodation to, or for the benefit of, Borrower in an amount, or (ii) to perform any other agreement or obligation to, or for the benefit of, Borrower in any regard, in contradiction or violation of any limitation or prohibition provided by any applicable statute or regulation, or any interpretation, ruling, decision, opinion or other pronouncement in respect thereto (whether or not having the effect of law), which any of them in good faith believes is applicable.

         10.15 NO CONTROL. None of the covenants, terms or other provisions of any Loan Paper or any document executed in conjunction therewith or related thereto shall, or shall be deemed to, give the Agent or any Bank rights or powers to exercise control over, or participate in the management of, the business, affairs, operations or management of Borrower or any of their respective Property, including any right or power to influence or affect any of its treatment, transportation, storage or disposal of toxic and/or hazardous waste, substances or constituents. The relationship between Borrower and the other parties hereto created by this Agreement and each of the other Loan Papers is only that of debtor-creditor (with or without security, as applicable), and the Rights of such other parties hereunder and thereunder are limited to the rights to receive payment of the Obligations and to exercise the Rights provided herein and therein and in any other document executed in conjunction herewith or therewith or related hereto or thereto.

         10.16 RENEWALS, EXTENSIONS, REARRANGEMENTS, TERMINATION, ETC. With respect to each and every (i) renewal, extension, increase and rearrangement, if any, of the Obligations, or any part thereof, and (ii) amendment, modification, supplement, restatement, waiver and consent, if any, of or to this Agreement or any other Loan Paper, all provisions of this Agreement and the other Loan Papers shall apply with equal force and effect to each such event or circumstance, except to the extent, if any, expressly set forth in connection with each such event or circumstance; provided, however, the foregoing is not intended in any regard to convey, acknowledge or otherwise evidence on the part of the Agent or any Bank, expressly or by implication, any present consent or agreement to any such event or circumstance occurring subsequent to the date hereof, it being acknowledged and agreed that the entry by the parties hereto to any such events or circumstances shall be evaluated as they occur and subject to the other provisions of the Loan Papers, as same may be applicable. Except as expressly provided therein, all Loan Papers shall remain in effect until full and complete payment of all Obligations, termination of all commitments and obligations of the Banks to make or extend any credit or financial accommodation to, or for the benefit of, Borrower, and receipt by the Agent and the Banks, or any of the foregoing Persons, if so requested, of such written assurances of Borrower and any other designated Person or Persons that no other claims, rights, defenses, liabilities or obligations exist in respect hereto or against any of them or any other Indemnified Party.





                                                                CREDIT AGREEMENT

         10.17 CONFLICTS. In the event of any inconsistency or conflict between the terms of this Agreement and the terms of any other Loan Paper, the terms of this Agreement shall control.

         10.18 CONFIDENTIALITY. Each Bank and the Agent agree to use reasonable precautions to keep confidential, in accordance with customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any information supplied to it by Borrower pursuant to this Agreement, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any Bank or the Agent, (iii) to bank examiners, auditors or accountants of any Bank or the Agent, (iv) to any other Bank or the Agent, (v) in connection with any litigation related in any way to the Loans to which any Bank or the Agent is a party, provided, further, that, unless specifically prohibited by applicable Law or court order, each Bank and the Agent shall, at least 5 Business Days prior to disclosure thereof, notify Borrower of any request for disclosure of any such non-public information (A) by any governmental agency or representative thereof (other than any such request in connection with an examination of such Bank's financial condition by such governmental agency) or
(B) pursuant to legal process, or (vi) to any Transferee (or any prospective Transferee, with the consent of Borrower) so long as such Transferee (or any such prospective Transferee) agrees in writing to handle such information confidentially, as provided in this Section provided further that nothing shall limit the disclosure of any such information which (a) is already in the possession of the Agent or any Bank, provided that such information is not known by the Agent or any Bank to be subject to a confidentiality agreement or obligation of secrecy to any Company or any other Person, (b) becomes generally available to the public other than as a result of a disclosure by the Agent or any Bank, or (c) becomes available to the Agent or any Bank on a non-confidential basis from a source other than any Company, provided that such source is not known by the Agent or any Bank to be bound by a confidentiality agreement with other obligation of secrecy to any Company or any Person.

         10.19 PAYMENTS SET ASIDE. To the extent that Borrower makes a payment or payments to the Agent or any Bank, or any of them (or their Transferee), or the Agent or any Bank, or any of them (or their Transferee) enforces any Lien or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other Person under any Debtor Laws or equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and shall continue in force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         10.20 LIMITATION OF LIABILITY; COMMENCEMENT OF ACTIONS. To the extent not prohibited by applicable Law, no claim may be made by or on behalf of Borrower or any other Person against the Agent or any Bank or any other Indemnified Party for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract arising out of or related to the transactions contemplated by any Loan Paper, or any act, omission, or event occurring in connection therewith (whether any of such is a claim based on contract, tort, duty imposed by law or otherwise), and Borrower hereby waives, releases, and agrees not to sue, or





                                                                CREDIT AGREEMENT
commence or authorize the commencement of any Litigation, upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. Further, any claim made by or on behalf of Borrower or any other Person against the Agent or any Bank or any other Indemnified Party shall be barred unless it is asserted by the commencement of an action or proceeding in a court as prescribed in SECTION 10.9 by the filing of a complaint therein within one (1) year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based (i) is discovered, or, (ii) in the exercise of reasonable diligence, should have been discovered; and Borrower agrees that such period of time is a reasonable and sufficient time for it to investigate and act upon any such claim or cause of action. The provisions of this SECTION 10.20 shall survive any termination, howsoever occurring, of this Agreement and each Loan Paper and the full and final payment of the Notes and the other Obligations.

         10.21 REVIEW. Borrower on its own behalf, and on behalf of each Company acknowledges and represents to the Agent and each Bank that Borrower has reviewed this Agreement and each other Loan Paper, has had the benefit of legal counsel of its own choice throughout its review and negotiation of this Agreement and each other Loan Paper, has been afforded an opportunity to review and negotiate this Agreement and each other Loan Paper with the advice of its legal counsel, and is fully informed and knowledgeable of the terms, provisions, rights and effects of this Agreement and each other Loan Paper. In furtherance of the foregoing, but not in limitation thereof, Borrower on its own behalf and on behalf of each Company, acknowledge and agree that each Loan Paper should be and shall be construed as if jointly drafted by the parties hereto.

         10.22 CAPTIONS. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provisions of this Agreement.

         10.23 INVESTIGATION. Notwithstanding any right of the Agent or the Banks to investigate the affairs of the Companies and notwithstanding any knowledge of facts determined or determined by the Agent of the Banks pursuant to such investigation or right of investigation, the Agent and the Banks have the right to rely fully upon the representations, warranties, covenants and agreements of any Company contained in any of the Loan Papers.

         10.24. ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), and the "SPECIAL RULES" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over the action.





                                                                CREDIT AGREEMENT

         (a) Special Rules. The arbitration shall be conducted in San Antonio, Texas and presided over by an arbitrator provided at the nearest location of the AAA. All arbitration will be commenced within 120 days of the demand for arbitration and the decision/award rendered within 30 days thereafter further, the arbitrator shall only, upon showing of cause, be permitted to extend the commencement period for an additional 60 days.

         (b) Reservation of Rights. Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (ii) be a waiver by the Agent or any Bank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of any party hereto (A) to exercise self help remedies such as (but not limited to) setoff, or
         (B) to foreclose against any real or personal property collateral, or
         (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. Any party may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Credit Agreement. At Agent's option, foreclosure under a deed of trust or mortgage may be accomplished by either the exercise or power of sale under the deed of trust or mortgage, or by judicial foreclosure. Neither exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         10.25. WAIVER AND RELEASE OF CLAIMS. Borrower on its own behalf and on behalf of all Companies (i) represent that they have no defense to or setoffs against any indebtedness or other obligations owing to any Agent, Banks or their affiliates, nor claims against Agent or such Banks or their affiliates for any matter whatsoever, related or unrelated to any indebtedness or other obligations owing to Agent or to such Banks, and (ii) release Agent and Banks and their affiliates from all claims, causes of action, and costs, in law or equity, existing as of the date of this Agreement, which Borrower or any Company have or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the any indebtedness or other obligations owing to Agent or to such Banks, including the subject matter of this Agreement. This provision shall not apply to claims for performance of express, written contractual obligations owing to Borrower by Agent, Banks or their affiliates.

         10.26. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN PAPERS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR BANKS IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.





                                                                CREDIT AGREEMENT

         10.27 NO ORAL AGREEMENTS. THIS WRITTEN LOAN AGREEMENT AND ALL OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER COVERED HEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the day and year first above written.


                                        BORROWER:

                                        PACKAGED ICE, INC., a Texas corporation


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------



                                        BANKS:

                                        THE FROST NATIONAL BANK, a national
                                        banking association, Individually and
                                        as the Agent


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        ZIONS FIRST NATIONAL BANK, a national
                                        banking association


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------





                                                                CREDIT AGREEMENT

                                    ANNEX A

THE FROST NATIONAL BANK

 1.      Domestic Lending Office:

         The Frost National Bank
         100 West Houston Street
         San Antonio, Texas 78205

 2.      LIBOR Lending Office:

         The Frost National Bank
         100 West Houston Street
         San Antonio, Texas 78205

 3.      Revolving Commitment:                              $10,000,000.00

 4.      Total Commitment:                                  $10,000,000.00

 5.      Information for Notices:

         The Frost National Bank
         P.O. Box 1600
         San Antonio, Texas 78296
         Attention: Richard D. Young
         Phone: (210) 220-4210
         Fax: (210) 220-4626

         Street Address for personal delivery:
         100 West Houston Street, 3rd Floor
         San Antonio, Texas 78205
         Attention: Richard D. Young





                                                                         ANNEX A

         ZIONS FIRST NATIONAL BANK

         1.      Domestic Lending Office:

                 Zions First National Bank
                 P.O. Box 25822
                 Salt Lake City, Utah 84125

         2.      LIBOR Lending Office:

                 Zions First National Bank
                 P.O. Box 25822
                 Salt Lake City, Utah 84125

         3.      Revolving Commitment:                          $10,000,000.00

         4.      Total Commitment:                              $10,000,000.00

         5.      Information for Notices:

                 Zions First National Bank
                 P.O. Box 25822
                 Salt Lake City, Utah 84125
                 Attention: Michael R. Brough
                 Phone: (801) 524-4621
                 Fax: (801) 524-2136

                 Street Address for personal delivery:
                 One South Main Street Suite 200
                 Salt Lake City, Utah 84111
                 Attention: Michael R. Brough





                                                                         ANNEX A

                               PACKAGED ICE, INC.


                 Information for Notices:

                 Packaged Ice, Inc.
                 8572 Katy Freeway, Suite 101
                 Houston, Texas 77024

With a copy to:

                 Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                 300 Convent, Suite 1500
                 San Antonio, Texas 78205
                 Attention Alan Schoenbaum, P.C..





                                                                         ANNEX A

                                    ANNEX B

                              CERTAIN DEFINITIONS

          As used herein, the following terms shall have the respective meanings assigned to them as follows:

                                 See Article 1





                                                                         ANNEX B

                                    ANNEX C

                      CONDITIONS PRECEDENT: INITIAL LOAN

         (a) Agreement and Schedules. This Agreement duly executed by Borrower and all Schedules, duly and fully completed, that are provided for in this Agreement.

         (b) Revolving Notes. A Revolving Note duly executed by Borrower in favor of each Bank in the respective amount of such Bank's Revolving Commitment.

         (c) Security Documents. (i) A Guaranty Agreement executed by all Existing Subsidiaries in form and substance acceptable to Agent, securing the obligations described therein, including the Obligations, (ii) a Stock Pledge Agreement duly executed by Borrower securing the obligations described therein, including the Obligations, in form and substance acceptable to Agent, (iii) Security Agreements executed by each Company securing the obligations described therein, including the Obligations, in form and substance acceptable to Agent, and (iv) all other Security Documents required by Agent to create a perfected, first priority, Lien and security interest in the Collateral, in form and substance acceptable to Agent.

         (c) Opinion of Counsel to the Companies. Opinion of legal counsel for the Companies in form and substance acceptable to Agent and its counsel.

         (d) Notice of Borrowing and Other Certificates. A Notice of Borrowing in the form of EXHIBIT A duly completed and executed by Borrower, and a Compliance Certificate in the form of EXHIBIT C duly completed and executed by Borrower.

         (e) Secretary Certificate. With respect to each Company, a Certificate signed by the secretary of such Company, which secretary's office and signature shall be confirmed by another officer of such Company, dated and effective as of the Closing Date, or such earlier date as shall be acceptable to Agent, attaching thereto or containing therein, and certifying as to the following: corporate resolutions, as in effect and neither revoked nor rescinded, duly adopted by the board of directors of such Company authorizing the execution, delivery and performance of the Loan Papers to which it is or will be a party, and the transactions contemplated thereby.

         (f) Official Certificates. With respect to each Company, Certificates as to incorporation, existence and good standing for such Company issued by the Secretary of State (and/or other appropriate official) of the state of incorporation of such Company and certificates of foreign qualification and good standing (or other similar instruments) for such Company, issued by the Secretary of State (and/or other appropriate official) of each of the states wherein such Company is or should be qualified to do business as a foreign corporation, each of the foregoing certificates being dated within 60 days prior to the date of the Closing Date.

         (g) Articles of Incorporation, Charter and Bylaws. A copy of the Certificate or Articles of Incorporation of each Company and all amendments thereto.





                                                                         ANNEX C

         (h) Litigation Report. A report (see SCHEDULE 4.10)describing all pending or threatened Litigation by or against any Company or any of its Property (including Litigation for which any Company will be responsible after the Closing Date). There shall be no outstanding order or injunction of any Governmental Authority which would prohibit (i) the execution, delivery or performance, now or hereafter, of any Loan Paper or (ii) any of the transactions contemplated by the Loan Papers.

         (i) Environmental Reports. Copies of all environmental surveys or reports relating to real Property owned or leased by any Company (i) which have heretofore been performed or prepared (each of which is described in SCHEDULE
4.20 hereof) and (ii) additional reports or surveys in form, scope and substance satisfactory to the Agent.

         (j) Insurance Certificates. A listing of all insurance coverage of such Company (including copies of the Declarations pages of each policy) and reflecting that the policies evidencing such coverage conforms to the requirements of this Agreement and each of the other Loan Papers, including, without limitation, loss payable endorsements in favor of the Agent and notification of cancellation and modification endorsements as specified in
SECTION 5.10.

         (k) Financial Statements. Copies of financial statements of the Companies for the most recent period required under SECTION 5.1.

         (l) UCC Reports. Copies of the results of Uniform Commercial Code searches showing all financing statements and other documents or instruments on file against each Company in the appropriate central and local offices of the relevant jurisdictions, each such search to be through a search period ending as of a date no more than 60 days prior to the Closing Date.

         (m) Regulatory and Other Approvals. Evidence that all necessary approvals or consents of Governmental Authorities and all other Persons have been obtained.

         (n) Compliance with Laws. Evidence that each Company has complied with all Laws necessary to consummate the transactions contemplated by this Agreement and each of the other Loan Paper.

         (o) Fees. Payment of (i) the facility fees payable to the Agent on the Closing Date, and (ii) fees of counsel to the Banks payable by Borrower in connection with the preparation, negotiation and closing of the transactions contemplated by this Agreement.

         (p) Additional Documentation. Such additional approvals, opinions, documents, instruments, reports, certifications and/or agreements as the Agent, the Banks or their counsel may reasonably request.

Additionally, for any Advance which would cause the aggregate outstanding balances on all Loans to exceed $10,000,000:

         Agent shall have received and all Banks shall have approved a current business valuation, on a "going concern" basis of Subsidiaries of Borrower other than Southwestern in form and substance satisfactory to Banks and showing a minimum value of $6,000,000.





                                                                         ANNEX C

                                   EXHIBIT A


                              NOTICE OF BORROWING


TO: THE FROST NATIONAL BANK, as the Agent under the Credit Agreement dated as of September 15, 1997 (including any amendments or modifications thereof, the "CREDIT AGREEMENT") among PACKAGED ICE, INC., a Texas corporation ("BORROWER") and THE FROST NATIONAL BANK, a national banking association, individually and as agent for the Banks acting in the manner and to the extent provided in ARTICLE 8 of the Credit Agreement (in such capacity, the "AGENT"), ZIONS FIRST NATIONAL BANK, a national banking association, individually, and each of the financial institutions which becomes a party to said Credit Agreement as provided in SECTION 10.7 thereof (individually, a "BANK" and collectively, the "BANKS"). Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Notice of Borrowing.

         1. The Borrower hereby requests a Borrowing on the date and in the amount as follows:

                          $_____________________ under the Revolving Notes

                          Requested funding date: _______________, 199____

                          Type of Borrowing:                                         _____    Base Rate Loans

                                                                                     _____    LIBOR Loans

                          If LIBOR Loans, length of Interest Period:                 _____    Six Months
                                                                                     _____    Nine Months
                                                                                     _____    Twelve Months

                          Borrowing _____is ____is not an Acquisition Borrowing

                 Check one:

                                  _____    DEPOSIT ACCOUNT: The Agent is hereby instructed to deposit the proceeds of the
                          Loans requested above into Account No. at the Agent's Domestic Lending Office.

                                  _____    WIRING INSTRUCTIONS: The Agent is hereby instructed to wire the proceeds of the Loans requested above into Account No. ______________ of _______________________, whose routing number is _____________, and is located in _____________, ________________.

         2.      The Borrower hereby certifies that no Default or Event of Default has occurred and is continuing under the
                 Credit Agreement.





                                                                       EXHIBIT A

                 3. As of the date hereof, and as a result of the making of the requested Loans, there does not and will not exist any Default or Event of Default.

                 4.       The representations and warranties contained in
                 ARTICLE 4 of the Credit Agreement (other than those by their terms limited to a specific date) are true and correct in all material respects as of the date hereof and shall be true and correct in all material respects upon the making of the requested Loans, with the same force and effect as though made on and as of the date hereof and thereof, except for such representations and warranties which relate to a particular date or which fail to be true and correct as a result of events or occurrences permitted under the Loan Papers.

                 5. No event has occurred since the date of the most recent financial statements provided to the Banks pursuant to
                 SECTION 5.1 of the Credit Agreement that has caused a Material Adverse Effect.

                 6. The undersigned certifies that he is the _____________ of the Borrower and that as such he is authorized to execute this certificate on behalf of Borrower.

DATED: __________________, 19___.

                                            PACKAGED ICE, INC.

                                            By:
                                               ----------------------------
                                            Name:
                                                 --------------------------
                                            Title:
                                                  -------------------------

Required Submittals:

(a)      Compliance Certificate (SECTION 2.2(a)(8) and SECTION 5.1(f)))
(b) If requested Borrowing is an Acquisition Borrowing, Acquisition Reports (SECTION 3.3 and SECTION 5.1(h) and agreements required under SECTION 6.11(g), if any.)
(c) If requested Borrowing will cause the balances of all Loans to exceed $10,000,000 for the first time, the valuation of Subsidiaries of Borrower other than Southwestern required by SECTION 2.2 (a)(6)





                                                                       EXHIBIT A

                                   EXHIBIT B

                         CONTINUATION/CONVERSION NOTICE

TO: THE FROST NATIONAL BANK, as the Agent under the Credit Agreement dated as of September 15, 1997 (including any amendments or modifications thereof, the "CREDIT AGREEMENT") among PACKAGED ICE, INC., a Texas corporation ("BORROWER") and THE FROST NATIONAL BANK, a national banking association, individually and as agent for the Banks acting in the manner and to the extent provided in ARTICLE 8 of the Credit Agreement (in such capacity, the "AGENT"), ZIONS FIRST NATIONAL BANK, a national banking association, individually, and each of the financial institutions which becomes a party to said Credit Agreement as provided in SECTION 10.7 thereof (individually, a "BANK" and collectively, the "Banks"). Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Continuation/Conversion Notice.

         Pursuant to SECTION 2.5 of the Credit Agreement, this
Continuation/Conversion Notice (this "NOTICE") represents the election of the Borrower , to [complete, as applicable, one or more of the following]:

         1.      Use if converting LIBOR Loans to Base Rate Loans.

                 Convert $________________ in aggregate principal amount of LIBOR Loans with a current Interest Period ending on ________,19____ to Base Rate Loans on ___________, 19___ [and]

         2.      Use if converting Base Rate Loans to LIBOR Loans.

                 Convert $_________ in aggregate principal amount of Base Rate Loans to LIBOR Loans on ________, 19___. The Interest Period for such LIBOR Loans is requested to be a [six] [nine] [twelve] (_______) month period. [and]

         3.      Use if continuing LIBOR Loans.

                 Continue $_________ in aggregate principal amount of LIBOR Loans with a Current Interest Period ending on ________, 199___. The initial Interest Period for such continued LIBOR Loans is requested to be a[six] [nine] [twelve](_______) month period.

         4. The Borrower hereby certifies, warrants and represents to the Agent, and each Bank as follows:

                 (a) to the knowledge of the Borrower, the representations and warranties contained in ARTICLE 4 of the Credit Agreement (other than those by their terms limited to a specific date) are true and correct in all material respects as of the date hereof and shall be true and correct in all material respects upon the making of the requested Loans, with the same force and effect as though made on and as of the date hereof and thereof, except for such representations and





                                                                       EXHIBIT B
         warranties which relate to a particular date or which fail to be true and correct as a result of events or occurrences permitted under the Loan Papers;

                 (b) no event has occurred since the date of the most recent financial statements delivered pursuant to SECTION 5.1 of the Credit Agreement (or if this Borrowing request precedes the delivery of such financial statements, ______________199__) that has caused a Material Adverse Effect;

                 (c) as of the date hereof, and as a result of the making of the requested Loans, there does not and will not exist any Default or Event of Default; and

                 (d) as of the date hereof, no change or event has occurred that could reasonably be expected to cause a Material Adverse Effect.

         5. The undersigned certifies that he/she is the [president] [chief financial officer] of the Borrower and that as such he/she is familiar with the terms of the Credit Agreement, has knowledge of all information necessary to deliver this Certificate and is authorized to execute this certificate on the Borrower.

DATED:_________________________, 199__.

                                      PACKAGED ICE, INC.



                                      By:
                                         ----------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------



                                                                       EXHIBIT B

                                   EXHIBIT C

                             COMPLIANCE CERTIFICATE

TO: THE FROST NATIONAL BANK, as the Agent under the Credit Agreement dated September 15, 1997 (including any amendments or modifications thereof, the "CREDIT AGREEMENT") among PACKAGED ICE, INC., a Texas corporation ("BORROWER") and THE FROST NATIONAL BANK, a national banking association, individually and as agent for the Banks acting in the manner and to the extent provided in ARTICLE 8 of the Credit Agreement (in such capacity, the "AGENT"), ZIONS FIRST NATIONAL BANK, a national banking association, individually, and each of the lenders which becomes a party to said Credit Agreement as provided in SECTION 10 thereof (individually, a "BANK" and collectively, the "BANKS"), and the financial institutions now or hereafter parties thereto. Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings in this Notice of Borrowing.

         This Compliance Certificate is delivered pursuant to SECTION 5.1(f) and/or SECTION 2.2 of the Credit Agreement and relates to the Companies' compliance with the covenants set forth in SECTION 6.1 of the Credit Agreement. This Compliance Certificate contains "short-hand" descriptions of such covenants. The precise descriptions of such covenants, including defined terms used in connection therewith, are more fully set forth in the Credit Agreement, which shall control to the extent of any inconsistency with the "short-hand" descriptions used herein.

         1. The Companies are in compliance with the covenants set forth in SECTION 6.1 of the Credit Agreement for the Fiscal Quarter ended _______________, ____ (the "DETERMINATION DATE"), as follows:

         SECTION 6.1(a):  Minimum Consolidated Current Ratio (Companies)

         As of the Determination Date:

         (1)     Consolidated Current Assets:                                                 $__________

         (2)     Consolidated Current Liabilities:                                            $___________

         (3)     Consolidated Current Maturities of Long Term Debt:                           $___________

                 Ratio:           (1) to [(2) less (3)]                                       ____ to _____

                          Minimum Ratio:                                                       1.25 to 1.00





                                                                       EXHIBIT C

         SECTION 6.1(d): Minimum Adjusted Interest Coverage Ratio (Projected)

         For the four-quarter period ended as of the Determination Date:

         (1)     Base Company EBITDA:                                                         $___________

         (2)     EBITDA attributable to any Acquisitions occurring after April 17,
         1997, adjusted in a manner acceptable to Banks (attach explanation of adjustments) (and specifically excluding EBITDA, with respect to any Acquisition occurring after June 30, 1997 if the cash portion of the purchase price for such Acquisition exceeds $5,000,000
         (including any deferred payments of the cash price), unless the the Banks receive and approve financial reporting required pursuant to
         SECTION 5.1(c)):                                                                     $___________

         (3)     Projected Base Company Adjusted EBITDA: sum of (1) and (2)                   $___________

         (4)     Projected interest expense of all Companies on outstanding
         Indebtedness:                                                                        $___________

         (5)     Projected interest expense on requested Borrowing(s),
         if this certificate is given in connection with a requested Borrowing:               $___________

         (6)     Projected Interest Expense of all Companies: sum of (4) and (5)              $___________

         (7)     Adjusted Interest Coverage Ratio: (3) divided by (6):                        ____________

         ------------------------------------------------------------------------------------
                BALANCE OF ALL LOANS               MINIMUM RATIO         ADJUSTED INTEREST
                                                                           COVERAGE RATIO
         ------------------------------------------------------------------------------------
                Not more than $5,000,000                 None
         ------------------------------------------------------------------------------------
         More than $5,000,000 but not more than          1.2 to 1
                          $10,000,000
         ------------------------------------------------------------------------------------
         More than $10,000,000 but not more than         1.3 to 1
                          $15,000,000
         ------------------------------------------------------------------------------------
                  More than $15,000,000                  2.0 to 1
         ------------------------------------------------------------------------------------

   SECTION 6.1(e): Minimum Adjusted Interest Coverage Ratio (One Quarter Actual)

         For the Applicable Quarter ended as of the Determination Date:

         (1)     Projected Base Company Adjusted EBITDA for the Applicable
         Quarter (per Test Projection due 45 days following beginning of such quarter):       $____________

         (2)     Actual Base Company EBITDA for the Applicable Quarter:                       $____________

         (3) EBITDA for the Applicable Quarter attributable to any Acquisitions occurring after April 17,1997, adjusted in a manner acceptable to Banks (attach explanation of adjustments)





                                                                       EXHIBIT C

         (and specifically excluding EBITDA, with respect to
         any Acquisition occurring after June 30, 1997 if the cash portion of the purchase price for such Acquisition exceeds $5,000,000
         (including any deferred payments of the cash price), unless the the Banks receive and approve financial reporting required pursuant to
         SECTION 5.1(c)):                                                                     $___________

         (4)     Actual Base Company Adjusted EBITDA for the Applicable
         Quarter:                                                    sum of (2) and (3)       $___________

         (5)     EBITDA Variance (as a percentage):                 (4) divided by (1)        ____________

         (6)     Projected Base Company Adjusted EBITDA for the four quarter
         period covered by the Test Projection                                                $___________

         (7)     Projected Base Company Adjusted EBITDA for the four quarter period covered by the Test Projection AS MODIFIED by the EBITDA Variance
                                                            (6) x (5)                         $___________

         (8)     Projected interest expense of all Companies as shown on Test
          Projection:                                                                         $___________

         (7)     Adjusted Interest Coverage Ratio(One Quarter Actual):
         (7) divided by (8):                                                                  ____________

           -------------------------------------------------------------------------------------
                     BALANCE OF ALL LOANS               MINIMUM RATIO         ADJUSTED INTEREST
                                                                               COVERAGE RATIO
           -------------------------------------------------------------------------------------
                   Not more than $5,000,000                  None
           -------------------------------------------------------------------------------------
            More than $5,000,000 but not more than         1.2 to 1
                         $10,000,000
           -------------------------------------------------------------------------------------
           More than $10,000,000 but not more than         1.3 to 1
                         $15,000,000
           -------------------------------------------------------------------------------------
                    More than $15,000,000                  2.0 to 1
           -------------------------------------------------------------------------------------

         2. Borrower hereby certifies, warrants and represents to the Agent, and each Bank as follows:

                 (a) Neither Borrower nor any Subsidiary has incurred any Indebtedness of the type described in SECTION 6.2(V) except as listed below:

                               _________________


                 (b)      the representations and warranties contained in
         ARTICLE 4 of the Credit Agreement (other than those by their terms limited to a specific date) are true and correct in all material respects as of the date hereof and shall be true and correct in all material respects upon the making of the requested Loans, with the same force and effect as though made on and as of





                                                                       EXHIBIT C
         the date hereof and thereof, except for such representations and warranties which relate to a particular date or which fail to be true and correct as a result of events or occurrences permitted under the Loan Papers;

                 (c) Borrower is in compliance with the all terms and conditions of the Indenture, as provided in SECTIONS 5.1(N) AND 6.1(c) of the Credit Agreement;

                 (d) no event has occurred since the date of the most recent financial statements delivered pursuant to SECTION 5.1 of the Credit Agreement that has caused a Material Adverse Effect;

                 (e) as of the date hereof, there does not exist any Default or Event of Default; and

                 (f) as of the date hereof, no change or event has occurred that could reasonably be expected to cause a Material Adverse Effect.

         3. The undersigned certifies that he/she is the [president] [chief financial officer] of Borrower, and that as such he/she is familiar with the terms of the Credit Agreement, has knowledge of all information required to deliver this certificate and is authorized to execute this certificate on behalf of Borrower.

DATED:____________________, 19__.


                                         PACKAGED ICE, INC., a Texas corporation


                                         By:
                                            ----------------------------
                                         Name:
                                              --------------------------
                                         Title:
                                               -------------------------





                                                                       EXHIBIT C

                                   EXHIBIT D

                      ASSIGNMENT AND ACCEPTANCE AGREEMENT


         This Assignment and Acceptance Agreement (this "AGREEMENT") is made as of _____________, 199__ (the "EFFECTIVE DATE"), between ________________ (the
"ASSIGNOR") and __________________ (the "ASSIGNEE").

         Reference is made to that certain Credit Agreement dated as of September 15, 1997 (the "CREDIT AGREEMENT") by and among Packaged Ice, Inc., a Texas corporation, (the "BORROWER"), The Frost National Bank, a national banking association, individually and as agent for the Banks defined therein (collectively, the "BANKS"), and the Banks. This Agreement is executed and delivered pursuant to, and as contemplated in, the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         The Assignor and the Assignee hereby covenant and agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, $____________ of the Assignor's Revolving Commitment, representing a pro rata share in the Loan and the Loan Papers of _____% as of the Effective Date. The foregoing interest for all events and circumstances shall be deemed such Assignee's pro rata share (in addition to any other pro rata share of Assignee, if any) in the Loan, the Loan Papers and all payments made to or received from Borrower pursuant to the Loan Papers and is subject to the terms and conditions provided in the Loan Papers.

         2. The Assignor (i) hereby represents and warrants to the Assignee that Assignor is the legal and beneficial owner of the pro rata share being assigned by it hereunder and such interest is free and clear of any adverse claim, (ii) hereby represents and warrants that as of the date hereof the pro rata share in the Loan and Commitment being assigned hereunder is ______% without giving effect to assignments that are not yet effective, and
(iii) has attached a copy of the Note delivered to it under the Loan Agreement.

         3. The Assignee hereby confirms and acknowledges that, except as specifically set forth herein, the Assignor: (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Papers, or the execution, legality, validity, enforceability, genuineness, sufficiency or value for the Loan Papers or any other instrument or document furnished pursuant thereto; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any other person or entity which is a party to an y of the Loan Papers (collectively, "OTHER PARTY"); and (iii) makes no representation or warranty and assumes no responsibility with respect to the performance or observance by Borrower or any Other Party of any of its obligations under any of the Loan Papers or any other instrument or document furnished pursuant thereto.

         4. The Assignee hereby: (i) confirms that it is has received a copy of the Loan Papers, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; and (ii) agrees that it will, independently and without reliance upon the Assignor or any other counterparty and based on such documents and information as it





                                                                       EXHIBIT D
shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Papers.

         5. The Assignee hereby: (i) appoints and authorizes the Agent under the Loan Papers to take such action as agent on its behalf and to exercise such powers under the Loan Papers as are delegated to the Agent by the terms of the Loan Papers; and (ii) agrees with the Assignor for the benefit of Agent and Borrower that it will perform all of the obligations which by the terms of the Loan Papers are required to be performed by it as a counterparty (including, without limitation), the obligation to make payments pursuant to the Loan Papers) and that it shall be liable directly to the Assignor, Agent, Borrower and to each of the Banks for the performance of such obligations.

         6. If the Assignee is organized under the laws of a jurisdiction outside the United States, it hereby represents and agrees that it has delivered or will within three (3) days after the date of the execution of this Agreement deliver to the Assignor and the Agent completed and signed copies of any forms that may be required by the United States Internal Revenue Service in order to certify the Assignee's exemption from United States withholding taxes.

         7. As of the Effective Date, (i) the Assignee shall be a party to the Loan Papers and, to the extent provided in this Agreement, have the rights and obligations of a counterparty thereunder, and (ii) the Assignor shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations in the Loan Papers with respect to the pro rata share being assigned hereunder.

         8. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to the conflict of laws principles thereof.

         9. The Assignee hereby represents and warrants as of the Effective Date:

                 A. The Assignee has all necessary corporate power and authority to purchase and own the interest being assigned to it hereunder, and has all necessary corporate power and authority to perform all its obligations with respect to this Agreement;

                 B. The execution and delivery of this Agreement and all other instruments and documents executed in connection herewith have been duly authorized by all requisite corporate action of the Assignee; and

                 C. No approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person is required in connection with this Agreement.

         11. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.





                                                                       EXHIBIT D

         12. Assignee's address for notices and payments under the Credit Agreement and this Agreement as set forth in SCHEDULE 1 attached hereto and made a part hereof. Assignee may by notice to the Assignor, the Agent and Borrower change the address or telex number or facsimile number at which notices, communications and payments are to be given to it.

                                        ASSIGNOR:


                                        -------------------------------
                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------



                                        ASSIGNEE:


                                        -------------------------------
                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------





                                                                       EXHIBIT D

               SCHEDULE 1 TO ASSIGNMENT AND ACCEPTANCE AGREEMENT

                 ADDRESS FOR NOTICES AND ACCOUNTS FOR PAYMENTS



Address:
                  -----------------------------

                  -----------------------------

                  -----------------------------
                  Telecopier:
                             ------------------


Account for Payments

Account No.:
                  -----------------------------
Attention:        -----------------------------
                  -----------------------------
Reference:        -----------------------------
Depositary:       -----------------------------
                  -----------------------------
                  -----------------------------
                  -----------------------------





                                                        SCHEDULE 1-ASSIGNMENT &
                                                        ACCEPTANCE AGREEMENT